HarborView Mortgage Pass-Through Certificates
Series 2007-2

Preliminary Marketing Materials

$94,041,000 (Approximate)

The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov<http://www.sec.gov/>. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities. Any such commitment shall be subject to the conditions specified below.
This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.
This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.
The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. The information in this free writing prospectus may reflect assumptions specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

FOR ADDITIONAL INFORMATION PLEASE CALL

RBS Greenwich Capital

Asset Backed Finance
Shakti Radhakishun	(203) 618-2225
Ara Balabanian	(203) 618-2435
Greg McSweeney	(203) 618-2429

Trading
Johan Eveland	(203) 625-6160
Jesse Litvak	(203) 625-6160
Stu Kronick	(203) 618-6160

Analytics
Steve Bisaillon	(203) 618-5654
Jeff Traister	(203) 618-6160

Rating Agency Contacts

Standard & Poor’s
Jeff Watson	(212) 438-1592

Moody’s
Anthony Deshetler	(201) 915-8306

Preliminary Term Sheet	Date Prepared: March [12], 2007

HarborView Mortgage Loan Trust 2007-2

Mortgage Loan Pass-Through Certificates, Series 2007-2

$94,041,000 (Approximate, Subject to +/- 20% Variance)

Publicly Offered Certificates
Adjustable Rate Residential Mortgage Loans

Class	Balance ($)(1)	WAL (Yrs) (Call/Mat) (2)	Pymt Window (Mths) (Call/Mat) (2)	Pass-Through Rates	Tranche Type	Assumed Final Distribution Date	Expected Ratings S&P/Moody’s
1A-1A(3)	$332,989,000	Not Marketed Hereby		Floater	Senior	April 2037	[AAA/Aaa]
2A-1A(3)	$534,121,000			Floater	Super Senior	April 2037	[AAA/Aaa]
2A-1B(3)	$222,550,000			Floater	Senior Mezz	April 2037	[AAA/Aaa]
2A-1C(3)	$133,530,000			Floater	Senior Mezz	May 2038	[AAA/Aaa]
B-1 (4)	$22,517,000	6.12 / 6.55	44-102 / 44-147	Floater	Subordinate	April 2037	[AA+/Aa1]
B-2 (4)	$25,828,000	6.12 / 6.45	44-102 / 44-137	Floater	Subordinate	April 2037	[AA/Aa2]
B-3 (4)	$8,609,000	6.11 / 6.33	44-102 / 44-121	Floater	Subordinate	April 2037	[AA-/Aa3]
B-4 (4)	$7,947,000	6.11 / 6.24	44-102 / 44-114	Floater	Subordinate	April 2037	[A+/Aa3]
B-5 (4)	$5,961,000	6.10 / 6.12	44-102 / 44-106	Floater	Subordinate	April 2037	[A/A1]
B-6 (4)	$5,298,000	5.98 / 5.98	44-99/ 44-99	Floater	Subordinate	April 2037	[A-/A2]
B-7 (4)	$10,596,000	5.64 / 5.64	44-91/ 44-91	Floater	Subordinate	April 2037	[BBB-/Baa1]
B-8 (4)	$7,285,000	4.95 / 4.95	44-73 / 44-73	Floater	Subordinate	April 2037	[NR/Baa2]

Total	$1,317,231,000

(1)
Distributions on the Class 1A-1A Certificates will be derived from the Group 1 Mortgage Loans (as described herein). Distributions on the Class 2A-1A, Class 2A-1B and 2A-1C Certificates will be derived from the Group 2 Mortgage Loans (as described herein). Distributions on the Subordinate Certificates will be derived from all the Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-20% variance.

(2)	The WAL and Payment Windows to Call for the Offered Certificates are shown to the Optional Termination Date (as described herein).

(3)
The Senior Certificates will have a Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a related margin (which margin will double after the Optional Termination Date), (ii) the related Net WAC Cap and (iii) 10.00% per annum.

(4)
The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 and Class B-8 Certificates will have a Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a related margin (which margin will be multiplied by 1.5 after the Optional Termination Date), (ii) the Net WAC Cap and (iii) 10.00% per annum.

Depositor:	Greenwich Capital Acceptance, Inc.

Underwriter:	Greenwich Capital Markets, Inc.

Originator:
It is expected that at the end of the Pre-funding Period the originators accounting for more than 10% of the Mortgage Loans will be Paul Financial, LLC. (26.07%), American Home Mortgage Corp. (17.04%), Residential Funding Company, LLC (15.99%) and Kay-Co Investment Inc. d/b/a Pro30 Funding (14.48%). At the end of the Pre-funding Period, it is expected that no other originator will account for more than 10% of the total Mortgage Loans.

Master Servicer:	Wells Fargo Bank, N.A.

Servicers:
It is expected that at the end of the Pre-funding Period the servicers accounting for more than 10% of the Mortgage Loans will be GMAC Mortgage, LLC (66.97%), American Home Mortgage Servicing, Inc. (17.04%) and Residential Funding Company, LLC (15.99%). At the end of the Pre-funding Period, it is expected that no other servicer will account for more than 10% of the total Mortgage Loans. Beginning on or after May 1, 2007, substantially all of the loans initially serviced by GMAC Mortgage, LLC are expected to be serviced by Central Mortgage Company.

Trustee:	Deutsche Bank National Trust Company.

Custodian:	Deutsche Bank National Trust Company., except for with respect to those loans serviced by Residential Funding Company, LLC. for which the custodian will be Wells Fargo Bank, N.A.

Credit Risk Manager:	Clayton Fixed Income Services Inc. formerly known as The Murrayhill Company. (“Clayton”).
Clayton	may not perform all Credit Risk Manager duties for mortgage loans serviced by Residential
Funding Company, LLC.

Insurance Policy
Provider:	Ambac Assurance Corporation (or the “Certificate Insurer”) will issue an insurance policy for the benefit of the Class 2A-1C Certificates.

Additional Disclosure:
For additional disclosure on (a) the Originators and their Underwriting Guidelines, (b) the Master Servicer, (c) the Servicers, (d) the Custodian and Trustee and (e) the Insurance Policy Provider, refer to Exhibit A.

Rating Agencies:	S&P and Moody’s will rate the Offered Certificates. It is expected that the Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Cut-off Date:	For each Initial Mortgage Loan, the close of business on March 1, 2007, and for each Subsequent Mortgage Loan, the date as specified in the related subsequent transfer instrument.

Expected Pricing Date:	The week of March [15], 2007.

Closing Date:	March 30, 2007.

Distribution Date:	The 25th day of each month (or if such day is not a business day, the next succeeding business day), commencing in April 2007.

Certificates:
The “Senior Certificates” will consist of the Class 1A-1A Certificates (the “Group 1 Certificates”) and the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates (the “Group 2 Certificates”). The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 and Class B-8 Certificates. The Subordinate Certificates are collectively referred to herein as the “Offered Certificates”. The Senior Certificates and Subordinate Certificates are collectively referred to herein as the “Certificates”.

The trust will also issue the Class C, Class P, Class ES and Class R Certificates, none of which will be publicly offered.

Accrued Interest:	The Certificates will settle flat.

Interest Accrual Period:
The interest accrual period for each Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

Registration:	The Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

Federal Tax Treatment:	It is anticipated that the Certificates will represent ownership of REMIC regular interests.

ERISA Eligibility:
The Certificates are expected to be ERISA eligible, provided the purchase and holding of such certificates are eligible for exemptive relief under an investor-based or statutory exemption. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:	The Senior Certificates, the Class B-1, Class B-2 and Class B-3 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination Date:
The terms of the transaction allow for the purchase by the Master Servicer of all the Mortgage Loans and other property of the trust (the “Optional Termination Date”) which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date.

Pricing Prepayment Speed:	25% CPR

Mortgage Loans:
The mortgage loans that are expected to be transferred to the trust on the Closing Date with an aggregate principal balance of approximately $987,674,655 (the “Initial Mortgage Loans”) and the mortgage loans that are expected to be transferred to the trust during the Pre-funding Period with an aggregate principal balance of approximately $336,840,850 (the “Subsequent Mortgage Loans”), consist of adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $1,324,515,506 (the “Mortgage Loans”). The information set forth herein with respect to the mortgage loans, is expected to be representative of the characteristics of the mortgage loans that will be included in the trust. It is not expected that the initial principal balance (or notional balance) of any class of Offered Certificates (as shown on the fourth page) will increase or decrease by more than 20% by the Closing Date. All of the Mortgage Loans are Negative Amortization Loans as defined herein, for a portion of or the entire term of the loan. It is expected that the Mortgage Loans will be substantially similar to the Mortgage Loans shown herein. For more information please see attached collateral descriptions for the Initial Mortgage Loans and Mortgage Loans.

The “Group 1 Mortgage Loans” will consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of 30 or 40 years and an aggregate principal balance as of the Cut-off Date of approximately $360,573,065. The “Group 2 Mortgage Loans” will consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of 30 or 40 years and an aggregate principal balance as of the Cut-off Date of approximately $963,942,441. Substantially all of the Group 1 and Group 2 Mortgage Loans either accrue interest at a mortgage rate which adjusts monthly or semi-annually after an initial fixed rate.

Approximately 99.20% of the Mortgage Loans have an initial fixed rate period of approximately 60 months.

For approximately 94.26% of the Mortgage Loans the borrower: (i) has various payment options, including a minimum payment, which may cause negative amortization, generally from month 1 through the earlier of (a) the related first rate reset date and (b) the month the related principal balance is equal to the Negative Amortization Limit (the “Option Period”), (ii) has the option to make an interest only payment (at a fully-indexed interest rate) from the earlier of (a) generally the first rate reset date and (b) the month the loan’s principal balance is equal to the Negative Amortization Limit through month 120 (the “IO Period”) and (iii) is required to make fully amortizing principal and interest payments from month 121 through the final payment date. Substantially all of such loans have a fixed interest rate and a fixed minimum payment for approximately 5 years.

Generally, all of the Mortgage Loans adjust based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”), One Month LIBOR (“One Month LIBOR”) or Six-Month LIBOR (“Six Month LIBOR”).

Negative Amortization Loans:
“Negative Amortization Loans” are mortgage loans for which the minimum monthly payment amount for a term specified in the related mortgage note is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan. If a borrower elects to pay only the minimum monthly payment, the deficient interest amount is added to the unpaid principal balance of such mortgage loan. A borrower may elect to pay only the minimum monthly payment for a term specified in the related mortgage note subject to adjustment under the following conditions: (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.500% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (generally 110%, 115% or 120%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to either (a) amortize fully the then unpaid principal balance over the remaining term to maturity or (b) equal the interest only payment for such loan, calculated at the then applicable rate, based on the related Index rate and margin.

Pre-Funding Amount:
On the Closing Date, the Seller will deposit approximately $336,840,850 (the “Pre-funding Amount”), which will consist of approximately $66,580,665 deposited into an account (the “Group 1 Pre-Funding Account”) to purchase subsequent Group 1 Mortgage Loans and approximately $270,260,185 deposited into an account (the “Group 2 Pre-Funding Account”; and together with the Group 1 Pre-Funding Account, the “Pre-Funding Accounts”) to purchase subsequent Group 2 Mortgage Loans. Funds on deposit in the Pre-funding Accounts will be used from time to time to acquire Subsequent Mortgage Loans during the Pre-funding Period.

The “Pre-funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) April [24], 2007. If necessary, a capitalized interest account deposit will be made by the Depositor to cover any interest shortfalls during the Pre-funding Period.

To the extent that the trust does not fully use amounts on deposit in the Pre-funding Accounts to purchase Subsequent Mortgage Loans by the end of the Pre-funding Period, the trust will apply the remaining amounts as a prepayment of principal to the related Certificates on the Distribution Date immediately following the end of the Pre-funding Period. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Certificates from amounts in the Pre-funding Accounts.

Net Mortgage Rate:
The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the sum of a) the Trust Expense Fee Rate, and b) on or after the 121st Distribution Date, the Final Maturity Reserve Rate.

Net WAC:
The “Net WAC” for any distribution date equals the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the related due period, weighted on the basis of their stated principal balances as of the first day of the related due period, provided however, that for the first two distribution dates only, such weighted average of the net loan rates of the mortgage loans shall be multiplied by the quotient of (i) the aggregate of the stated principal balances of the first day of the related due period of the Mortgage Loans having scheduled payments that are included in determining available funds for such distribution date divided by (ii) the sum of (a) the aggregate of the stated principal balances of all of the Mortgage Loans as of the first day of the related due period plus (b) the amount on deposit in the Pre-funding Account immediately prior to such distribution date.

Net WAC Cap:
The “Net WAC Cap” for the Certificates (other than the Class 2A-1C Certificates) and any distribution date will equal the product of (i) the Net WAC multiplied by (ii) the quotient of 30 divided by the actual number of days in the related Accrual Period.

The “Net WAC Cap” for the Class 2A-1C Certificates is equal to (x) the excess, if any, of the Net WAC Cap applicable to the other Certificates over (y) the Insurance Premium Rate for such Distribution Date.

Net Maximum Rate:
The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the sum of a) the Trust Expense Fee Rate, and b) on or after the 121st Distribution Date, the Final Maturity Reserve Rate.

Trust Expense Fee Rate:	The sum of the Servicing Fee Rate, Master Servicing Fee Rate, Credit Risk Manager Fee Rate and the LPMI Fee Rate, if any.

Insurer Premium Rate:	The“Insurer Premium Rate” with respect to each Distribution Date is a rate equal to 0.07% per annum.

Servicing Fee Rate:
Each servicer will be paid a monthly fee (a “Servicing Fee”) with respect to each mortgage loan it services. The Servicing Fee will be calculated at a per annum rate (the “Servicing Fee Rate”) of the outstanding principal balance of each mortgage loan as of the first day of the related due period. For each Mortgage Loan (other than with respect to approximately $211,831,966 of the mortgage loans which is approximately equal to 15.99% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date), the Servicing Fee Rate will equal 0.375%. With respect to approximately $211,831,966 of the mortgage loans which is approximately equal to 15.99% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date, the Servicing Fee Rate will be 0.4250%.

Master Servicing Fee Rate:	For each Mortgage Loan the Master Servicing Fee Rate will equal [0.0050]%. The Custodian will be paid by the Master Servicer.

Credit Risk Manager Fee Rate:	For each Mortgage Loan the Credit Risk Manager Fee Rate will equal [0.0050]%.

Basis Risk Shortfalls:	With respect to any Distribution Date, each class of Certificates will be entitled to the “Basis Risk Shortfalls” for such class which will equal the sum of:

(i) the excess, if any, of the amount of interest that such class would have been entitled to receive if the pass-through rate for such class were calculated without regard to clause (ii) in the definition thereof, over the actual amount of interest such class is entitled to receive for such Distribution Date,

(ii) any excess described in clause (i) above remaining unpaid from prior Distribution Dates; and

(iii) interest for the applicable interest accrual period on the amount described in clause (ii) above based on the applicable pass-through rate determined without regard to clause (ii) in the definition thereof.

Adjusted Cap Rate:
The “Group 1 Adjusted Cap Rate” for the Class 1A-1A Certificates and for any Distribution Date equals the Net WAC Cap computed by first reducing the related Net WAC by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the related due period.

The “Group 2 Adjusted Cap Rate” for the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates and for any Distribution Date equals the related Net WAC Cap computed by first reducing the related Net WAC by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the related due period.

The “Subordinate Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals the weighted average of the Group 1 Adjusted Cap Rate and the Group 2 Adjusted Cap Rate for such Distribution Date, weighted in each case based on the applicable Subordinate Component for each mortgage loan group.

The “Subordinate Component” for either mortgage loan group and any Distribution Date is the excess, if any, of the aggregate principal balance of the related mortgage loans as of the first day of the related due period plus the amount on deposit in the Pre-Funding Account with respect to the related mortgage loan group over the aggregate certificate principal balance of the Senior Certificates related to such mortgage loan group immediately prior to such Distribution Date.

Deferred Interest:
The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan. Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:
The “Net Deferred Interest” for any Distribution Date and mortgage loan group is the excess, if any, of Deferred Interest for the related due period and mortgage loan group over voluntary principal prepayments for the related prepayment period and mortgage loan group.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class, of (i) the current interest accrued at the applicable pass-through rate for such class, over (ii) the amount of current interest that would have accrued had the Pass-Through Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date. The Net Deferred Interest allocable to each class of Certificates will reduce the amount of interest distributable on such class and such Net Deferred Interest will be added to the principal balance of such class of Certificates.

Credit Enhancement:	Series 2007-2 is an “Overcollateralization Series” as defined in the accompanying terms sheet supplement. Credit enhancement consists of the following:

1) Net Monthly Excess Cashflow;
2) Yield Maintenance Agreement;
3) Overcollateralization Amount;
4) Subordination; and
5) Only with respect to the Class 2A-1C Certificates, the Policy issued by the Certificate Insurer.

Policy:
The Certificate Insurer will issue an insurance policy (the “Policy”) for the benefit of the Class 2A-1C Certificates. The Policy will unconditionally and irrevocably guarantee payment of (i) the outstanding Class Principal Balance of the Class 2A-1C Certificates on their final maturity date, (ii) the amount of any realized losses allocated to the Class 2A-1C Certificates and (iii) accrued and unpaid interest calculated at the pass-through rate due on the Class 2A-1C Certificates, subject to certain terms and conditions set forth in the Policy. The Policy will not provide credit enhancement for any class of certificates other than the Class 2A-1C Certificates.

On each Distribution Date, the Trustee will calculate to what extent the funds available to make the distributions of principal and interest are insufficient to distribute the amounts due on the Class 2A-1C Certificates. If an insufficiency exists and it is covered by the Policy, then the Trustee will make a draw on the Policy.

If for any reason the Certificate Insurer does not make the payments required under the Policy, the holders of the Class 2A-1C Certificates will rely on the Mortgage Loans for their distributions of interest and principal, and certificateholders may suffer a loss.

The Policy does not cover Basis Risk Shortfalls or shortfalls in interest collections on the Mortgage Loans that are attributable to prepayment interest shortfalls, deferred interest or the application of the Servicemembers Civil Relief Act.

Yield Maintenance
Agreement:
On the Closing Date, the trust, on behalf of a separate trust, will enter into the “Yield Maintenance Agreement” to make payments based upon the priority of cashflows described within the Yield Maintenance Agreement Account herein. On each Distribution Date, the counterparty to the Yield Maintenance Agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of (i) One Month LIBOR, subject to the maximum rate set forth for such Distribution Date over (ii) the strike price for such Distribution Date specified on the Yield Maintenance Agreement Schedule herein, and (b) the lesser of (i) the notional balance for such Distribution Date specified on the Yield Maintenance Agreement Schedule herein and (ii) the outstanding balance of the Certificates, for such Distribution Date and (c) the actual number of days in the related Interest Accrual Period divided by 360. The Yield Maintenance Agreement will terminate after the Distribution Date in June 2016.

Senior Basis
Risk Cap Agreement:
On the Closing Date, the Trustee on behalf of the trust will enter into the “Senior Basis Risk Cap Agreement” to make payments in respect of any Basis Risk Shortfalls on the Senior Certificates, pro rata, based on aggregate certificate principal balance of such Certificates. On each Distribution Date, the counterparty to the Senior Basis Risk Cap Agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of (i) One Month LIBOR, subject to a maximum of 10.000% over (ii) the strike price for such Distribution Date specified on the Senior Basis Risk Cap Agreement Schedule herein, accrued during the related Interest Accrual Period for the Certificates and (b) the lesser of (x) the notional balance for such Distribution Date and (y) the aggregate balance of the Senior Certificates on the related Distribution Date and (c) the actual number of days in the related Interest Accrual Period divided by 360. The Senior Basis Risk Cap Agreement will terminate following the Distribution Date in December 2011.

Subordinate Basis
Risk Cap Agreement:
On the Closing Date, the Trustee on behalf of the trust will enter into the “Subordinate Basis Risk Cap Agreement” to make payments in respect of any Basis Risk Shortfalls on the Subordinate Certificates, pro rata, based on aggregate certificate principal balance of such Certificates. On each Distribution Date, the counterparty to the Subordinate Basis Risk Cap Agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of (i) One Month LIBOR, subject to a maximum of 10.000% over (ii) the strike price for such Distribution Date specified on the Subordinate Basis Risk Cap Agreement Schedule herein, accrued during the related Interest Accrual Period for the Certificates and (b) the lesser of (x) the notional balance for such Distribution Date and (y) the aggregate balance of the Subordinate Certificates on the related Distribution Date and (c) the actual number of days in the related Interest Accrual Period divided by 360. The Subordinate Basis Risk Cap Agreement will terminate following the Distribution Date in December 2011.

Senior Basis Risk
Reserve Fund:
Amounts on deposit in the “Senior Basis Risk Reserve Fund” (along with payments received under the Basis Risk Cap Agreement and a portion of the payments received under the Yield Maintenance Agreement) will be used to pay Basis Risk Shortfalls on the Certificates.

Subordinate Basis Risk
Reserve Fund:
Amounts on deposit in the “Subordinate Basis Risk Reserve Fund” (along with payments received under the Basis Risk Cap Agreement and a portion of the payments received under the Yield Maintenance Agreement) will be used to pay Basis Risk Shortfalls on the Certificates.

Net Monthly
Excess Cashflow:
The “Net Monthly Excess Cashflow” For any Distribution Date is equal to the sum of (a) any Overcollateralization Release Amount and (b) the excess of (x) the Available Funds for such Distribution Date over (y) the sum for such Distribution Date of (A) the Monthly Interest Distributable Amounts for the Certificates, (B) the Unpaid Interest Shortfall Amounts for the Class 1A-1A, Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates and (C) the Principal Remittance Amount.

Overcollateralization
Amount:
The “Overcollateralization Amount” for any Distribution Date is equal to the excess of (i) the sum of (a) the aggregate principal balance of the Mortgage Loans and (b) amounts in the Pre-Funding Account over (ii) the aggregate principal balance of the Certificates, expressed as a percentage of the aggregate Mortgage Loan balance. On the Closing Date, the Overcollateralization Amount will be equal to approximately 0.55% of the sum of (i) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date.

Interest Remittance
Amount:
For any Distribution Date and any mortgage loan group, the portion of the related Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Mortgage Loans in such mortgage loan group.

Final Maturity Reserve
Deposit Amount:
The Final Maturity Reserve Deposit Amount for each Distribution Date is an amount equal to the lesser of (x) the product of (i) the Final Maturity Reserve Rate divided by 12 and (ii) the aggregate stated principal balance of all the Mortgage Loans and (y) the Interest Remittance Amount before taking into account any distribution under "Priority of Distributions-Interest Distributions" herein and after the distribution of certain fees and expenses of the trust. No deposit is required if the balance of the Mortgage Loans having 40-year original terms to maturity, on each Distribution Date is less than or equal to the aggregate principal balance set forth in Final Maturity Reserve Schedule for that Distribution Date.

Final Maturity Reserve
Trust:
The Final Maturity Reserve Trust will hold the final maturity reserve account for the benefit of the certificateholders. On each Distribution Date on and after the Distribution Date in April 2017 (the “121st Distribution Date”) period up to the earlier of (i) the final scheduled Distribution Date and (ii) the termination of the trust, if the aggregate stated principal balance of the Mortgage Loans having 40-year original terms to maturity at the end of the related due period is greater than the aggregate principal balance set forth in Final Maturity Reserve Schedule for that Distribution Date (the “Final Maturity Reserve Amount Distribution Date”), the Trustee will deposit into the final maturity reserve account the Final Maturity Reserve Fund Deposit Amount. On the earlier of (i) the final scheduled Distribution Date and (ii) the termination of the trust, any amounts on deposit in the final maturity reserve account will be applied as payment of principal or interest as described herein.

Final Maturity Reserve
Rate:
A per annum rate equal to the product of (i) 1.00% and (ii) a fraction equal to the numerator of which is the Stated Principal Balance of the Mortgage Loans having 40-year original terms to maturity and the denominator of which is aggregate Stated Principal Balance of the Mortgage Loans.

Overcollateralization
Target Amount:
On any Distribution Date, the “Overcollateralization Target Amount” is equal to:

(i)   prior to the Stepdown Date, [0.55]% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date;

(ii) on or after the Stepdown Date, if no Trigger Event has occurred and is continuing, the greater of:

(a)  [1.375]% of the current principal balance of the Mortgage Loans prior to the Distribution Date in April 2013 and [1.100]% of the current principal balance of the Mortgage Loans on or after the Distribution Date in April 2013;

(b)  .050% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date (the “OC Floor”); and

(iii) during the occurrence and continuation of a Trigger Event, the Overcollateralization Target Amount as of the previous Distribution Date.

Stepdown Date:	The earlier to occur of
(i) the Distribution Date on which the principal balance of the Senior Certificates has been reduced to zero; and
(ii) the later to occur of
a. the Distribution Date occurring in April 2010; and

b.    the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to (i) prior to the Distribution Date in April 2013, [19.125]% and (ii) on or after the Distribution Date in April 2013, [15.300]%.

Trigger Event:
A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of Mortgage Loans that are delinquent 60 days or more exceeds (a) prior to April 2013 [36.60]% of the current Credit Enhancement Percentage of the Senior Certificates or (b) on or after April 2013 [40.00]% of the current Credit Enhancement Percentage of the Senior Certificates (ii) cumulative realized losses for the related Distribution Date as a percentage of the of the sum of (a) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (b) amounts in the Pre-Funding Accounts as of the Closing Date for the related Distribution Date are greater than:

Distribution Date	Percentage
April 2009 - March 2010	[0.25]% for the first month plus an additional 1/12th of [0.30]% for each month thereafter
April 2010 - March 2011	[0.55]% for the first month plus an additional 1/12th of [0.40]% for each month thereafter
April 2011 - March 2012	[0.95]% for the first month plus an additional 1/12th of [0.45]% for each month thereafter
April 2012 - March 2013	[1.40]% for the first month plus an additional 1/12th of [0.50]% for each month thereafter
April 2013 - March 2014	[1.90]% for the first month plus an additional 1/12th of [0.20]% for each month thereafter
April 2014 and thereafter	[2.10]%

Credit Enhancement
Percentage:
The “Credit Enhancement Percentage” for any Distribution Date and any class of Certificates is equal to (i) the sum of (a) the aggregate Class Principal Balance of the classes of Certificates subordinate to such class of Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

	Ratings (S/M)	Initial Credit Enhancement Percentage	Target Credit Enhancement Percentage before April 2013 or Stepdown Date	Target Credit Enhancement Percentage on or after April 2013 or Stepdown Date
Senior	[AAA/Aaa]	[7.650%]	[19.125%]	[15.300%]
B-1	[AA+/Aa1]	[5.950%]	[14.875%]	[11.900%]
B-2	[AA/Aa2]	[4.000%]	[10.000%]	[8.000%]
B-3	[AA-/Aa3]	[3.350%]	[8.375%]	[6.700%]
B-4	[A+/Aa3]	[2.750%]	[6.875%]	[5.500%]
B-5	[A/A1]	[2.300%]	[5.750%]	[4.600%]
B-6	[A-/A2]	[1.900%]	[4.750%]	[3.800%]
B-7	[BBB-/Baa1]	[1.100%]	[2.750%]	[2.200%]
B-8	[NR/Baa2]	[0.550%]	[1.375%]	[1.100%]

Allocation of
Realized Losses:
Any realized losses on the Mortgage Loans will be allocated as follows: first to Net Monthly Excess Cashflow, second to payments received under the Yield Maintenance Agreement, third to overcollateralization, and then to the Subordinate Certificates in reverse order of their numerical designations, in each case until the related class principal balance has been reduced to zero; and then to the Senior Certificates as follows:

1. Any remaining realized losses on the Group 1 Mortgage Loans will be allocated to the Class 1A-1A Certificates, until its class principal balance has been reduced to zero.

2. Any remaining realized losses on the Group 2 Mortgage Loans will be allocated to the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates, until the related class principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates will be allocated sequentially, first to the Class 2A-1C Certificates, second to the Class 2A-1B Certificates, and third to the Class 2A-1A Certificates, in that order, until the related class principal balance has been reduced to zero.

Senior Principal
Distribution Amount:
For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred or is not continuing with respect to such Distribution Date, will be the lesser of (a) the sum of the Principal Distribution Amounts for each mortgage loan group and (b) the excess of the (x) the aggregate Class Principal Balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) for each Distribution Date prior to April 2013, [80.750]% and thereafter [84.700]% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment period) minus the related OC Floor.

Class B-1 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date) and (ii) the Class Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) for each Distribution Date prior to April 2013, [85.125]% and thereafter [88.100]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the related OC Floor.

Class B-2 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date) and (iii) the Class Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) for each Distribution Date prior to April 2013, [90.000]% and thereafter [92.000]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the related OC Floor.

Class B-3 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1 and Class B-2 Certificates (after taking into account the distribution of the related Principal Distribution Amounts for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) for each Distribution Date prior to April 2013, [91.625]% and thereafter [93.300]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the related OC Floor.

Class B-4 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2 and Class B-3 Certificates (after taking into account the distribution of the related Principal Distribution Amounts for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) for each Distribution Date prior to April 2013, [93.125]% and thereafter [94.500]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the related OC Floor.

Class B-5 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-5 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (after taking into account the distribution of the related Principal Distribution Amount for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) for each Distribution Date prior to April 2013, [94.250]% and thereafter [95.400]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the related OC Floor.

Class B-6 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-6 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (after taking into account the distribution of the related Principal Distribution Amount for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) for each Distribution Date prior to April 2013, [95.250]% and thereafter [96.200]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the related OC Floor.

Class B-7 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-7 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (after taking into account the distribution of the related Principal Distribution Amount for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) for each Distribution Date prior to April 2013, [97.250]% and thereafter [97.800]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the related OC Floor.

Class B-8 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-7 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates (after taking into account the distribution of the related Principal Distribution Amount for such classes on such Distribution Date) and (iii) the Class Principal Balance of the Class B-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) for each Distribution Date prior to April 2013, [98.625]% and thereafter [98.900]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the related OC Floor.

Priority of
Distributions:
Available funds from the Mortgage Loans will be distributed as follows:

Interest Distributions

1.	on the 121st Distribution Date and on each Distribution Date thereafter, the amount required to be deposited in the Final Maturity Reserve Fund;

2.
from the Interest Remittance Amount for the related mortgage loan group, to the holders of the Class 1A-1A, Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates, as applicable, the related Monthly Interest Distributable Amount and the related Unpaid Interest Shortfall Amount, if any, to which each such class is entitled, provided that if the Interest Remittance Amount for the Group 1 Mortgage Loans is insufficient to pay the Class 1A-1A Certificates the related Monthly Interest Distributable Amount, the Trustee will withdraw such insufficient amount from the Interest Remittance Amount for the Group 2 Mortgage Loans after distributions are made of the Monthly Interest Distributable Amount to the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates, and if the Interest Remittance Amount for the Group 2 Mortgage Loans is insufficient to pay the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates the related Monthly Interest Distributable Amount, the Trustee will withdraw such insufficient amount from the Interest Remittance Amount for the Group 1 Mortgage Loans after distributions are made of the Monthly Interest Distributable Amount to the Class 1A-1A Certificates. In certain circumstances, interest funds will be distributed to the Senior Certificates from the unrelated mortgage loan group to the extent it was not received from the related mortgage loan group;

3.
from the remaining Interest Remittance Amounts for both mortgage loan groups, reimbursement amounts owed to the Certificate Insurer with respect to draws made under the Policy with respect to interest;

4.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-1 Certificates, the related Monthly Interest Distributable Amount;

5.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-2 Certificates, the related Monthly Interest Distributable Amount;

6.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-3 Certificates, the related Monthly Interest Distributable Amount;

7.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-4 Certificates, the related Monthly Interest Distributable Amount;

8.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-5 Certificates, the related Monthly Interest Distributable Amount;

9.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-6 Certificates, the related Monthly Interest Distributable Amount;

10.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-7 Certificates, the related Monthly Interest Distributable Amount;

11.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-8 Certificates, the related Monthly Interest Distributable Amount; and

12.	for application as part of Net Monthly Excess Cashflow for such Distribution Date.

Principal Distributions

(i)
On each Distribution Date (a) prior to the applicable Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Principal Distribution Amount will be distributed in the following order of priority:

1.	first, from the related Principal Distribution Amount as follows:

a.	from the Principal Distribution Amount for group 1, to the Class 1A-1A Certificates until their Class Principal Balance is reduced to zero; and

b.
from the Principal Distribution Amount for group 2, on a pro-rata basis to the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates, based on their respective Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

2.	second, to the Certificate Insurer any reimbursement amounts owed to the Certificate Insurer with respect to draws made under the Policy with respect to principal;

3.	third, from the Principal Distribution Amount for both mortgage loan groups:

a.	first, to the holders of the Class B-1 Certificates, until the Class Principal Balance thereof has been reduced to zero;

b.	second, to the holders of the Class B-2 Certificates, until the Class Principal Balance thereof has been reduced to zero;

c.	third, to the holders of the Class B-3 Certificates, until the Class Principal Balance thereof has been reduced to zero;

d.	fourth, to the holders of the Class B-4 Certificates, until the Class Principal Balance thereof has been reduced to zero;

e.	fifth, to the holders of the Class B-5 Certificates, until the Class Principal Balance thereof has been reduced to zero;

f.	sixth, to the holders of the Class B-6 Certificates, until the Class Principal Balance thereof has been reduced to zero;

g.	seventh, to the holders of Class B-7 Certificates, until the Class Principal Balance thereof has been reduced to zero;

h.	eighth, to the holders of Class B-8 Certificates, until the Class Principal Balance thereof has been reduced to zero; and

i.	ninth, for application as part of Net Monthly Excess Cashflow for such Distribution Date.

(ii)
On each Distribution Date (a) on or after the applicable Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Principal Distribution Amount will be distributed in the following amounts and order of priority:

1.
first, from the related Principal Distribution Amount such that each class of Senior Certificates will have at least [80.875]% credit enhancement if the Stepdown Date is reached prior to the Distribution Date in April 2013 or [84.700]% credit enhancement if the Stepdown Date is reached on or after the Distribution Date in April 2013, as follows:

a.	from the Principal Distribution Amount for group 1, to the Class 1A-1A Certificates until their Class Principal Balance is reduced to zero; and

b.
from the Principal Distribution Amount for group 2, on a pro-rata basis to the Class 2A-1A, Class 2A-1B and Class 2A-1C Certificates, based on their respective Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

2.	second, to the Certificate Insurer any reimbursement amounts owed to the Certificate Insurer with respect to draws made under the Policy with respect to principal;

3.	third, from the Principal Distribution Amount for both mortgage loan groups:

a.	first, to the holders of the Class B-1 Certificates, the Class B-1 Principal Distribution Amount;

b.	second, to the holders of the Class B-2 Certificates, the Class B-2 Principal Distribution Amount;

c.	third, to the holders of the Class B-3 Certificates, the Class B-3 Principal Distribution Amount;

d.	fourth, to the holders of the Class B-4 Certificates, the Class B-4 Principal Distribution Amount;

e.	fifth, to the holders of the Class B-5 Certificates, the Class B-5 Principal Distribution Amount;

f.	sixth, to the holders of the Class B-6 Certificates, the Class B-6 Principal Distribution Amount;

g.	seventh, to the holders of the Class B-7 Certificates, the Class B-7 Principal Distribution Amount;

h.	eighth, to the holders of the Class B-8 Certificates, the Class B-8 Principal Distribution Amount; and

i.	ninth, for application as part of Net Monthly Excess Cashflow for such Distribution Date.

Net Monthly Excess Cash
Flow Distributions:	On any Distribution Date, the Net Monthly Excess Cash Flow will be applied as set forth in the following order of priority:

1.
as part of the Principal Distribution Amount, to pay to the holders of the Senior and Subordinate Certificates in reduction of their certificate principal balances, the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Senior and Subordinate Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

2.
as part of the Principal Distribution Amount, to pay to the holders of the Senior and Subordinate Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

3.	to pay the holders of the Senior and Subordinate Certificates as part of the Principal Distribution Amount, any overcollateralization increase amount;

4.
to pay the holders of Senior and Subordinate Certificates, the amount of any prepayment interest shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on accrued certificate interest otherwise due thereon, to the extent not covered by the eligible servicing compensation on that Distribution Date;

5.
to pay to the holders of the Senior and Subordinate Certificates, any prepayment interest shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

6.
to pay to the holders of the Senior Certificates, on a pro rata basis, based on the amount of Basis Risk Shortfalls previously allocated thereto that remain unreimbursed, and then the Subordinate Certificates, in the order of payment priority, the amount of any Basis Risk Shortfalls, remaining unpaid as of that Distribution Date;

7.
to pay to the holders of the Senior and Subordinate Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

8.
to pay to the holders of the Senior Certificates, on a pro rata basis, based on the amount of realized losses previously allocated thereto that remain unreimbursed and then to the Subordinate Certificates, in the order of payment priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

9.	to the Final Maturity Reserve Fund, the Final Maturity Reserve Fund Addition, if any, for that Distribution Date; and

10.	to pay to the holders of the Class C Certificates and the Class R Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Yield Maintenance
Agreement Account:	Funds deposited into Yield Maintenance Agreement Account on a Distribution Date will include the payments received from the Counterparty for such Distribution Date.

On each Distribution Date, following the distribution of Excess Cashflow, payments made pursuant to the Yield Maintenance Agreement shall be distributed from the Yield Maintenance Agreement Account as follows:

(i) to the Senior Certificates and then to the Subordinate Certificates, sequentially, any remaining Allocated Realized Loss Amounts; an amount equal to any unpaid remaining Basis Risk Shortfalls with respect to the Senior and Subordinate Certificates to such Certificates first, pro rata, to the Senior Certificates based on the remaining Basis Risk Shortfalls and second, sequentially, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 and Class B-8 Certificates.

(ii) to the Senior Certificates, any unpaid interest, pro rata, including any accrued unpaid interest from a prior Distribution Date;

(iii) to the Subordinate Certificates, sequentially, any unpaid interest, including any accrued unpaid interest from prior Distribution Dates;

(iv) to the Senior Certificates and the Subordinate Certificates, any principal in accordance with the principal payment provisions described above under “Principal Distribution” in an amount necessary to maintain the applicable Overcollateralization Target Amount.

Senior Basis Risk Cap
Account:
On each Distribution date, following the distribution of Excess Cashflow, and withdrawals from the Senior Basis Risk Reserve Fund, the securities administrator will withdraw from amount in the Senior Basis Risk Cap Account for distribution to the holders of the Certificates in the following order of priority:

(i) to the Senior Certificates, pro rata, any Basis Risk Shortfalls to the extent unpaid; and

(ii) to Class C Certificates, any remaining amounts on deposit in the Senior Basis Risk Cap Account.

Subordinate Basis Risk Cap
Account:
On each Distribution date, following the distribution of Excess Cashflow, and withdrawals from the Subordinate Basis Risk Reserve Fund, the securities administrator will withdraw from amount in the Subordinate Basis Risk Cap Account for distribution to the holders of the Certificates in the following order of priority:

(i) to the Subordinate Certificates, pro rata, any Basis Risk Shortfalls to the extent unpaid; and

(ii) to Class C Certificates, any remaining amounts on deposit in the Subordinate Basis Risk Cap Account.

Yield Maintenance Agreement Schedule
*The Yield Maintence Agreement will pay based on the lesser of the schedule below and the actual principal balance of the Certificates for the related distribution date.

Period	Balance ($)	Strike (%)	Ceiling (%)	Period	Balance ($)	Strike (%)	Ceiling (%)
1	0.00	N/A	N/A	46	386,786,851.91	6.41449	8.89000
2	0.00	N/A	N/A	47	375,099,195.18	6.34747	8.89000
3	0.00	N/A	N/A	48	363,762,145.16	6.27174	8.89000
4	0.00	N/A	N/A	49	352,765,241.80	6.19317	8.89000
5	0.00	N/A	N/A	50	342,098,335.80	6.77401	8.89000
6	0.00	N/A	N/A	51	258,897,491.76	5.74650	8.89000
7	0.00	N/A	N/A	52	249,618,092.80	6.12949	8.89000
8	0.00	N/A	N/A	53	240,669,509.70	5.68530	8.89000
9	0.00	N/A	N/A	54	232,040,474.90	5.68191	8.89000
10	0.00	N/A	N/A	55	223,719,151.17	6.16337	8.89000
11	0.00	N/A	N/A	56	215,694,612.46	5.83183	8.89000
12	0.00	N/A	N/A	57	207,930,324.79	6.20000	8.89000
13	0.00	N/A	N/A	58	195,924,530.77	6.20000	8.89000
14	0.00	N/A	N/A	59	184,510,763.62	6.20000	8.89000
15	0.00	N/A	N/A	60	173,772,387.77	6.20000	8.89000
16	0.00	N/A	N/A	61	163,657,902.39	6.20000	8.89000
17	0.00	N/A	N/A	62	154,131,112.79	6.20000	8.89000
18	0.00	N/A	N/A	63	145,176,040.87	6.20000	8.89000
19	0.00	N/A	N/A	64	179,972,288.62	4.25000	6.83570
20	856,372,941.56	6.98678	8.89000	65	173,186,136.03	4.25000	6.95420
21	831,139,422.70	7.21650	8.89000	66	166,689,573.49	4.25000	7.06870
22	806,174,869.49	6.95587	8.89000	67	160,533,174.12	4.25000	7.19420
23	781,934,037.29	6.93963	8.89000	68	154,502,383.39	4.25000	7.31280
24	758,417,701.43	7.58968	8.89000	69	148,717,074.69	4.25000	7.42980
25	735,604,307.68	6.90675	8.89000	70	143,118,708.42	4.25000	7.53440
26	713,472,940.79	7.14639	8.89000	71	137,753,057.27	4.25000	7.65270
27	692,003,305.65	6.87336	8.89000	72	132,594,251.11	4.25000	7.75010
28	671,175,708.94	7.11762	8.89000	73	127,935,838.84	4.25000	7.86260
29	650,971,041.28	6.83952	8.89000	74	123,200,823.22	4.25000	7.96720
30	631,370,760.05	6.82244	8.89000	75	118,623,507.89	4.25000	8.06510
31	612,356,872.57	7.07387	8.89000	76	114,232,437.50	4.25000	8.16040
32	593,911,919.83	6.78795	8.89000	77	109,990,099.92	4.25000	8.24940
33	576,018,960.76	7.04426	8.89000	78	105,927,062.07	4.25000	8.32290
34	558,661,556.83	6.75298	8.89000	79	99,089,787.11	4.25000	8.39780
35	541,823,757.27	6.73532	8.89000	80	95,327,765.33	4.00000	8.47360
36	525,490,084.56	6.99885	8.89000	81	91,719,850.69	4.00000	8.55470
37	509,645,520.49	6.66112	8.89000	82	88,235,246.97	4.00000	8.63310
38	494,275,492.55	6.66404	8.89000	83	84,894,993.25	4.00000	8.68520
39	479,365,860.70	6.66029	8.89000	84	81,684,595.03	4.00000	8.72310
40	464,902,904.65	6.64878	8.89000	85	76,273,659.35	4.00000	8.78100
41	450,873,311.38	6.62939	8.89000	86	73,314,734.66	4.00000	8.82440
42	437,264,163.11	6.60203	8.89000	87	70,458,466.52	4.00000	8.86480
43	424,062,925.58	6.56757	8.89000	88	67,720,317.70	4.00000	8.89750
44	411,257,436.72	6.52491	8.89000	89	65,078,461.91	4.00000	8.92660
45	398,835,895.64	6.47392	8.89000	90	62,546,508.75	4.00000	8.94000

Yield Maintenance Agreement Schedule
(continued)

Period	Balance ($)	Strike (%)	Ceiling (%)	Period	Balance ($)	Strike (%)	Ceiling (%)
91	60,112,252.55	4.00000	8.96660	103	37,243,644.25	3.50000	8.70440
92	57,764,215.81	4.00000	8.98080	104	35,779,707.77	3.50000	8.64160
93	55,513,958.05	4.00000	8.98440	105	34,377,142.68	3.50000	8.58090
94	53,343,166.89	3.50000	8.96650	106	33,024,946.51	3.50000	8.51640
95	51,262,962.53	3.50000	8.95710	107	31,729,106.12	3.50000	8.42890
96	49,262,732.56	3.50000	8.95030	108	30,482,452.24	3.50000	8.36080
97	47,322,401.12	3.50000	8.92840	109	29,275,410.07	3.50000	8.28530
98	45,474,563.54	3.50000	8.88990	110	28,121,664.19	3.50000	8.19940
99	43,692,815.10	3.50000	8.87610	111	27,009,127.25	3.50000	8.11740
100	41,985,555.30	3.50000	8.83720	112	0.00	N/A	N/A
101	40,339,298.08	3.50000	8.82170
102	38,761,216.38	3.50000	8.77880

Senior Basis Risk Cap Schedule
*The Basis Risk Cap Agreement will pay based on the lesser of the schedule below and the actual principal balance of the Senior Certificates for the related distribution date.

Period	Notional Balance ($)	Strike (%)	Ceiling (%)	Period	Notional Balance ($)	Strike (%)	Ceiling (%)
1	N/A	N/A	N/A	32	587,628,294.26	8.8910	10.0000
2	1,202,241,315.27	7.0892	10.0000	33	573,208,512.39	8.8910	10.0000
3	1,174,651,631.39	6.8584	10.0000	34	559,095,030.62	8.8910	10.0000
4	1,147,661,450.00	7.0942	10.0000	35	545,282,289.13	8.8910	10.0000
5	1,121,254,239.03	6.8603	10.0000	36	531,756,511.47	8.8910	10.0000
6	1,095,417,171.69	6.8612	10.0000	37	518,456,648.91	8.8910	10.0000
7	1,070,137,602.26	7.0978	10.0000	38	505,431,992.75	8.8910	10.0000
8	1,045,403,921.28	6.8638	10.0000	39	492,670,007.08	8.8910	10.0000
9	1,021,203,194.29	7.0999	10.0000	40	480,181,118.67	8.8910	10.0000
10	997,524,015.23	6.8658	10.0000	41	467,932,118.68	8.8910	10.0000
11	974,354,647.94	6.8669	10.0000	42	455,897,547.73	8.8910	10.0000
12	951,684,222.32	7.3546	10.0000	43	444,084,034.20	8.8910	10.0000
13	929,501,849.50	6.8691	10.0000	44	432,513,809.22	8.8910	10.0000
14	907,796,821.88	7.1055	10.0000	45	422,577,042.52	8.8910	10.0000
15	886,558,308.47	6.8714	10.0000	46	413,584,311.18	8.8910	10.0000
16	865,776,364.16	7.1079	10.0000	47	404,745,622.75	8.8910	10.0000
17	845,440,812.94	6.8737	10.0000	48	N/A	N/A	N/A
18	825,542,138.78	6.8750	10.0000	49	387,545,172.71	8.8910	10.0000
19	806,070,689.13	7.1117	10.0000	50	379,147,985.32	8.8910	10.0000
20	787,017,198.26	8.8910	10.0000	51	370,849,797.16	8.8910	10.0000
21	768,370,926.05	8.8910	10.0000	52	362,329,830.14	8.8910	10.0000
22	750,122,093.13	8.8910	10.0000	53	353,818,935.44	8.8910	10.0000
23	732,262,534.61	8.8910	10.0000	54	345,460,067.51	8.8910	10.0000
24	714,777,348.16	8.8910	10.0000	55	337,255,611.97	8.8910	10.0000
25	697,666,934.45	8.8910	10.0000	56	329,129,694.06	8.8910	10.0000
26	680,923,103.24	8.8910	10.0000	57	321,166,494.30	8.8910	10.0000
27	664,537,532.41	8.8910	10.0000	58	0.00	N/A	N/A
28	648,502,643.29	8.8910	10.0000
29	632,795,186.22	8.8910	10.0000
30	617,414,789.87	8.8910	10.0000
31	602,360,562.49	8.8910	10.0000

Subordinate Basis Risk Cap Schedule
*The Basis Risk Cap Agreement will pay based on the lesser of the schedule below and the actual principal balance of the Subordinate Certificates for the related distribution date.

Period	Notional Balance ($)	Strike (%)	Ceiling (%)	Period	Notional Balance ($)	Strike (%)	Ceiling (%)
1	N/A	N/A	N/A	32	94,041,000.00	8.89100	10.0000
2	94,041,000.00	7.27579	10.0000	33	94,041,000.00	8.89100	10.0000
3	94,041,000.00	7.04503	10.0000	34	94,041,000.00	8.89100	10.0000
4	94,041,000.00	7.28085	10.0000	35	94,041,000.00	8.89100	10.0000
5	94,041,000.00	7.04689	10.0000	36	94,041,000.00	8.89100	10.0000
6	94,041,000.00	7.04785	10.0000	37	94,041,000.00	8.89100	10.0000
7	94,041,000.00	7.28439	10.0000	38	94,041,000.00	8.89100	10.0000
8	94,041,000.00	7.05038	10.0000	39	94,041,000.00	8.89100	10.0000
9	94,041,000.00	7.28648	10.0000	40	94,041,000.00	8.89100	10.0000
10	94,041,000.00	7.05245	10.0000	41	94,041,000.00	8.89100	10.0000
11	94,041,000.00	7.05351	10.0000	42	94,041,000.00	8.89100	10.0000
12	94,041,000.00	7.54119	10.0000	43	94,041,000.00	8.89100	10.0000
13	94,041,000.00	7.05571	10.0000	44	94,041,000.00	8.89100	10.0000
14	94,041,000.00	7.29210	10.0000	45	92,744,884.14	8.89100	10.0000
15	94,041,000.00	7.05799	10.0000	46	90,771,208.95	8.89100	10.0000
16	94,041,000.00	7.29451	10.0000	47	88,831,342.24	8.89100	10.0000
17	94,041,000.00	7.06038	10.0000	48	N/A	N/A	N/A
18	94,041,000.00	7.06160	10.0000	49	85,022,571.51	8.89100	10.0000
19	94,041,000.00	7.29832	10.0000	50	83,036,837.86	8.89100	10.0000
20	94,041,000.00	8.89100	10.0000	51	81,074,515.16	8.89100	10.0000
21	94,041,000.00	8.89100	10.0000	52	79,059,747.07	8.89100	10.0000
22	94,041,000.00	8.89100	10.0000	53	77,047,124.36	8.89100	10.0000
23	94,041,000.00	8.89100	10.0000	54	75,070,452.35	8.89100	10.0000
24	94,041,000.00	8.89100	10.0000	55	73,130,295.16	8.89100	10.0000
25	94,041,000.00	8.89100	10.0000	56	71,208,710.25	8.89100	10.0000
26	94,041,000.00	8.89100	10.0000	57	69,325,604.28	8.89100	10.0000
27	94,041,000.00	8.89100	10.0000	58	N/A	N/A	N/A
28	94,041,000.00	8.89100	10.0000
29	94,041,000.00	8.89100	10.0000
30	94,041,000.00	8.89100	10.0000
31	94,041,000.00	8.89100	10.0000

Final Maturity Reserve Fund Schedule

Period	Aggregate Principal Balance ($)	Period	Aggregate Principal Balance ($)	Period	Aggregate Principal Balance ($)	Period	Aggregate Principal Balance ($)
121	26,735,194.66	181	10,637,962.03	241	4,107,370.09	301	1,502,914.17
122	26,332,225.29	182	10,473,615.35	242	4,041,267.41	302	1,476,922.87
123	25,935,201.92	183	10,311,723.18	243	3,976,170.99	303	1,451,339.67
124	25,544,037.76	184	10,152,249.46	244	3,912,065.92	304	1,426,158.43
125	25,158,647.26	185	9,995,158.68	245	3,848,937.49	305	1,401,373.11
126	24,778,946.13	186	9,840,415.83	246	3,786,771.21	306	1,376,977.73
127	24,404,851.31	187	9,687,986.40	247	3,725,552.82	307	1,352,966.42
128	24,036,280.93	188	9,537,836.40	248	3,665,268.24	308	1,329,333.40
129	23,673,154.32	189	9,389,932.32	249	3,605,903.61	309	1,306,072.96
130	23,315,391.96	190	9,244,241.17	250	3,547,445.28	310	1,283,179.49
131	22,962,915.53	191	9,100,730.40	251	3,489,879.78	311	1,260,647.44
132	22,615,647.79	192	8,959,367.95	252	3,433,193.86	312	1,238,471.37
133	22,273,512.67	193	8,820,122.24	253	3,377,374.46	313	1,216,645.91
134	21,936,435.17	194	8,682,962.13	254	3,322,408.69	314	1,195,165.75
135	21,604,341.40	195	8,547,856.95	255	3,268,283.87	315	1,174,025.69
136	21,277,158.54	196	8,414,776.47	256	3,214,987.49	316	1,153,220.58
137	20,954,814.82	197	8,283,690.90	257	3,162,507.26	317	1,132,745.36
138	20,637,239.52	198	8,154,570.88	258	3,110,831.01	318	1,112,595.05
139	20,324,362.94	199	8,027,387.49	259	3,059,946.80	319	1,092,764.73
140	20,016,116.40	200	7,902,112.22	260	3,009,842.85	320	1,073,249.56
141	19,712,432.21	201	7,778,716.98	261	2,960,507.53	321	1,054,044.77
142	19,413,243.66	202	7,657,174.09	262	2,911,929.42	322	1,035,145.65
143	19,118,485.03	203	7,537,456.28	263	2,864,097.23	323	1,016,547.59
144	18,828,091.54	204	7,419,536.66	264	2,816,999.87	324	998,246.01
145	18,541,999.35	205	7,303,388.75	265	2,770,626.38	325	980,236.43
146	18,260,145.54	206	7,188,986.45	266	2,724,965.98	326	962,514.42
147	17,982,468.13	207	7,076,304.03	267	2,680,008.04	327	945,075.61
148	17,708,906.02	208	6,965,316.16	268	2,635,742.11	328	927,915.71
149	17,439,398.99	209	6,855,997.85	269	2,592,157.85	329	911,030.48
150	17,173,887.72	210	6,748,324.50	270	2,549,245.10	330	894,415.76
151	16,912,313.74	211	6,642,271.85	271	2,506,993.85	331	878,067.43
152	16,654,619.43	212	6,537,816.02	272	2,465,394.23	332	861,981.45
153	16,400,748.01	213	6,434,933.43	273	2,424,436.52	333	846,153.82
154	16,150,643.51	214	6,333,600.90	274	2,384,111.13	334	830,580.62
155	15,904,250.79	215	6,233,795.56	275	2,344,408.62	335	815,257.98
156	15,661,515.52	216	6,135,494.87	276	2,305,319.69	336	800,182.08
157	15,422,384.14	217	6,038,676.62	277	2,266,835.18	337	785,349.17
158	15,186,803.87	218	5,943,318.94	278	2,228,946.05	338	770,755.54
159	14,954,722.71	219	5,849,400.27	279	2,191,643.41	339	756,397.55
160	14,726,089.41	220	5,756,899.36	280	2,154,918.49	340	742,271.60
161	14,500,853.47	221	5,665,795.28	281	2,118,762.65	341	728,374.16
162	14,278,965.11	222	5,576,067.39	282	2,083,167.38	342	714,701.74
163	14,060,375.29	223	5,487,695.36	283	2,048,124.29	343	701,250.91
164	13,845,035.67	224	5,400,659.18	284	2,013,625.13	344	688,018.28
165	13,632,898.63	225	5,314,939.08	285	1,979,661.74	345	675,000.51
166	13,423,917.22	226	5,230,515.64	286	1,946,226.10	346	662,194.33
167	13,218,045.19	227	5,147,369.67	287	1,913,310.32	347	649,596.50
168	13,015,236.97	228	5,065,482.29	288	1,880,906.61	348	637,203.83
169	12,815,447.62	229	4,984,834.90	289	1,849,007.28	349	625,013.18
170	12,618,632.89	230	4,905,409.15	290	1,817,604.79	350	613,021.46
171	12,424,749.16	231	4,827,186.97	291	1,786,691.68	351	601,225.62
172	12,233,753.43	232	4,750,150.56	292	1,756,260.61	352	589,622.66
173	12,045,603.35	233	4,674,282.36	293	1,726,304.35	353	578,209.62
174	11,860,257.17	234	4,599,565.10	294	1,696,815.78	354	566,983.59
175	11,677,673.76	235	4,525,981.72	295	1,667,787.88	355	555,941.71
176	11,497,812.57	236	4,453,515.45	296	1,639,213.73	356	545,081.13
177	11,320,633.66	237	4,382,149.75	297	1,611,086.51	357	534,399.08
178	11,146,097.67	238	4,311,868.30	298	1,583,399.51	358	523,892.81
179	10,974,165.79	239	4,242,655.06	299	1,556,146.12	359	513,559.63
180	10,804,799.80	240	4,174,494.19	300	1,529,319.81	360	503,396.87

Total Collateral - All Mortgage Loans
As of the related Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,324,515,506	$20,250	$4,023,298
Average Scheduled Principal Balance	$407,167
Number of Mortgage Loans	3,253

Weighted Average Gross Coupon	7.671%	5.875%	10.000%
Weighted Average FICO Score	716	620	829
Weighted Average Original LTV	76.48%	15.00%	100.00%
Weighted Average Total LTV (Including Silent 2nd)	84.11%	15.00%	115.32%

Weighted Average Original Term	372 months	360 months	480 months
Weighted Average Stated Remaining Term	369 months	351 months	479 months
Weighted Average Seasoning	3 months	1 months	9 months

Weighted Average Gross Margin	2.670%	2.250%	4.750%
Weighted Average Minimum Interest Rate	2.760%	2.250%	10.000%
Weighted Average Maximum Interest Rate	12.154%	8.000%	16.000%
Weighted Average Periodic Rate Cap	1.0%	1.0%	1.0%
Weighted Average Periodic Pymt Cap	7.5%	7.5%	7.5%
Weighted Average Negative Amortization Limit	116	110	120
Weighted Average Months to Roll	57 months	0 months	118 months

Maturity Date		July 1, 2036	March 1, 2047
Maximum Zip Code Concentration	1.06%	94513

ARM	100.00%	Cash Out Refinance	40.58%
		Purchase	35.03%
Negam 10/6 MO LIBOR	0.35%	Rate/Term Refinance	24.39%
Negam 5/1 MO LIBOR IO Yr 5-10	0.90%
Negam 5/1 MO MTA	5.39%	Condominium	8.63%
Negam 5/1 MO MTA IO Yr 5-10	36.62%	Cooperative	0.06%
Negam 5/6 MO LIBOR IO Yr 5-10	56.49%	Planned Unit Development	18.55%
Negam 7/6 MO LIBOR IO Yr 8-10	0.24%	Single Family	67.43%
		Townhouse	0.30%
Interest Only	94.26%	Two-to-Four Family	5.02%
Not Interest Only	5.74%
		Investor	9.84%
Hybrid	100.00%	Primary	88.16%
		Second Home	2.00%
Prepay Penalty: 0 months	19.57%
Prepay Penalty: 7 months	5.46%	Top 5 States:
Prepay Penalty: 12 months	19.87%	California	68.57%
Prepay Penalty: 24 months	5.97%	Florida	5.44%
Prepay Penalty: 36 months	49.13%	Arizona	3.69%
		Washington	3.08%
First Lien	100.00%	Nevada	2.02%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 - 50,000.00	1	20,250.00	0.00%	8.000	358	90.00	683
50,000.01 - 100,000.00	33	2,610,726.86	0.20%	7.975	365	73.10	704
100,000.01 - 150,000.00	127	16,173,459.36	1.22%	7.818	361	76.54	714
150,000.01 - 200,000.00	292	52,043,733.48	3.93%	7.716	361	75.82	713
200,000.01 - 250,000.00	337	75,820,488.33	5.72%	7.698	364	76.83	711
250,000.01 - 300,000.00	379	104,526,396.71	7.89%	7.697	364	77.15	707
300,000.01 - 350,000.00	356	115,673,680.31	8.73%	7.715	368	77.62	710
350,000.01 - 400,000.00	354	132,861,337.12	10.03%	7.699	366	77.36	710
400,000.01 - 450,000.00	331	140,004,780.39	10.57%	7.689	369	77.93	711
450,000.01 - 500,000.00	297	141,023,267.16	10.65%	7.718	367	78.43	714
500,000.01 - 550,000.00	192	100,144,155.64	7.56%	7.603	379	76.26	715
550,000.01 - 600,000.00	132	75,928,157.83	5.73%	7.624	372	77.11	726
600,000.01 - 650,000.00	104	65,373,151.94	4.94%	7.587	378	76.99	728
650,000.01 - 700,000.00	67	44,851,666.85	3.39%	7.659	379	75.10	722
700,000.01 - 750,000.00	45	32,669,131.99	2.47%	7.694	371	76.44	721
750,000.01 - 800,000.00	36	28,028,128.87	2.12%	7.749	377	76.53	740
800,000.01 - 850,000.00	30	24,777,497.84	1.87%	7.452	361	75.72	721
850,000.01 - 900,000.00	26	22,925,123.14	1.73%	7.500	381	75.15	723
900,000.01 - 950,000.00	24	22,278,043.37	1.68%	7.620	377	77.65	725
950,000.01 - 1,000,000.00	25	24,536,283.97	1.85%	7.685	367	74.12	719
1,000,000.01 - 1,050,000.00	11	11,099,808.61	0.84%	7.340	379	75.45	736
1,050,000.01 - 1,100,000.00	3	3,238,195.52	0.24%	8.039	357	73.27	684
1,100,000.01 - 1,150,000.00	2	2,242,536.14	0.17%	7.438	357	72.37	680
1,150,000.01 - 1,200,000.00	7	8,239,029.79	0.62%	7.556	391	73.66	715
1,200,000.01 - 1,250,000.00	6	7,319,084.07	0.55%	7.230	377	66.64	738
1,250,000.01 - 1,300,000.00	2	2,547,000.00	0.19%	7.438	416	74.99	693
1,350,000.01 - 1,400,000.00	3	4,093,297.54	0.31%	7.666	357	76.50	719
1,400,000.01 - 1,450,000.00	2	2,831,140.47	0.21%	7.441	357	64.06	706
1,450,000.01 - 1,500,000.00	6	8,867,164.45	0.67%	7.584	397	66.54	710
1,500,000.01 - 1,550,000.00	3	4,569,184.29	0.34%	7.332	396	60.65	720
1,550,000.01 - 1,600,000.00	2	3,125,551.06	0.24%	8.567	356	67.99	712
1,600,000.01 - 1,650,000.00	3	4,872,825.51	0.37%	7.674	357	72.01	748
1,700,000.01 - 1,750,000.00	2	3,414,390.80	0.26%	8.188	354	77.50	708
1,750,000.01 - 1,800,000.00	1	1,751,829.66	0.13%	7.500	358	74.40	688
1,950,000.01 - 2,000,000.00	3	5,926,092.08	0.45%	7.163	357	71.15	714
2,000,000.01 - 2,050,000.00	1	2,011,333.82	0.15%	7.750	357	60.70	790
2,250,000.01 - 2,300,000.00	1	2,256,096.18	0.17%	8.000	356	80.00	756
2,900,000.01 - 2,950,000.00	1	2,949,264.20	0.22%	7.500	357	55.00	711
2,950,000.01 - 3,000,000.00	1	2,969,770.65	0.22%	7.750	354	70.00	752
3,000,000.01+	5	17,922,449.64	1.35%	7.934	357	66.00	699
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
5.500 - 5.999	1	405,082.18	0.03%	5.875	356	53.88	811
6.000 - 6.499	14	6,526,137.30	0.49%	6.311	368	72.61	749
6.500 - 6.999	309	126,521,413.85	9.55%	6.787	376	71.97	734
7.000 - 7.499	692	298,588,223.05	22.54%	7.222	374	73.90	725
7.500 - 7.999	1,143	474,241,486.77	35.80%	7.700	370	76.47	714
8.000 - 8.499	933	362,040,679.61	27.33%	8.176	363	79.41	704
8.500 - 8.999	138	47,453,716.71	3.58%	8.627	367	82.00	707
9.000 - 9.499	20	7,849,388.58	0.59%	9.161	360	83.26	707
9.500 - 9.999	2	798,977.59	0.06%	9.935	358	80.00	644
10.000 -10.499	1	90,400.00	0.01%	10.000	358	80.00	673
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	49	21,168,211.96	1.60%	8.014	357	77.55	622
625-649	201	68,992,507.60	5.21%	7.879	365	77.82	638
650-674	435	161,750,359.36	12.21%	7.809	364	77.42	665
675-699	641	260,055,317.26	19.63%	7.728	367	76.91	687
700-724	644	267,390,791.87	20.19%	7.669	371	77.01	712
725-749	507	218,456,563.21	16.49%	7.655	371	77.09	737
750-774	376	162,913,814.21	12.30%	7.541	374	76.44	761
775-799	298	127,958,867.80	9.66%	7.504	372	72.78	785
800+	89	32,682,072.87	2.47%	7.303	386	70.80	806
None	13	3,146,999.50	0.24%	7.685	372	79.80	0
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	93	28,285,346.30	2.14%	7.287	385	41.41	745
50.00- 54.99	43	15,561,749.81	1.17%	7.335	397	52.49	736
55.00- 59.99	70	36,462,154.45	2.75%	7.279	376	56.87	740
60.00- 64.99	92	40,818,899.52	3.08%	7.331	373	62.50	726
65.00- 69.99	151	76,655,480.43	5.79%	7.434	386	67.79	720
70.00- 74.99	225	112,648,346.32	8.50%	7.557	372	71.99	715
75.00- 79.99	534	225,409,909.85	17.02%	7.592	374	77.21	711
80.00	1,787	712,655,752.62	53.81%	7.762	365	80.00	714
80.01- 84.99	17	6,021,775.27	0.45%	7.739	357	83.51	703
85.00- 89.99	49	14,615,985.66	1.10%	7.950	356	87.74	695
90.00- 94.99	119	34,020,509.47	2.57%	8.017	358	90.42	698
95.00- 99.99	26	7,231,817.08	0.55%	7.927	368	95.00	700
100.00	47	14,127,778.86	1.07%	8.429	357	100.00	731
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
LTV <= 80	2,995	1,248,497,639.30	94.26%	7.648	370	75.56	716
LTV > 80 GEMICO	3	883,827.24	0.07%	7.630	356	88.39	661
LTV > 80 MGIC	66	19,700,949.46	1.49%	8.270	356	95.06	719
LTV > 80 No MI	3	1,129,362.57	0.09%	7.765	389	93.75	727
LTV > 80 PMI	14	4,066,971.62	0.31%	7.795	356	88.45	662
LTV > 80 Radian	6	1,437,860.35	0.11%	8.155	355	90.23	661
LTV > 80 Republic NC	18	4,570,943.15	0.35%	8.122	355	89.24	697
LTV > 80 Triad Guaranty Ins. Co.	81	25,267,093.96	1.91%	8.033	357	91.18	720
LTV > 80 United Guaranty	24	5,967,963.42	0.45%	7.814	375	90.39	687
LTV > 80 Unknown	42	12,519,149.13	0.95%	7.958	356	89.53	680
LTV > 80 Wisconsin MAC	1	473,745.44	0.04%	7.875	356	89.99	691
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	91	27,593,621.30	2.08%	7.282	385	41.31	745
50.00- 54.99	38	13,180,822.03	1.00%	7.394	394	52.46	734
55.00- 59.99	67	33,967,604.45	2.56%	7.283	377	56.77	740
60.00- 64.99	88	38,409,163.40	2.90%	7.333	375	62.19	728
65.00- 69.99	138	67,423,637.23	5.09%	7.431	388	67.27	718
70.00- 74.99	180	90,891,640.23	6.86%	7.541	372	71.61	718
75.00- 79.99	361	153,461,451.31	11.59%	7.539	375	76.39	715
80.00	477	185,105,649.13	13.98%	7.581	372	79.65	722
80.01- 84.99	56	27,838,494.23	2.10%	7.543	370	77.70	707
85.00- 89.99	225	89,156,810.13	6.73%	7.594	375	79.95	710
90.00- 94.99	597	217,573,496.21	16.43%	7.785	367	80.99	699
95.00- 99.99	236	90,252,738.88	6.81%	7.832	363	80.68	704
100.00	698	289,148,377.11	21.83%	7.937	357	80.91	721
100.01+	1	512,000.00	0.04%	8.250	358	92.25	687
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	2,966	1,188,179,352.85	89.71%	7.689	357	76.94	714
480	287	136,336,152.79	10.29%	7.512	477	72.51	730
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	2,966	1,188,179,352.85	89.71%	7.689	357	76.94	714
361+	287	136,336,152.79	10.29%	7.512	477	72.51	730
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam 10/6 MO LIBOR	7	4,604,425.00	0.35%	7.047	358	66.46	758
Negam 5/1 MO LIBOR IO Yr 5-10	44	11,966,794.71	0.90%	7.828	356	81.48	676
Negam 5/1 MO MTA	181	71,436,525.35	5.39%	7.739	434	70.65	724
Negam 5/1 MO MTA IO Yr 5-10	1,260	485,069,620.44	36.62%	7.725	363	76.88	704
Negam 5/6 MO LIBOR IO Yr 5-10	1,753	748,262,252.73	56.49%	7.633	368	76.78	722
Negam 7/6 MO LIBOR IO Yr 8-10	8	3,175,887.41	0.24%	7.215	358	71.12	745
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Index	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1 MO LIBOR	44	11,966,794.71	0.90%	7.828	356	81.48	676
6 MO LIBOR	1,768	756,042,565.14	57.08%	7.628	368	76.70	722
MTA	1,441	556,506,145.79	42.02%	7.727	372	76.08	707
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: 0 months	635	259,209,430.93	19.57%	7.586	360	77.55	721
Prepay Penalty: 7 months	154	72,360,747.15	5.46%	8.053	357	78.67	718
Prepay Penalty: 12 months	582	263,176,587.53	19.87%	7.444	378	75.02	722
Prepay Penalty: 24 months	178	79,055,478.59	5.97%	7.757	368	76.48	712
Prepay Penalty: 36 months	1,704	650,713,261.44	49.13%	7.744	371	76.40	711
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alternative Documentation	1	336,000.00	0.03%	7.500	359	80.00	662
Bank Statements	1	239,200.00	0.02%	7.500	358	80.00	639
Fast Documentation	1	122,529.64	0.01%	7.000	356	85.00	644
Full Documentation	406	141,535,495.65	10.69%	7.558	366	79.05	712
Full/Alt	2	598,454.17	0.05%	6.875	358	81.59	655
Limited Documentation	1	364,000.00	0.03%	7.875	358	80.00	666
NINA	17	6,539,010.10	0.49%	7.920	443	66.41	747
NIVA	1,345	601,912,057.65	45.44%	7.661	370	76.77	723
No Documentation	62	20,642,551.45	1.56%	7.780	374	72.00	724
No Ratio	4	1,563,300.00	0.12%	7.920	410	86.07	714
SISA	89	29,588,384.19	2.23%	7.762	401	72.47	714
SIVA	1,324	521,074,522.79	39.34%	7.702	366	75.93	708
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	1,339	537,481,688.82	40.58%	7.565	375	72.93	718
Purchase	1,136	464,014,792.84	35.03%	7.831	362	80.38	719
Rate/Term Refinance	778	323,019,023.98	24.39%	7.619	372	76.78	707
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	342	114,286,883.85	8.63%	7.783	369	77.31	711
Cooperative	7	754,075.64	0.06%	7.480	357	65.98	702
Planned Unit Development	587	245,750,613.74	18.55%	7.615	367	77.24	719
Single Family	2,155	893,167,013.39	67.43%	7.661	370	76.29	715
Townhouse	14	4,036,205.97	0.30%	8.004	356	78.68	711
Two-to-Four Family	148	66,520,713.05	5.02%	7.805	369	74.77	721
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	437	130,293,563.12	9.84%	7.765	373	74.93	724
Primary	2,746	1,167,719,021.60	88.16%	7.661	369	76.64	714
Second Home	70	26,502,920.92	2.00%	7.656	362	77.01	729
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	8	1,882,602.33	0.14%	8.002	357	87.92	712
Alaska	1	1,364,999.29	0.10%	7.375	358	75.00	672
Arizona	162	48,849,618.19	3.69%	7.713	361	79.16	709
California	1,973	908,216,046.45	68.57%	7.643	374	75.77	719
Colorado	42	14,365,162.94	1.08%	7.706	365	80.11	719
Connecticut	13	4,647,836.24	0.35%	7.916	357	76.40	722
Delaware	6	1,891,129.89	0.14%	8.362	357	92.24	722
District of Columbia	12	4,505,283.68	0.34%	7.367	357	71.40	697
Florida	225	72,076,738.26	5.44%	7.917	358	77.85	704
Georgia	45	10,291,079.19	0.78%	7.822	359	82.48	709
Hawaii	15	6,516,800.58	0.49%	7.557	357	73.19	697
Idaho	13	3,057,841.19	0.23%	7.762	371	78.76	733
Illinois	40	12,774,236.04	0.96%	7.891	357	79.85	681
Indiana	5	2,101,367.57	0.16%	8.234	357	81.64	662
Kansas	1	177,452.20	0.01%	8.125	357	89.85	711
Louisiana	2	486,500.35	0.04%	7.757	357	90.57	721
Maryland	54	19,971,635.90	1.51%	7.571	358	76.15	703
Massachusetts	19	6,668,009.75	0.50%	7.741	357	78.60	688
Michigan	22	7,933,531.21	0.60%	7.663	357	66.78	696
Minnesota	31	9,740,747.71	0.74%	7.841	357	78.40	714
Missouri	7	1,164,519.84	0.09%	8.102	356	79.56	700
Montana	4	1,755,911.42	0.13%	7.386	356	70.32	679
Nevada	81	26,748,027.60	2.02%	7.755	358	77.72	708
New Hampshire	1	226,128.10	0.02%	6.625	357	83.33	806
New Jersey	64	19,838,724.63	1.50%	7.955	356	79.92	679
New Mexico	17	6,638,748.21	0.50%	7.508	360	68.09	756
New York	31	17,084,018.97	1.29%	8.041	356	73.92	690
North Carolina	29	12,337,532.74	0.93%	7.446	357	74.85	716
Ohio	8	1,427,606.60	0.11%	7.645	357	83.11	676
Oklahoma	1	470,000.00	0.04%	7.750	358	80.00	720
Oregon	54	14,693,578.69	1.11%	7.504	359	78.82	728
Pennsylvania	12	4,244,963.90	0.32%	7.709	356	78.39	722
Rhode Island	6	2,347,707.80	0.18%	7.706	386	78.74	717
South Carolina	10	3,319,692.32	0.25%	7.661	356	80.12	711
Tennessee	8	2,547,914.31	0.19%	7.780	357	82.21	741
Texas	13	1,952,912.33	0.15%	8.022	357	85.39	737
Utah	22	7,016,242.91	0.53%	7.427	357	81.92	732
Virginia	63	21,578,788.48	1.63%	7.669	358	78.00	712
Washington	129	40,790,031.29	3.08%	7.480	360	79.47	719
Wisconsin	4	813,836.54	0.06%	7.806	357	79.37	720
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	1,814	691,723,705.40	52.22%	7.782	357	78.19	708
2.500 - 2.999	589	260,336,968.76	19.66%	7.273	388	73.74	732
3.000 - 3.499	692	307,240,058.62	23.20%	7.653	384	72.87	721
3.500 - 3.999	53	29,681,544.95	2.24%	7.894	358	79.09	707
4.000 - 4.499	92	31,095,642.26	2.35%	8.368	357	91.81	711
4.500 - 4.999	13	4,437,585.65	0.34%	8.704	364	95.77	699
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	1,732	660,456,536.08	49.86%	7.772	357	78.13	708
2.500 - 2.999	551	251,290,009.76	18.97%	7.270	389	73.51	735
3.000 - 3.499	736	325,216,791.05	24.55%	7.682	383	73.25	720
3.500 - 3.999	56	30,611,147.17	2.31%	7.860	358	78.93	708
4.000 - 4.499	95	32,551,839.68	2.46%	8.313	357	91.21	711
4.500 - 4.999	14	4,799,350.31	0.36%	8.642	363	94.58	698
5.500 - 5.999	1	140,275.57	0.01%	7.750	357	80.00	651
6.000 - 6.499	10	2,972,010.35	0.22%	7.381	357	78.15	682
6.500 - 6.999	14	2,708,518.67	0.20%	6.992	358	79.67	681
7.000 - 7.499	11	3,791,192.00	0.29%	7.222	358	80.00	697
7.500 - 7.999	17	5,549,186.00	0.42%	7.730	358	80.00	688
8.000 - 8.499	7	2,449,999.00	0.18%	8.247	358	80.00	696
8.500 - 8.999	6	1,523,450.00	0.12%	8.678	357	80.00	697
9.000 - 9.499	1	274,400.00	0.02%	9.125	358	80.00	658
9.500 - 9.999	1	90,400.00	0.01%	9.990	358	80.00	673
10.000 -10.499	1	90,400.00	0.01%	10.000	358	80.00	673
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
8.000 - 8.499	1	257,525.95	0.02%	8.000	356	80.00	694
9.000 - 9.499	1	501,767.12	0.04%	7.875	477	78.95	801
9.500 - 9.999	753	257,869,419.81	19.47%	7.762	367	77.66	694
10.000 -10.499	3	1,216,322.39	0.09%	8.021	380	78.39	672
10.500 -10.999	37	9,659,789.21	0.73%	8.033	396	79.24	709
11.000 -11.499	8	4,350,500.00	0.33%	6.299	373	72.03	760
11.500 -11.999	211	91,234,787.73	6.89%	6.796	381	71.65	741
12.000 -12.499	445	194,801,043.07	14.71%	7.214	379	73.43	730
12.500 -12.999	1,224	525,012,485.09	39.64%	7.715	366	76.71	719
13.000 -13.499	508	217,893,296.70	16.45%	8.173	365	78.98	710
13.500 -13.999	48	18,008,989.66	1.36%	8.351	384	78.70	707
14.000 -14.499	7	2,421,999.00	0.18%	8.368	358	80.00	687
14.500 -14.999	3	409,600.00	0.03%	8.710	358	79.99	677
15.000 -15.499	2	697,179.91	0.05%	7.988	357	80.00	679
15.500 -15.999	1	90,400.00	0.01%	9.990	358	80.00	673
16.000 -16.499	1	90,400.00	0.01%	10.000	358	80.00	673
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.000	1,585	613,416,191.80	46.31%	7.758	370	76.35	708
1.000	1,668	711,099,313.84	53.69%	7.597	369	76.59	722
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Periodic Pymt Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.000	1,911	825,226,568.13	62.30%	7.641	368	76.44	722
7.500	1,342	499,288,937.51	37.70%	7.721	372	76.54	706
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Negative Amortization Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Neg Amort Limit: 110-114.9	297	125,608,629.95	9.48%	7.469	358	76.20	714
Neg Amort Limit: 115-119.9	2,243	872,726,359.34	65.89%	7.696	367	77.56	714
Neg Amort Limit: 120-124.9	713	326,180,516.35	24.63%	7.681	382	73.69	721
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
03/01/07	1	708,577.59	0.05%	9.928	358	80.00	640
04/01/07	6	1,880,301.02	0.14%	8.572	424	78.21	701
05/01/07	1	224,000.00	0.02%	7.375	356	80.00	731
07/01/11	8	2,352,154.51	0.18%	7.211	352	73.91	727
08/01/11	15	7,260,434.16	0.55%	7.889	353	79.45	734
09/01/11	51	20,676,340.78	1.56%	8.114	354	77.38	708
10/01/11	95	33,758,042.12	2.55%	7.826	360	79.02	702
11/01/11	537	221,831,725.91	16.75%	7.685	368	77.27	712
12/01/11	1,080	448,804,238.25	33.88%	7.647	371	75.43	718
01/01/12	818	335,275,585.41	25.31%	7.670	369	76.71	714
02/01/12	583	225,587,843.48	17.03%	7.653	369	77.07	717
03/01/12	43	18,375,950.00	1.39%	7.585	388	77.53	719
12/01/13	2	687,687.41	0.05%	7.580	357	70.62	726
02/01/14	3	1,404,200.00	0.11%	7.208	358	65.03	774
03/01/14	3	1,084,000.00	0.08%	6.992	359	79.31	721
12/01/16	1	300,425.00	0.02%	6.500	357	28.30	812
01/01/17	2	960,000.00	0.07%	7.745	357	75.91	729
02/01/17	4	3,344,000.00	0.25%	6.896	358	67.18	761
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
09/01/07	1	493,130.80	0.04%	7.432	353	80.00	740
11/01/07	2	1,709,145.03	0.13%	7.750	355	75.61	764
12/01/07	1	610,949.16	0.05%	6.875	476	79.09	755
01/01/08	5	1,632,750.00	0.12%	7.707	357	78.25	693
02/01/08	1	415,000.00	0.03%	7.625	478	57.24	747
08/01/11	8	2,352,154.51	0.18%	7.211	352	73.91	727
09/01/11	14	6,767,303.36	0.51%	7.922	353	79.41	734
10/01/11	51	20,676,340.78	1.56%	8.114	354	77.38	708
11/01/11	92	31,746,206.62	2.40%	7.831	361	79.11	699
12/01/11	538	221,744,067.22	16.74%	7.687	368	77.24	711
01/01/12	1,075	447,174,888.25	33.76%	7.648	371	75.45	719
02/01/12	822	336,640,314.02	25.42%	7.679	369	76.75	714
02/02/12	2	809,150.00	0.06%	7.715	358	77.66	693
03/01/12	583	225,587,843.48	17.03%	7.653	369	77.07	717
04/01/12	43	18,375,950.00	1.39%	7.585	388	77.53	719
01/01/14	2	687,687.41	0.05%	7.580	357	70.62	726
03/01/14	3	1,404,200.00	0.11%	7.208	358	65.03	774
04/01/14	3	1,084,000.00	0.08%	6.992	359	79.31	721
01/01/17	1	300,425.00	0.02%	6.500	357	28.30	812
02/01/17	2	960,000.00	0.07%	7.745	357	75.91	729
03/01/17	4	3,344,000.00	0.25%	6.896	358	67.18	761
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1	708,577.59	0.05%	9.928	358	80.00	640
1	7	2,104,301.02	0.16%	8.445	417	78.40	704
51	1	207,650.57	0.02%	7.500	351	75.00	701
52	8	2,798,922.81	0.21%	7.491	352	73.62	716
53	16	7,323,796.34	0.55%	7.846	353	80.55	738
54	57	22,653,774.70	1.71%	8.120	354	77.72	706
55	115	37,963,851.74	2.87%	7.821	360	77.88	702
56	590	240,937,176.96	18.19%	7.691	368	77.43	710
57	1,197	489,710,153.74	36.97%	7.649	371	75.47	717
58	1,157	476,049,937.76	35.94%	7.657	370	76.79	716
59	89	36,277,050.00	2.74%	7.612	373	78.34	721
81	2	687,687.41	0.05%	7.580	357	70.62	726
82	3	1,404,200.00	0.11%	7.208	358	65.03	774
83	3	1,084,000.00	0.08%	6.992	359	79.31	721
117	2	927,425.00	0.07%	7.430	357	59.87	763
118	5	3,677,000.00	0.28%	6.951	358	68.12	756
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Months to Next Payment Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
6	1	493,130.80	0.04%	7.432	353	80.00	740
8	2	1,709,145.03	0.13%	7.750	355	75.61	764
9	2	834,949.16	0.06%	7.009	444	79.33	749
10	4	1,408,750.00	0.11%	7.759	357	77.97	688
11	1	415,000.00	0.03%	7.625	478	57.24	747
52	1	207,650.57	0.02%	7.500	351	75.00	701
53	8	2,798,922.81	0.21%	7.491	352	73.62	716
54	15	6,830,665.54	0.52%	7.876	353	80.59	738
55	57	22,653,774.70	1.71%	8.120	354	77.72	706
56	112	35,952,016.24	2.71%	7.825	360	77.90	700
57	591	240,849,518.27	18.18%	7.692	367	77.40	710
58	1,192	488,080,803.74	36.85%	7.649	371	75.49	717
59	1,163	478,223,816.37	36.11%	7.664	370	76.82	716
60	89	36,277,050.00	2.74%	7.612	373	78.34	721
82	2	687,687.41	0.05%	7.580	357	70.62	726
83	3	1,404,200.00	0.11%	7.208	358	65.03	774
84	3	1,084,000.00	0.08%	6.992	359	79.31	721
118	2	927,425.00	0.07%	7.430	357	59.87	763
119	5	3,677,000.00	0.28%	6.951	358	68.12	756
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Months in Teaser	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	8	2,812,878.61	0.21%	8.818	402	78.80	688
51	1	207,650.57	0.02%	7.500	351	75.00	701
52	8	2,798,922.81	0.21%	7.491	352	73.62	716
53	16	7,323,796.34	0.55%	7.846	353	80.55	738
54	57	22,653,774.70	1.71%	8.120	354	77.72	706
55	115	37,963,851.74	2.87%	7.821	360	77.88	702
56	590	240,937,176.96	18.19%	7.691	368	77.43	710
57	1,197	489,710,153.74	36.97%	7.649	371	75.47	717
58	1,157	476,049,937.76	35.94%	7.657	370	76.79	716
59	89	36,277,050.00	2.74%	7.612	373	78.34	721
81	2	687,687.41	0.05%	7.580	357	70.62	726
82	3	1,404,200.00	0.11%	7.208	358	65.03	774
83	3	1,084,000.00	0.08%	6.992	359	79.31	721
117	2	927,425.00	0.07%	7.430	357	59.87	763
118	5	3,677,000.00	0.28%	6.951	358	68.12	756
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	188	76,040,950.35	5.74%	7.698	429	70.40	726
36	8	3,175,887.41	0.24%	7.215	358	71.12	745
60	3,057	1,245,298,667.88	94.02%	7.671	366	76.86	715
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Prepay Penalty Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	635	259,209,430.93	19.57%	7.586	360	77.55	721
7	154	72,360,747.15	5.46%	8.053	357	78.67	718
12	582	263,176,587.53	19.87%	7.444	378	75.02	722
24	178	79,055,478.59	5.97%	7.757	368	76.48	712
36	1,704	650,713,261.44	49.13%	7.744	371	76.40	711
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Initial Rate Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	8	2,812,878.61	0.21%	8.818	402	78.80	688
60	3,230	1,313,922,314.62	99.20%	7.672	369	76.52	715
84	8	3,175,887.41	0.24%	7.215	358	71.12	745
120	7	4,604,425.00	0.35%	7.047	358	66.46	758
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Subseq Rate Adj Freq	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1,485	568,472,940.50	42.92%	7.729	372	76.19	706
6	1,768	756,042,565.14	57.08%	7.628	368	76.70	722
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Initial Min Pymt Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
12	10	4,860,974.99	0.37%	7.582	381	75.81	735
60	3,228	1,311,874,218.24	99.05%	7.675	369	76.53	715
84	8	3,175,887.41	0.24%	7.215	358	71.12	745
120	7	4,604,425.00	0.35%	7.047	358	66.46	758
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Delinquency Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Current	3,245	1,318,509,328.59	99.55%	7.672	369	76.51	716
Delq: 30 Days	8	6,006,177.05	0.45%	7.581	461	69.95	715
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	100	36,979,033.85	2.79%	7.737	376	74.92	716
20.01 -25.00	125	44,428,558.51	3.35%	7.586	369	74.81	718
25.01 -30.00	238	96,110,613.99	7.26%	7.655	368	73.43	715
30.01 -35.00	486	192,678,765.83	14.55%	7.504	372	74.36	716
35.01 -40.00	777	319,483,356.30	24.12%	7.554	380	76.23	718
40.01 -45.00	607	233,945,393.50	17.66%	7.661	367	78.03	707
45.01 -50.00	90	35,895,777.24	2.71%	7.619	362	79.36	714
50.01 -55.00	22	9,205,838.68	0.70%	7.612	369	82.59	718
55.01 -60.00	3	3,616,119.47	0.27%	7.563	357	58.39	702
60.01+	1	769,049.31	0.06%	7.625	477	73.00	713
None	804	351,402,998.96	26.53%	7.893	360	77.78	718
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Times 30 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	3,245	1,318,509,328.59	99.55%	7.672	369	76.51	716
1	8	6,006,177.05	0.45%	7.581	461	69.95	715
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Times 60 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Times 90 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716
Total	3,253	1,324,515,505.64	100.00%	7.671	369	76.48	716

Group 1 Mortgage Loans
As of the related Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$360,573,065	$53,131	$750,000
Average Scheduled Principal Balance	$285,942
Number of Mortgage Loans	1,261

Weighted Average Gross Coupon	7.638%	5.875%	9.250%
Weighted Average FICO Score	712	620	829
Weighted Average Original LTV	75.19%	17.70%	100.00%
Weighted Average Total LTV (Including Silent 2nd)	78.94%	17.70%	100.00%

Weighted Average Original Term	373 months	360 months	480 months
Weighted Average Stated Remaining Term	370 months	352 months	479 months
Weighted Average Seasoning	3 months	1 months	8 months

Weighted Average Gross Margin	2.775%	2.250%	4.500%
Weighted Average Minimum Interest Rate	2.807%	2.250%	6.550%
Weighted Average Maximum Interest Rate	12.052%	8.000%	13.500%
Weighted Average Periodic Rate Cap	1.0%	1.0%	1.0%
Weighted Average Periodic Pymt Cap	7.5%	7.5%	7.5%
Weighted Average Negative Amortization Limit	116	110	120
Weighted Average Months to Roll	57 months	1 months	118 months

Maturity Date		July 1, 2036	March 1, 2047
Maximum Zip Code Concentration	0.84%	94565

ARM	100.00%	Cash Out Refinance	61.42%
		Purchase	6.07%
Negam 10/6 MO LIBOR	0.55%	Rate/Term Refinance	32.52%
Negam 5/1 MO LIBOR IO Yr 5-10	1.35%
Negam 5/1 MO MTA	8.85%	Condominium	10.91%
Negam 5/1 MO MTA IO Yr 5-10	44.80%	Cooperative	0.19%
Negam 5/6 MO LIBOR IO Yr 5-10	43.98%	Planned Unit Development	15.71%
Negam 7/6 MO LIBOR IO Yr 8-10	0.47%	Single Family	64.43%
		Townhouse	0.51%
Interest Only	90.60%	Two-to-Four Family	8.26%
Not Interest Only	9.40%
		Investor	16.62%
Hybrid	100.00%	Primary	80.13%
		Second Home	3.25%
Prepay Penalty: 0 months	17.89%
Prepay Penalty: 7 months	2.13%	Top 5 States:
Prepay Penalty: 12 months	17.08%	California	57.56%
Prepay Penalty: 24 months	7.12%	Arizona	5.68%
Prepay Penalty: 36 months	55.77%	Florida	5.54%
		Washington	4.19%
First Lien	100.00%	Nevada	3.08%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
50,000.01 - 100,000.00	17	1,291,190.80	0.36%	7.778	372	67.34	718
100,000.01 - 150,000.00	69	8,699,247.23	2.41%	7.821	364	73.21	715
150,000.01 - 200,000.00	168	29,836,080.49	8.27%	7.656	363	73.18	720
200,000.01 - 250,000.00	214	48,120,592.52	13.35%	7.609	367	74.98	714
250,000.01 - 300,000.00	229	63,180,377.12	17.52%	7.656	368	75.71	707
300,000.01 - 350,000.00	222	72,118,647.12	20.00%	7.662	374	75.70	708
350,000.01 - 400,000.00	205	77,052,554.58	21.37%	7.612	372	75.32	712
400,000.01 - 450,000.00	105	43,292,748.38	12.01%	7.601	370	76.48	715
450,000.01 - 500,000.00	15	7,159,034.62	1.99%	7.771	373	76.07	723
500,000.01 - 550,000.00	6	3,065,251.27	0.85%	7.535	416	71.56	731
550,000.01 - 600,000.00	6	3,453,930.42	0.96%	7.501	378	76.26	703
600,000.01 - 650,000.00	3	1,878,410.00	0.52%	7.584	358	71.61	722
650,000.01 - 700,000.00	1	675,000.00	0.19%	7.250	358	61.36	748
700,000.01 - 750,000.00	1	750,000.00	0.21%	7.375	357	50.00	775
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
5.500 - 5.999	1	405,082.18	0.11%	5.875	356	53.88	811
6.000 - 6.499	4	1,102,750.00	0.31%	6.241	358	66.65	737
6.500 - 6.999	127	36,733,890.13	10.19%	6.778	373	68.49	729
7.000 - 7.499	300	89,507,621.68	24.82%	7.224	368	71.96	721
7.500 - 7.999	463	132,031,612.89	36.62%	7.702	371	76.12	712
8.000 - 8.499	296	81,568,926.10	22.62%	8.155	369	78.72	698
8.500 - 8.999	61	16,514,503.58	4.58%	8.618	375	82.42	695
9.000 - 9.499	9	2,708,677.99	0.75%	9.100	357	84.20	695
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	22	5,829,356.53	1.62%	8.039	356	82.24	621
625-649	91	25,556,749.44	7.09%	7.832	362	77.73	638
650-674	174	50,136,632.17	13.90%	7.811	357	76.68	664
675-699	252	73,634,090.49	20.42%	7.622	369	75.83	687
700-724	248	71,215,198.80	19.75%	7.667	378	76.01	711
725-749	169	48,896,645.04	13.56%	7.572	375	75.33	737
750-774	135	39,385,474.34	10.92%	7.558	370	75.23	761
775-799	125	34,305,927.66	9.51%	7.440	372	70.31	786
800+	45	11,612,990.08	3.22%	7.304	383	64.43	808
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	70	15,712,340.92	4.36%	7.289	383	40.77	746
50.00- 54.99	31	8,355,891.04	2.32%	7.394	375	51.96	732
55.00- 59.99	40	11,933,087.79	3.31%	7.336	379	57.68	722
60.00- 64.99	59	18,101,191.77	5.02%	7.275	379	62.30	725
65.00- 69.99	71	19,866,054.26	5.51%	7.496	386	67.85	713
70.00- 74.99	105	30,224,896.65	8.38%	7.477	367	72.28	720
75.00- 79.99	246	71,095,520.13	19.72%	7.630	372	77.31	714
80.00	504	151,232,813.49	41.94%	7.716	367	80.00	705
80.01- 84.99	11	2,658,009.56	0.74%	7.883	357	83.82	706
85.00- 89.99	31	8,084,076.40	2.24%	7.977	356	87.47	696
90.00- 94.99	64	16,025,867.09	4.44%	7.985	358	90.56	705
95.00- 99.99	12	2,988,472.87	0.83%	8.238	356	95.00	694
100.00	17	4,294,842.58	1.19%	8.399	357	100.00	709
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
LTV <= 80	1,126	326,521,796.05	90.56%	7.595	372	73.56	713
LTV > 80 GEMICO	3	883,827.24	0.25%	7.630	356	88.39	661
LTV > 80 MGIC	31	7,539,338.47	2.09%	8.181	357	92.81	713
LTV > 80 PMI	7	2,144,678.09	0.59%	8.028	355	89.04	661
LTV > 80 Radian	6	1,437,860.35	0.40%	8.155	355	90.23	661
LTV > 80 Republic NC	16	3,940,385.26	1.09%	8.172	355	88.32	685
LTV > 80 Triad Guaranty Ins. Co.	55	14,485,449.62	4.02%	8.003	357	91.35	716
LTV > 80 United Guaranty	17	3,619,729.47	1.00%	7.904	362	89.72	697
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	69	15,531,890.92	4.31%	7.288	383	40.83	746
50.00- 54.99	30	8,083,211.04	2.24%	7.416	376	52.02	732
55.00- 59.99	41	12,113,537.79	3.36%	7.337	379	57.36	722
60.00- 64.99	56	17,423,453.01	4.83%	7.281	378	62.35	726
65.00- 69.99	65	18,482,172.99	5.13%	7.490	388	67.48	714
70.00- 74.99	92	26,538,925.94	7.36%	7.446	367	72.25	723
75.00- 79.99	195	56,332,505.85	15.62%	7.617	375	76.95	714
80.00	223	63,353,856.33	17.57%	7.596	369	79.90	716
80.01- 84.99	25	7,411,531.52	2.06%	7.780	367	80.09	690
85.00- 89.99	98	27,016,855.61	7.49%	7.756	368	81.28	705
90.00- 94.99	240	70,434,766.08	19.53%	7.871	363	82.14	698
95.00- 99.99	79	23,859,818.35	6.62%	7.789	366	81.21	695
100.00	48	13,990,539.12	3.88%	7.956	357	85.99	713
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	1,132	320,862,976.69	88.99%	7.635	357	75.77	710
480	129	39,710,087.86	11.01%	7.662	477	70.51	729
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	1,132	320,862,976.69	88.99%	7.635	357	75.77	710
361+	129	39,710,087.86	11.01%	7.662	477	70.51	729
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam 10/6 MO LIBOR	5	1,984,425.00	0.55%	7.541	358	66.78	744
Negam 5/1 MO LIBOR IO Yr 5-10	20	4,856,080.47	1.35%	7.875	356	82.75	690
Negam 5/1 MO MTA	115	31,915,009.78	8.85%	7.887	425	69.93	721
Negam 5/1 MO MTA IO Yr 5-10	592	161,539,801.38	44.80%	7.736	360	77.14	701
Negam 5/6 MO LIBOR IO Yr 5-10	524	158,594,547.92	43.98%	7.483	371	74.13	722
Negam 7/6 MO LIBOR IO Yr 8-10	5	1,683,200.00	0.47%	7.469	358	77.45	734
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Index	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1 MO LIBOR	20	4,856,080.47	1.35%	7.875	356	82.75	690
6 MO LIBOR	534	162,262,172.92	45.00%	7.483	370	74.07	723
MTA	707	193,454,811.16	53.65%	7.761	370	75.95	704
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: 0 months	235	64,518,926.69	17.89%	7.529	361	77.07	712
Prepay Penalty: 7 months	23	7,668,566.50	2.13%	7.797	357	75.85	708
Prepay Penalty: 12 months	203	61,597,953.07	17.08%	7.413	368	75.14	711
Prepay Penalty: 24 months	86	25,683,450.87	7.12%	7.704	371	76.08	715
Prepay Penalty: 36 months	714	201,104,167.42	55.77%	7.727	374	74.47	712
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alternative Documentation	1	336,000.00	0.09%	7.500	359	80.00	662
Full Documentation	225	57,744,233.41	16.01%	7.519	365	78.27	709
Limited Documentation	1	364,000.00	0.10%	7.875	358	80.00	666
NINA	11	3,474,298.03	0.96%	8.274	441	65.35	736
NIVA	382	118,361,016.67	32.83%	7.536	374	74.06	723
No Documentation	38	9,940,358.63	2.76%	7.828	379	73.53	729
No Ratio	2	563,800.00	0.16%	8.000	411	85.46	682
SISA	40	10,498,381.63	2.91%	7.711	406	66.95	714
SIVA	561	159,290,976.18	44.18%	7.724	365	75.73	704
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	770	221,452,601.25	61.42%	7.579	372	72.64	715
Purchase	88	21,879,678.19	6.07%	7.848	373	84.77	734
Rate/Term Refinance	403	117,240,785.11	32.52%	7.709	366	78.23	702
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	152	39,325,162.88	10.91%	7.678	373	77.37	713
Cooperative	6	684,236.33	0.19%	7.414	357	64.54	702
Planned Unit Development	208	56,630,697.10	15.71%	7.589	363	77.64	721
Single Family	814	232,334,756.30	64.43%	7.632	371	74.70	709
Townhouse	7	1,821,017.81	0.51%	8.331	357	77.31	694
Two-to-Four Family	74	29,777,194.13	8.26%	7.684	376	71.66	720
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	224	59,924,060.01	16.62%	7.674	375	74.07	726
Primary	994	288,941,656.46	80.13%	7.631	369	75.20	708
Second Home	43	11,707,348.08	3.25%	7.628	364	80.78	740
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	4	775,107.62	0.21%	8.141	357	94.26	729
Arizona	84	20,488,213.04	5.68%	7.635	361	79.52	718
California	642	207,552,576.89	57.56%	7.601	378	72.92	715
Colorado	23	4,960,311.46	1.38%	7.668	357	81.04	721
Connecticut	7	1,199,110.97	0.33%	7.622	357	69.73	700
Delaware	1	330,088.96	0.09%	7.750	356	82.00	753
District of Columbia	7	1,947,474.56	0.54%	7.277	357	59.52	682
Florida	91	19,992,652.43	5.54%	7.884	359	78.30	702
Georgia	18	3,515,445.31	0.97%	7.822	362	83.27	707
Hawaii	10	3,759,793.91	1.04%	7.573	357	78.72	689
Idaho	5	816,469.96	0.23%	7.627	387	82.05	760
Illinois	24	6,667,941.42	1.85%	7.932	357	81.22	677
Indiana	4	1,043,656.54	0.29%	8.092	355	83.29	700
Kansas	1	177,452.20	0.05%	8.125	357	89.85	711
Louisiana	1	229,477.85	0.06%	7.625	358	80.00	642
Maryland	28	7,528,575.19	2.09%	7.559	360	77.13	699
Massachusetts	8	2,154,998.36	0.60%	7.769	356	77.49	671
Michigan	10	1,762,315.46	0.49%	7.618	357	80.17	697
Minnesota	19	4,984,379.11	1.38%	7.853	356	81.17	704
Missouri	5	673,529.77	0.19%	8.237	356	81.68	712
Montana	1	304,567.61	0.08%	7.000	352	75.00	766
Nevada	44	11,087,787.26	3.08%	7.845	360	78.39	707
New Hampshire	1	226,128.10	0.06%	6.625	357	83.33	806
New Jersey	36	10,681,868.48	2.96%	7.845	356	78.30	680
New Mexico	10	1,845,436.18	0.51%	7.142	368	81.55	729
New York	16	5,172,284.29	1.43%	7.641	356	68.32	704
North Carolina	10	3,237,867.63	0.90%	7.403	357	78.35	755
Ohio	5	808,068.80	0.22%	7.817	356	84.26	675
Oregon	26	6,014,562.55	1.67%	7.410	361	76.48	735
Pennsylvania	5	986,628.42	0.27%	7.709	356	78.25	708
Rhode Island	5	1,558,315.47	0.43%	7.747	400	80.64	703
South Carolina	3	568,439.81	0.16%	7.278	356	73.71	680
Tennessee	3	617,942.47	0.17%	7.571	358	89.11	703
Texas	4	638,469.45	0.18%	8.615	357	94.63	727
Utah	12	2,427,984.56	0.67%	7.384	357	78.55	738
Virginia	31	8,689,754.44	2.41%	7.634	359	75.03	720
Washington	56	15,094,144.32	4.19%	7.482	365	78.03	718
Wisconsin	1	53,243.70	0.01%	6.750	357	37.06	800
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	525	152,341,642.83	42.25%	7.670	357	76.98	698
2.500 - 2.999	257	76,418,468.06	21.19%	7.379	385	72.23	734
3.000 - 3.499	395	109,945,045.00	30.49%	7.678	381	71.70	716
3.500 - 3.999	34	8,641,132.21	2.40%	7.822	362	85.25	728
4.000 - 4.499	42	10,989,463.62	3.05%	8.300	357	93.08	703
4.500 - 4.999	8	2,237,312.83	0.62%	8.373	357	100.00	713
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	504	146,727,931.96	40.69%	7.665	357	76.95	698
2.500 - 2.999	261	77,619,068.06	21.53%	7.383	385	72.32	735
3.000 - 3.499	400	111,475,507.98	30.92%	7.681	380	71.79	715
3.500 - 3.999	35	8,994,262.84	2.49%	7.780	361	84.42	728
4.000 - 4.499	43	11,373,922.37	3.15%	8.260	357	92.42	702
4.500 - 4.999	9	2,599,077.49	0.72%	8.303	357	97.22	710
5.500 - 5.999	1	140,275.57	0.04%	7.750	357	80.00	651
6.000 - 6.499	5	1,189,699.61	0.33%	8.100	357	80.69	674
6.500 - 6.999	3	453,318.67	0.13%	8.250	357	78.03	659
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
8.000 - 8.499	1	257,525.95	0.07%	8.000	356	80.00	694
9.000 - 9.499	1	501,767.12	0.14%	7.875	477	78.95	801
9.500 - 9.999	274	75,339,867.73	20.89%	7.858	362	78.56	683
10.000 -10.499	1	335,435.66	0.09%	7.583	358	80.00	720
10.500 -10.999	32	6,937,375.99	1.92%	7.844	396	78.36	710
11.000 -11.499	4	1,102,750.00	0.31%	6.241	358	66.65	737
11.500 -11.999	85	25,056,595.78	6.95%	6.786	379	67.59	737
12.000 -12.499	177	54,836,552.65	15.21%	7.227	374	70.69	729
12.500 -12.999	568	159,859,383.38	44.33%	7.682	366	76.00	715
13.000 -13.499	109	32,795,011.49	9.10%	8.157	384	76.24	711
13.500 -13.999	9	3,550,798.80	0.98%	8.500	434	76.48	734
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.000	754	206,834,467.14	57.36%	7.780	369	76.22	704
1.000	507	153,738,597.41	42.64%	7.446	371	73.82	723
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Periodic Pymt Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.000	739	211,652,828.62	58.70%	7.571	368	74.96	720
7.500	522	148,920,235.93	41.30%	7.732	373	75.52	701
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Negative Amortization Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Neg Amort Limit: 110-114.9	127	40,205,818.65	11.15%	7.375	358	73.87	715
Neg Amort Limit: 115-119.9	739	209,324,256.93	58.05%	7.653	368	76.62	709
Neg Amort Limit: 120-124.9	395	111,042,988.97	30.80%	7.704	378	72.99	717
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
04/01/07	4	1,176,553.65	0.33%	8.501	392	79.15	690
05/01/07	1	224,000.00	0.06%	7.375	356	80.00	731
07/01/11	7	2,144,503.94	0.59%	7.183	352	73.80	730
08/01/11	6	1,633,235.46	0.45%	7.933	353	78.68	722
09/01/11	26	6,392,293.66	1.77%	8.197	354	78.68	677
10/01/11	59	16,879,041.14	4.68%	7.910	355	78.66	687
11/01/11	246	67,452,734.76	18.71%	7.657	360	76.27	705
12/01/11	450	132,629,334.66	36.78%	7.640	376	74.21	714
01/01/12	287	81,397,892.28	22.57%	7.598	373	75.73	715
02/01/12	150	42,877,250.00	11.89%	7.488	369	73.74	721
03/01/12	15	4,098,600.00	1.14%	7.603	399	75.23	738
12/01/13	1	417,000.00	0.12%	7.875	357	77.94	681
02/01/14	2	654,200.00	0.18%	7.303	358	75.90	766
03/01/14	2	612,000.00	0.17%	7.371	359	78.78	736
12/01/16	1	300,425.00	0.08%	6.500	357	28.30	812
01/01/17	2	960,000.00	0.27%	7.745	357	75.91	729
02/01/17	2	724,000.00	0.20%	7.701	358	70.64	734
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
11/01/07	1	341,892.38	0.09%	8.250	355	79.99	706
01/01/08	4	1,132,750.00	0.31%	7.798	357	79.00	694
02/01/08	1	415,000.00	0.12%	7.625	478	57.24	747
08/01/11	7	2,144,503.94	0.59%	7.183	352	73.80	730
09/01/11	6	1,633,235.46	0.45%	7.933	353	78.68	722
10/01/11	26	6,392,293.66	1.77%	8.197	354	78.68	677
11/01/11	57	16,234,458.29	4.50%	7.906	355	78.44	687
12/01/11	248	67,976,025.23	18.85%	7.654	360	76.18	705
01/01/12	446	131,499,984.66	36.47%	7.640	376	74.26	715
02/01/12	290	82,159,445.93	22.79%	7.611	373	75.87	715
03/01/12	150	42,877,250.00	11.89%	7.488	369	73.74	721
04/01/12	15	4,098,600.00	1.14%	7.603	399	75.23	738
01/01/14	1	417,000.00	0.12%	7.875	357	77.94	681
03/01/14	2	654,200.00	0.18%	7.303	358	75.90	766
04/01/14	2	612,000.00	0.17%	7.371	359	78.78	736
01/01/17	1	300,425.00	0.08%	6.500	357	28.30	812
02/01/17	2	960,000.00	0.27%	7.745	357	75.91	729
03/01/17	2	724,000.00	0.20%	7.701	358	70.64	734
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	5	1,400,553.65	0.39%	8.321	386	79.29	697
52	7	2,144,503.94	0.59%	7.183	352	73.80	730
53	6	1,633,235.46	0.45%	7.933	353	78.68	722
54	26	6,392,293.66	1.77%	8.197	354	78.68	677
55	66	18,892,642.01	5.24%	7.877	355	77.17	688
56	254	69,484,561.28	19.27%	7.656	361	76.73	704
57	492	142,958,794.27	39.65%	7.649	376	74.40	714
58	367	106,229,955.28	29.46%	7.540	372	74.62	719
59	28	7,768,900.00	2.15%	7.555	380	76.95	727
81	1	417,000.00	0.12%	7.875	357	77.94	681
82	2	654,200.00	0.18%	7.303	358	75.90	766
83	2	612,000.00	0.17%	7.371	359	78.78	736
117	2	927,425.00	0.26%	7.430	357	59.87	763
118	3	1,057,000.00	0.29%	7.638	358	72.84	727
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Months to Next Payment Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
8	1	341,892.38	0.09%	8.250	355	79.99	706
9	1	224,000.00	0.06%	7.375	356	80.00	731
10	3	908,750.00	0.25%	7.902	357	78.75	685
11	1	415,000.00	0.12%	7.625	478	57.24	747
53	7	2,144,503.94	0.59%	7.183	352	73.80	730
54	6	1,633,235.46	0.45%	7.933	353	78.68	722
55	26	6,392,293.66	1.77%	8.197	354	78.68	677
56	64	18,248,059.16	5.06%	7.872	355	76.92	688
57	256	70,007,851.75	19.42%	7.653	361	76.64	704
58	488	141,829,444.27	39.33%	7.649	376	74.44	715
59	370	106,991,508.93	29.67%	7.550	372	74.73	718
60	28	7,768,900.00	2.15%	7.555	380	76.95	727
82	1	417,000.00	0.12%	7.875	357	77.94	681
83	2	654,200.00	0.18%	7.303	358	75.90	766
84	2	612,000.00	0.17%	7.371	359	78.78	736
118	2	927,425.00	0.26%	7.430	357	59.87	763
119	3	1,057,000.00	0.29%	7.638	358	72.84	727
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Months in Teaser	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	5	1,400,553.65	0.39%	8.321	386	79.29	697
52	7	2,144,503.94	0.59%	7.183	352	73.80	730
53	6	1,633,235.46	0.45%	7.933	353	78.68	722
54	26	6,392,293.66	1.77%	8.197	354	78.68	677
55	66	18,892,642.01	5.24%	7.877	355	77.17	688
56	254	69,484,561.28	19.27%	7.656	361	76.73	704
57	492	142,958,794.27	39.65%	7.649	376	74.40	714
58	367	106,229,955.28	29.46%	7.540	372	74.62	719
59	28	7,768,900.00	2.15%	7.555	380	76.95	727
81	1	417,000.00	0.12%	7.875	357	77.94	681
82	2	654,200.00	0.18%	7.303	358	75.90	766
83	2	612,000.00	0.17%	7.371	359	78.78	736
117	2	927,425.00	0.26%	7.430	357	59.87	763
118	3	1,057,000.00	0.29%	7.638	358	72.84	727
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	120	33,899,434.78	9.40%	7.866	421	69.74	722
36	5	1,683,200.00	0.47%	7.469	358	77.45	734
60	1,136	324,990,429.77	90.13%	7.615	365	75.75	711
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Prepay Penalty Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	235	64,518,926.69	17.89%	7.529	361	77.07	712
7	23	7,668,566.50	2.13%	7.797	357	75.85	708
12	203	61,597,953.07	17.08%	7.413	368	75.14	711
24	86	25,683,450.87	7.12%	7.704	371	76.08	715
36	714	201,104,167.42	55.77%	7.727	374	74.47	712
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Initial Rate Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	5	1,400,553.65	0.39%	8.321	386	79.29	697
60	1,246	355,504,885.90	98.59%	7.636	370	75.22	712
84	5	1,683,200.00	0.47%	7.469	358	77.45	734
120	5	1,984,425.00	0.55%	7.541	358	66.78	744
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Subseq Rate Adj Freq	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	727	198,310,891.63	55.00%	7.764	370	76.11	704
6	534	162,262,172.92	45.00%	7.483	370	74.07	723
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Initial Min Pymt Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
12	6	1,889,642.38	0.52%	7.842	383	74.40	708
60	1,245	355,015,797.17	98.46%	7.638	370	75.24	712
84	5	1,683,200.00	0.47%	7.469	358	77.45	734
120	5	1,984,425.00	0.55%	7.541	358	66.78	744
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Delinquency Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Current	1,260	360,371,613.19	99.94%	7.638	370	75.21	712
Delq: 30 Days	1	201,451.36	0.06%	7.375	476	50.00	750
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	55	14,218,795.23	3.94%	7.720	382	74.35	720
20.01 -25.00	63	16,305,925.82	4.52%	7.620	361	74.70	721
25.01 -30.00	124	32,393,735.75	8.98%	7.604	368	74.05	711
30.01 -35.00	234	64,443,715.96	17.87%	7.573	368	73.22	715
35.01 -40.00	328	94,792,419.99	26.29%	7.601	381	75.04	716
40.01 -45.00	223	66,625,163.43	18.48%	7.621	363	77.18	703
45.01 -50.00	40	11,241,109.43	3.12%	7.646	360	81.26	708
50.01 -55.00	11	2,931,466.61	0.81%	7.839	367	87.01	702
None	183	57,620,732.33	15.98%	7.782	366	74.58	712
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Times 30 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,260	360,371,613.19	99.94%	7.638	370	75.21	712
1	1	201,451.36	0.06%	7.375	476	50.00	750
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Times 60 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,261	360,573,064.55	100.00%	7.638	370	75.19	712
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Times 90 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,261	360,573,064.55	100.00%	7.638	370	75.19	712
Total	1,261	360,573,064.55	100.00%	7.638	370	75.19	712

Group 2 Mortgage Loans
As of the related Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$963,942,441	$20,250	$4,023,298
Average Scheduled Principal Balance	$483,907
Number of Mortgage Loans	1,992

Weighted Average Gross Coupon	7.684%	6.000%	10.000%
Weighted Average FICO Score	717	620	820
Weighted Average Original LTV	76.96%	15.00%	100.00%
Weighted Average Total LTV (Including Silent 2nd)	86.04%	15.00%	115.32%

Weighted Average Original Term	372 months	360 months	480 months
Weighted Average Stated Remaining Term	369 months	351 months	479 months
Weighted Average Seasoning	3 months	1 months	9 months

Weighted Average Gross Margin	2.630%	2.250%	4.750%
Weighted Average Minimum Interest Rate	2.742%	2.250%	10.000%
Weighted Average Maximum Interest Rate	12.192%	9.825%	16.000%
Weighted Average Periodic Rate Cap	1.0%	1.0%	1.0%
Weighted Average Periodic Pymt Cap	7.5%	7.5%	7.5%
Weighted Average Negative Amortization Limit	116	110	120
Weighted Average Months to Roll	57 months	0 months	118 months

Maturity Date		Jul 1 2036	Mar 1 2047
Maximum Zip Code Concentration	1.26%	94513

ARM	100.00%	Cash Out Refinance	32.79%
		Purchase	45.87%
Negam 10/6 MO LIBOR	0.27%	Rate/Term Refinance	21.35%
Negam 5/1 MO LIBOR IO Yr 5-10	0.74%
Negam 5/1 MO MTA	4.10%	Condominium	7.78%
Negam 5/1 MO MTA IO Yr 5-10	33.56%	Cooperative	0.01%
Negam 5/6 MO LIBOR IO Yr 5-10	61.17%	Planned Unit Development	19.62%
Negam 7/6 MO LIBOR IO Yr 8-10	0.15%	Single Family	68.56%
		Townhouse	0.23%
Interest Only	95.63%	Two-to-Four Family	3.81%
Not Interest Only	4.37%
		Investor	7.30%
Hybrid	100.00%	Primary	91.16%
		Second Home	1.53%
Prepay Penalty: 0 months	20.20%
Prepay Penalty: 7 months	6.71%	Top 5 States:
Prepay Penalty: 12 months	20.91%	California	72.69%
Prepay Penalty: 24 months	5.54%	Florida	5.40%
Prepay Penalty: 36 months	46.64%	Arizona	2.94%
		Washington	2.67%
First Lien	100.00%	Nevada	1.62%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 - 50,000.00	1	20,250.00	0.00%	8.000	358	90.00	683
50,000.01 - 100,000.00	16	1,319,536.06	0.14%	8.167	357	78.73	689
100,000.01 - 150,000.00	58	7,474,212.13	0.78%	7.814	357	80.41	713
150,000.01 - 200,000.00	124	22,207,652.99	2.30%	7.797	358	79.37	704
200,000.01 - 250,000.00	123	27,699,895.81	2.87%	7.851	358	80.04	706
250,000.01 - 300,000.00	150	41,346,019.59	4.29%	7.759	358	79.35	707
300,000.01 - 350,000.00	134	43,555,033.19	4.52%	7.802	359	80.81	712
350,000.01 - 400,000.00	149	55,808,782.54	5.79%	7.818	358	80.18	708
400,000.01 - 450,000.00	226	96,712,032.01	10.03%	7.728	369	78.59	709
450,000.01 - 500,000.00	282	133,864,232.54	13.89%	7.715	366	78.55	714
500,000.01 - 550,000.00	186	97,078,904.37	10.07%	7.605	378	76.41	715
550,000.01 - 600,000.00	126	72,474,227.41	7.52%	7.629	372	77.15	727
600,000.01 - 650,000.00	101	63,494,741.94	6.59%	7.587	379	77.15	728
650,000.01 - 700,000.00	66	44,176,666.85	4.58%	7.665	379	75.31	722
700,000.01 - 750,000.00	44	31,919,131.99	3.31%	7.702	371	77.06	720
750,000.01 - 800,000.00	36	28,028,128.87	2.91%	7.749	377	76.53	740
800,000.01 - 850,000.00	30	24,777,497.84	2.57%	7.452	361	75.72	721
850,000.01 - 900,000.00	26	22,925,123.14	2.38%	7.500	381	75.15	723
900,000.01 - 950,000.00	24	22,278,043.37	2.31%	7.620	377	77.65	725
950,000.01 - 1,000,000.00	25	24,536,283.97	2.55%	7.685	367	74.12	719
1,000,000.01 - 1,050,000.00	11	11,099,808.61	1.15%	7.340	379	75.45	736
1,050,000.01 - 1,100,000.00	3	3,238,195.52	0.34%	8.039	357	73.27	684
1,100,000.01 - 1,150,000.00	2	2,242,536.14	0.23%	7.438	357	72.37	680
1,150,000.01 - 1,200,000.00	7	8,239,029.79	0.85%	7.556	391	73.66	715
1,200,000.01 - 1,250,000.00	6	7,319,084.07	0.76%	7.230	377	66.64	738
1,250,000.01 - 1,300,000.00	2	2,547,000.00	0.26%	7.438	416	74.99	693
1,350,000.01 - 1,400,000.00	3	4,093,297.54	0.42%	7.666	357	76.50	719
1,400,000.01 - 1,450,000.00	2	2,831,140.47	0.29%	7.441	357	64.06	706
1,450,000.01 - 1,500,000.00	6	8,867,164.45	0.92%	7.584	397	66.54	710
1,500,000.01 - 1,550,000.00	3	4,569,184.29	0.47%	7.332	396	60.65	720
1,550,000.01 - 1,600,000.00	2	3,125,551.06	0.32%	8.567	356	67.99	712
1,600,000.01 - 1,650,000.00	3	4,872,825.51	0.51%	7.674	357	72.01	748
1,700,000.01 - 1,750,000.00	2	3,414,390.80	0.35%	8.188	354	77.50	708
1,750,000.01 - 1,800,000.00	1	1,751,829.66	0.18%	7.500	358	74.40	688
1,950,000.01 - 2,000,000.00	3	5,926,092.08	0.61%	7.163	357	71.15	714
2,000,000.01 - 2,050,000.00	1	2,011,333.82	0.21%	7.750	357	60.70	790
2,250,000.01 - 2,300,000.00	1	2,256,096.18	0.23%	8.000	356	80.00	756
2,900,000.01 - 2,950,000.00	1	2,949,264.20	0.31%	7.500	357	55.00	711
2,950,000.01 - 3,000,000.00	1	2,969,770.65	0.31%	7.750	354	70.00	752
3,000,000.01+	5	17,922,449.64	1.86%	7.934	357	66.00	699
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
6.000 - 6.499	10	5,423,387.30	0.56%	6.325	370	73.82	752
6.500 - 6.999	182	89,787,523.72	9.31%	6.790	377	73.39	736
7.000 - 7.499	392	209,080,601.37	21.69%	7.221	377	74.73	727
7.500 - 7.999	680	342,209,873.88	35.50%	7.700	370	76.60	715
8.000 - 8.499	637	280,471,753.51	29.10%	8.182	361	79.62	706
8.500 - 8.999	77	30,939,213.13	3.21%	8.631	363	81.78	713
9.000 - 9.499	11	5,140,710.59	0.53%	9.194	361	82.76	714
9.500 - 9.999	2	798,977.59	0.08%	9.935	358	80.00	644
10.000 -10.499	1	90,400.00	0.01%	10.000	358	80.00	673
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	27	15,338,855.43	1.59%	8.004	357	75.77	622
625-649	110	43,435,758.16	4.51%	7.906	366	77.87	637
650-674	261	111,613,727.19	11.58%	7.809	366	77.75	665
675-699	389	186,421,226.77	19.34%	7.770	366	77.34	687
700-724	396	196,175,593.07	20.35%	7.669	368	77.37	712
725-749	338	169,559,918.17	17.59%	7.679	370	77.59	736
750-774	241	123,528,339.87	12.81%	7.536	375	76.83	760
775-799	173	93,652,940.14	9.72%	7.527	371	73.69	785
800+	44	21,069,082.79	2.19%	7.302	388	74.31	805
None	13	3,146,999.50	0.33%	7.685	372	79.80	0
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	23	12,573,005.38	1.30%	7.285	388	42.21	744
50.00- 54.99	12	7,205,858.77	0.75%	7.267	423	53.10	742
55.00- 59.99	30	24,529,066.66	2.54%	7.251	374	56.48	748
60.00- 64.99	33	22,717,707.75	2.36%	7.376	368	62.66	727
65.00- 69.99	80	56,789,426.17	5.89%	7.412	386	67.77	722
70.00- 74.99	120	82,423,449.67	8.55%	7.587	374	71.89	712
75.00- 79.99	288	154,314,389.72	16.01%	7.574	375	77.17	710
80.00	1,283	561,422,939.13	58.24%	7.774	365	80.00	717
80.01- 84.99	6	3,363,765.71	0.35%	7.626	357	83.27	700
85.00- 89.99	18	6,531,909.26	0.68%	7.917	357	88.06	693
90.00- 94.99	55	17,994,642.38	1.87%	8.047	359	90.29	693
95.00- 99.99	14	4,243,344.21	0.44%	7.708	376	95.00	705
100.00	30	9,832,936.28	1.02%	8.442	357	100.00	741
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
LTV <= 80	1,869	921,975,843.25	95.65%	7.667	370	76.27	717
LTV > 80 MGIC	35	12,161,610.99	1.26%	8.326	356	96.46	722
LTV > 80 No MI	3	1,129,362.57	0.12%	7.765	389	93.75	727
LTV > 80 PMI	7	1,922,293.53	0.20%	7.536	356	87.80	663
LTV > 80 Republic NC	2	630,557.89	0.07%	7.807	353	95.00	774
LTV > 80 Triad Guaranty Ins. Co.	26	10,781,644.34	1.12%	8.075	357	90.95	726
LTV > 80 United Guaranty	7	2,348,233.95	0.24%	7.675	395	91.41	673
LTV > 80 Unknown	42	12,519,149.13	1.30%	7.958	356	89.53	680
LTV > 80 Wisconsin MAC	1	473,745.44	0.05%	7.875	356	89.99	691
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	22	12,061,730.38	1.25%	7.276	389	41.94	742
50.00- 54.99	8	5,097,610.99	0.53%	7.360	423	53.16	736
55.00- 59.99	26	21,854,066.66	2.27%	7.254	376	56.44	750
60.00- 64.99	32	20,985,710.39	2.18%	7.376	373	62.05	730
65.00- 69.99	73	48,941,464.24	5.08%	7.408	388	67.20	719
70.00- 74.99	88	64,352,714.29	6.68%	7.580	374	71.35	715
75.00- 79.99	166	97,128,945.46	10.08%	7.493	375	76.07	715
80.00	254	121,751,792.80	12.63%	7.573	374	79.52	725
80.01- 84.99	31	20,426,962.71	2.12%	7.456	371	76.83	714
85.00- 89.99	127	62,139,954.52	6.45%	7.524	378	79.38	712
90.00- 94.99	357	147,138,730.13	15.26%	7.743	369	80.44	700
95.00- 99.99	157	66,392,920.53	6.89%	7.847	362	80.49	707
100.00	650	275,157,837.99	28.55%	7.936	357	80.65	721
100.01+	1	512,000.00	0.05%	8.250	358	92.25	687
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	1,834	867,316,376.16	89.98%	7.710	357	77.36	715
480	158	96,626,064.93	10.02%	7.451	477	73.32	730
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	1,834	867,316,376.16	89.98%	7.710	357	77.36	715
361+	158	96,626,064.93	10.02%	7.451	477	73.32	730
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam 10/6 MO LIBOR	2	2,620,000.00	0.27%	6.673	358	66.22	768
Negam 5/1 MO LIBOR IO Yr 5-10	24	7,110,714.24	0.74%	7.796	357	80.61	665
Negam 5/1 MO MTA	66	39,521,515.57	4.10%	7.621	441	71.24	726
Negam 5/1 MO MTA IO Yr 5-10	668	323,529,819.06	33.56%	7.719	364	76.75	706
Negam 5/6 MO LIBOR IO Yr 5-10	1,229	589,667,704.81	61.17%	7.674	367	77.50	722
Negam 7/6 MO LIBOR IO Yr 8-10	3	1,492,687.41	0.15%	6.927	358	63.97	758
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Index	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1 MO LIBOR	24	7,110,714.24	0.74%	7.796	357	80.61	665
6 MO LIBOR	1,234	593,780,392.22	61.60%	7.668	367	77.41	722
MTA	734	363,051,334.63	37.66%	7.708	373	76.15	708
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: 0 months	400	194,690,504.24	20.20%	7.605	359	77.71	723
Prepay Penalty: 7 months	131	64,692,180.65	6.71%	8.083	357	79.01	719
Prepay Penalty: 12 months	379	201,578,634.46	20.91%	7.454	381	74.98	725
Prepay Penalty: 24 months	92	53,372,027.72	5.54%	7.782	366	76.68	710
Prepay Penalty: 36 months	990	449,609,094.02	46.64%	7.752	370	77.26	711
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Bank Statements	1	239,200.00	0.02%	7.500	358	80.00	639
Fast Documentation	1	122,529.64	0.01%	7.000	356	85.00	644
Full Documentation	181	83,791,262.24	8.69%	7.585	367	79.59	714
Full/Alt	2	598,454.17	0.06%	6.875	358	81.59	655
NINA	6	3,064,712.07	0.32%	7.519	445	67.61	759
NIVA	963	483,551,040.98	50.16%	7.691	369	77.43	723
No Documentation	24	10,702,192.82	1.11%	7.735	371	70.57	718
No Ratio	2	999,500.00	0.10%	7.875	409	86.42	732
SISA	49	19,090,002.56	1.98%	7.790	398	75.50	714
SIVA	763	361,783,546.61	37.53%	7.692	367	76.02	709
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	569	316,029,087.57	32.79%	7.556	376	73.13	720
Purchase	1,048	442,135,114.65	45.87%	7.830	361	80.17	718
Rate/Term Refinance	375	205,778,238.87	21.35%	7.567	376	75.95	709
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	190	74,961,720.97	7.78%	7.838	367	77.28	709
Cooperative	1	69,839.31	0.01%	8.125	358	80.00	698
Planned Unit Development	379	189,119,916.64	19.62%	7.623	369	77.12	718
Single Family	1,341	660,832,257.09	68.56%	7.671	370	76.85	717
Townhouse	7	2,215,188.16	0.23%	7.734	356	79.81	726
Two-to-Four Family	74	36,743,518.92	3.81%	7.903	364	77.30	722
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	213	70,369,503.11	7.30%	7.843	371	75.67	723
Primary	1,752	878,777,365.14	91.16%	7.671	369	77.11	716
Second Home	27	14,795,572.84	1.53%	7.679	360	74.03	720
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	4	1,107,494.71	0.11%	7.904	357	83.48	700
Alaska	1	1,364,999.29	0.14%	7.375	358	75.00	672
Arizona	78	28,361,405.15	2.94%	7.769	361	78.91	703
California	1,331	700,663,469.56	72.69%	7.655	373	76.62	720
Colorado	19	9,404,851.48	0.98%	7.725	370	79.62	718
Connecticut	6	3,448,725.27	0.36%	8.018	356	78.72	730
Delaware	5	1,561,040.93	0.16%	8.491	357	94.40	715
District of Columbia	5	2,557,809.12	0.27%	7.436	357	80.45	708
Florida	134	52,084,085.83	5.40%	7.930	358	77.68	704
Georgia	27	6,775,633.88	0.70%	7.821	357	82.06	711
Hawaii	5	2,757,006.67	0.29%	7.534	358	65.65	707
Idaho	8	2,241,371.23	0.23%	7.811	366	77.56	723
Illinois	16	6,106,294.62	0.63%	7.846	357	78.36	685
Indiana	1	1,057,711.03	0.11%	8.375	358	80.00	625
Louisiana	1	257,022.50	0.03%	7.875	356	100.00	791
Maryland	26	12,443,060.71	1.29%	7.578	357	75.56	705
Massachusetts	11	4,513,011.39	0.47%	7.727	357	79.13	695
Michigan	12	6,171,215.75	0.64%	7.676	357	62.95	696
Minnesota	12	4,756,368.60	0.49%	7.828	357	75.49	724
Missouri	2	490,990.07	0.05%	7.916	357	76.65	685
Montana	3	1,451,343.81	0.15%	7.467	357	69.33	660
Nevada	37	15,660,240.34	1.62%	7.690	357	77.24	710
New Jersey	28	9,156,856.15	0.95%	8.084	356	81.82	678
New Mexico	7	4,793,312.03	0.50%	7.648	357	62.90	766
New York	15	11,911,734.68	1.24%	8.214	356	76.35	683
North Carolina	19	9,099,665.11	0.94%	7.461	357	73.60	702
Ohio	3	619,537.80	0.06%	7.420	357	81.61	678
Oklahoma	1	470,000.00	0.05%	7.750	358	80.00	720
Oregon	28	8,679,016.14	0.90%	7.569	357	80.43	724
Pennsylvania	7	3,258,335.48	0.34%	7.708	356	78.44	726
Rhode Island	1	789,392.33	0.08%	7.625	357	75.00	744
South Carolina	7	2,751,252.51	0.29%	7.740	356	81.44	718
Tennessee	5	1,929,971.84	0.20%	7.847	357	80.00	753
Texas	9	1,314,442.88	0.14%	7.733	357	80.91	741
Utah	10	4,588,258.35	0.48%	7.450	357	83.70	729
Virginia	32	12,889,034.04	1.34%	7.693	357	79.99	706
Washington	73	25,695,886.97	2.67%	7.479	357	80.31	719
Wisconsin	3	760,592.84	0.08%	7.880	357	82.33	714
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	1,289	539,382,062.57	55.96%	7.813	357	78.53	710
2.500 - 2.999	332	183,918,500.70	19.08%	7.230	389	74.36	731
3.000 - 3.499	297	197,295,013.62	20.47%	7.640	386	73.53	723
3.500 - 3.999	19	21,040,412.74	2.18%	7.923	357	76.56	698
4.000 - 4.499	50	20,106,178.64	2.09%	8.405	357	91.12	716
4.500 - 4.999	5	2,200,272.82	0.23%	9.042	370	91.47	685
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	1,228	513,728,604.12	53.29%	7.802	357	78.47	710
2.500 - 2.999	290	173,670,941.70	18.02%	7.219	391	74.05	734
3.000 - 3.499	336	213,741,283.07	22.17%	7.682	384	74.02	722
3.500 - 3.999	21	21,616,884.33	2.24%	7.893	357	76.65	700
4.000 - 4.499	52	21,177,917.31	2.20%	8.341	357	90.56	716
4.500 - 4.999	5	2,200,272.82	0.23%	9.042	370	91.47	685
6.000 - 6.499	5	1,782,310.74	0.18%	6.901	358	76.45	687
6.500 - 6.999	11	2,255,200.00	0.23%	6.739	358	80.00	685
7.000 - 7.499	11	3,791,192.00	0.39%	7.222	358	80.00	697
7.500 - 7.999	17	5,549,186.00	0.58%	7.730	358	80.00	688
8.000 - 8.499	7	2,449,999.00	0.25%	8.247	358	80.00	696
8.500 - 8.999	6	1,523,450.00	0.16%	8.678	357	80.00	697
9.000 - 9.499	1	274,400.00	0.03%	9.125	358	80.00	658
9.500 - 9.999	1	90,400.00	0.01%	9.990	358	80.00	673
10.000 -10.499	1	90,400.00	0.01%	10.000	358	80.00	673
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
9.500 - 9.999	479	182,529,552.08	18.94%	7.723	370	77.29	699
10.000 -10.499	2	880,886.73	0.09%	8.188	389	77.78	653
10.500 -10.999	5	2,722,413.22	0.28%	8.514	398	81.48	706
11.000 -11.499	4	3,247,750.00	0.34%	6.319	378	73.85	768
11.500 -11.999	126	66,178,191.95	6.87%	6.800	381	73.18	743
12.000 -12.499	268	139,964,490.42	14.52%	7.209	381	74.50	730
12.500 -12.999	656	365,153,101.71	37.88%	7.730	366	77.02	720
13.000 -13.499	399	185,098,285.21	19.20%	8.176	361	79.47	710
13.500 -13.999	39	14,458,190.86	1.50%	8.315	372	79.24	700
14.000 -14.499	7	2,421,999.00	0.25%	8.368	358	80.00	687
14.500 -14.999	3	409,600.00	0.04%	8.710	358	79.99	677
15.000 -15.499	2	697,179.91	0.07%	7.988	357	80.00	679
15.500 -15.999	1	90,400.00	0.01%	9.990	358	80.00	673
16.000 -16.499	1	90,400.00	0.01%	10.000	358	80.00	673
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.000	831	406,581,724.66	42.18%	7.746	371	76.42	710
1.000	1,161	557,360,716.43	57.82%	7.638	368	77.35	722
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Periodic Pymt Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.000	1,172	613,573,739.51	63.65%	7.665	368	76.95	722
7.500	820	350,368,701.58	36.35%	7.716	372	76.97	708
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Negative Amortization Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Neg Amort Limit: 110-114.9	170	85,402,811.30	8.86%	7.514	358	77.29	713
Neg Amort Limit: 115-119.9	1,504	663,402,102.41	68.82%	7.710	366	77.86	715
Neg Amort Limit: 120-124.9	318	215,137,527.38	22.32%	7.670	383	74.06	722
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
03/01/07	1	708,577.59	0.07%	9.928	358	80.00	640
04/01/07	2	703,747.37	0.07%	8.691	478	76.63	718
07/01/11	1	207,650.57	0.02%	7.500	351	75.00	701
08/01/11	9	5,627,198.70	0.58%	7.876	353	79.68	738
09/01/11	25	14,284,047.12	1.48%	8.077	354	76.80	721
10/01/11	36	16,879,000.98	1.75%	7.742	366	79.37	718
11/01/11	291	154,378,991.15	16.02%	7.698	372	77.71	715
12/01/11	630	316,174,903.59	32.80%	7.651	369	75.94	720
01/01/12	531	253,877,693.13	26.34%	7.693	368	77.03	714
02/01/12	433	182,710,593.48	18.95%	7.692	369	77.85	715
03/01/12	28	14,277,350.00	1.48%	7.580	384	78.19	713
12/01/13	1	270,687.41	0.03%	7.125	357	59.34	795
02/01/14	1	750,000.00	0.08%	7.125	358	55.56	780
03/01/14	1	472,000.00	0.05%	6.500	359	80.00	703
02/01/17	2	2,620,000.00	0.27%	6.673	358	66.22	768
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
09/01/07	1	493,130.80	0.05%	7.432	353	80.00	740
11/01/07	1	1,367,252.65	0.14%	7.625	355	74.52	779
12/01/07	1	610,949.16	0.06%	6.875	476	79.09	755
01/01/08	1	500,000.00	0.05%	7.500	357	76.57	692
08/01/11	1	207,650.57	0.02%	7.500	351	75.00	701
09/01/11	8	5,134,067.90	0.53%	7.919	353	79.65	738
10/01/11	25	14,284,047.12	1.48%	8.077	354	76.80	721
11/01/11	35	15,511,748.33	1.61%	7.752	367	79.80	712
12/01/11	290	153,768,041.99	15.95%	7.701	371	77.70	714
01/01/12	629	315,674,903.59	32.75%	7.651	369	75.94	720
02/01/12	532	254,480,868.09	26.40%	7.701	368	77.04	713
02/02/12	2	809,150.00	0.08%	7.715	358	77.66	693
03/01/12	433	182,710,593.48	18.95%	7.692	369	77.85	715
04/01/12	28	14,277,350.00	1.48%	7.580	384	78.19	713
01/01/14	1	270,687.41	0.03%	7.125	357	59.34	795
03/01/14	1	750,000.00	0.08%	7.125	358	55.56	780
04/01/14	1	472,000.00	0.05%	6.500	359	80.00	703
03/01/17	2	2,620,000.00	0.27%	6.673	358	66.22	768
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1	708,577.59	0.07%	9.928	358	80.00	640
1	2	703,747.37	0.07%	8.691	478	76.63	718
51	1	207,650.57	0.02%	7.500	351	75.00	701
52	1	654,418.87	0.07%	8.500	352	73.00	672
53	10	5,690,560.88	0.59%	7.821	353	81.09	742
54	31	16,261,481.04	1.69%	8.089	354	77.34	718
55	49	19,071,209.73	1.98%	7.765	365	78.59	717
56	336	171,452,615.68	17.79%	7.705	370	77.71	713
57	705	346,751,359.47	35.97%	7.648	369	75.92	719
58	790	369,819,982.48	38.37%	7.690	370	77.42	716
59	61	28,508,150.00	2.96%	7.628	372	78.72	719
81	1	270,687.41	0.03%	7.125	357	59.34	795
82	1	750,000.00	0.08%	7.125	358	55.56	780
83	1	472,000.00	0.05%	6.500	359	80.00	703
118	2	2,620,000.00	0.27%	6.673	358	66.22	768
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Months to Next Payment Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
6	1	493,130.80	0.05%	7.432	353	80.00	740
8	1	1,367,252.65	0.14%	7.625	355	74.52	779
9	1	610,949.16	0.06%	6.875	476	79.09	755
10	1	500,000.00	0.05%	7.500	357	76.57	692
52	1	207,650.57	0.02%	7.500	351	75.00	701
53	1	654,418.87	0.07%	8.500	352	73.00	672
54	9	5,197,430.08	0.54%	7.858	353	81.20	742
55	31	16,261,481.04	1.69%	8.089	354	77.34	718
56	48	17,703,957.08	1.84%	7.776	365	78.90	712
57	335	170,841,666.52	17.72%	7.708	370	77.71	713
58	704	346,251,359.47	35.92%	7.649	369	75.92	719
59	793	371,232,307.44	38.51%	7.696	370	77.42	716
60	61	28,508,150.00	2.96%	7.628	372	78.72	719
82	1	270,687.41	0.03%	7.125	357	59.34	795
83	1	750,000.00	0.08%	7.125	358	55.56	780
84	1	472,000.00	0.05%	6.500	359	80.00	703
119	2	2,620,000.00	0.27%	6.673	358	66.22	768
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Months in Teaser	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	3	1,412,324.96	0.15%	9.312	418	78.32	679
51	1	207,650.57	0.02%	7.500	351	75.00	701
52	1	654,418.87	0.07%	8.500	352	73.00	672
53	10	5,690,560.88	0.59%	7.821	353	81.09	742
54	31	16,261,481.04	1.69%	8.089	354	77.34	718
55	49	19,071,209.73	1.98%	7.765	365	78.59	717
56	336	171,452,615.68	17.79%	7.705	370	77.71	713
57	705	346,751,359.47	35.97%	7.648	369	75.92	719
58	790	369,819,982.48	38.37%	7.690	370	77.42	716
59	61	28,508,150.00	2.96%	7.628	372	78.72	719
81	1	270,687.41	0.03%	7.125	357	59.34	795
82	1	750,000.00	0.08%	7.125	358	55.56	780
83	1	472,000.00	0.05%	6.500	359	80.00	703
118	2	2,620,000.00	0.27%	6.673	358	66.22	768
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	68	42,141,515.57	4.37%	7.562	436	70.93	729
36	3	1,492,687.41	0.15%	6.927	358	63.97	758
60	1,921	920,308,238.11	95.47%	7.691	366	77.26	716
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Prepay Penalty Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	400	194,690,504.24	20.20%	7.605	359	77.71	723
7	131	64,692,180.65	6.71%	8.083	357	79.01	719
12	379	201,578,634.46	20.91%	7.454	381	74.98	725
24	92	53,372,027.72	5.54%	7.782	366	76.68	710
36	990	449,609,094.02	46.64%	7.752	370	77.26	711
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Initial Rate Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	3	1,412,324.96	0.15%	9.312	418	78.32	679
60	1,984	958,417,428.72	99.43%	7.685	369	77.01	717
84	3	1,492,687.41	0.15%	6.927	358	63.97	758
120	2	2,620,000.00	0.27%	6.673	358	66.22	768
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Subseq Rate Adj Freq	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	758	370,162,048.87	38.40%	7.710	372	76.23	708
6	1,234	593,780,392.22	61.60%	7.668	367	77.41	722
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Initial Min Pymt Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
12	4	2,971,332.61	0.31%	7.418	380	76.71	753
60	1,983	956,858,421.07	99.27%	7.689	369	77.01	716
84	3	1,492,687.41	0.15%	6.927	358	63.97	758
120	2	2,620,000.00	0.27%	6.673	358	66.22	768
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Delinquency Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Current	1,985	958,137,715.40	99.40%	7.684	369	77.00	717
Delq: 30 Days	7	5,804,725.69	0.60%	7.588	460	70.64	714
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	45	22,760,238.62	2.36%	7.748	372	75.28	713
20.01 -25.00	62	28,122,632.69	2.92%	7.565	374	74.88	716
25.01 -30.00	114	63,716,878.24	6.61%	7.681	368	73.12	718
30.01 -35.00	252	128,235,049.87	13.30%	7.469	374	74.93	717
35.01 -40.00	449	224,690,936.31	23.31%	7.535	379	76.74	719
40.01 -45.00	384	167,320,230.07	17.36%	7.678	369	78.36	709
45.01 -50.00	50	24,654,667.81	2.56%	7.607	363	78.49	716
50.01 -55.00	11	6,274,372.07	0.65%	7.506	369	80.52	726
55.01 -60.00	3	3,616,119.47	0.38%	7.563	357	58.39	702
60.01+	1	769,049.31	0.08%	7.625	477	73.00	713
None	621	293,782,266.63	30.48%	7.914	359	78.41	719
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Times 30 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,985	958,137,715.40	99.40%	7.684	369	77.00	717
1	7	5,804,725.69	0.60%	7.588	460	70.64	714
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Times 60 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,992	963,942,441.09	100.00%	7.684	369	76.96	717
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Times 90 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,992	963,942,441.09	100.00%	7.684	369	76.96	717
Total	1,992	963,942,441.09	100.00%	7.684	369	76.96	717

Total Collateral - All Initial Mortgage Loans
As of the Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$987,674,655	$53,244	$4,023,298
Average Scheduled Principal Balance	$421,723
Number of Mortgage Loans	2,342

Weighted Average Gross Coupon	7.670%	5.875%	9.928%
Weighted Average FICO Score	717	620	829
Weighted Average Original LTV	76.37%	17.70%	100.00%
Weighted Average Total LTV (Including Silent 2nd)	83.59%	17.70%	100.00%

Weighted Average Original Term	373 months	360 months	480 months
Weighted Average Stated Remaining Term	370 months	352 months	478 months
Weighted Average Seasoning	3 months	1 months	8 months

Weighted Average Gross Margin	2.745%	2.250%	4.750%
Weighted Average Minimum Interest Rate	2.787%	2.250%	8.880%
Weighted Average Maximum Interest Rate	12.301%	8.000%	15.200%
Weighted Average Periodic Rate Cap	1.0%	1.0%	1.0%
Weighted Average Periodic Pymt Cap	7.5%	7.5%	7.5%
Weighted Average Negative Amortization Limit	116	110	120
Weighted Average Months to Roll	57 months	0 months	118 months

Maturity Date		July 1, 2036	January 1, 2047
Maximum Zip Code Concentration	0.95%	94513

ARM	100.00%	Cash Out Refinance	42.44%
		Purchase	34.86%
Negam 10/6 MO LIBOR	0.06%	Rate/Term Refinance	22.70%
Negam 5/1 MO LIBOR IO Yr 5-10	0.71%
Negam 5/1 MO MTA	6.50%	Condominium	8.76%
Negam 5/1 MO MTA IO Yr 5-10	38.26%	Cooperative	0.08%
Negam 5/6 MO LIBOR IO Yr 5-10	54.40%	Planned Unit Development	19.02%
Negam 7/6 MO LIBOR IO Yr 8-10	0.07%	Single Family	66.99%
		Townhouse	0.34%
Interest Only	93.44%	Two-to-Four Family	4.81%
Not Interest Only	6.56%
		Investor	7.44%
Hybrid	100.00%	Primary	90.05%
		Second Home	2.51%
Prepay Penalty: 0 months	19.36%
Prepay Penalty: 7 months	5.44%	Top 5 States:
Prepay Penalty: 12 months	19.69%	California	70.02%
Prepay Penalty: 24 months	7.34%	Florida	4.41%
Prepay Penalty: 36 months	48.18%	Arizona	3.43%
		Washington	2.88%
First Lien	100.00%	Nevada	2.05%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
50,000.01 - 100,000.00	15	1,155,122.15	0.12%	7.825	357	66.43	718
100,000.01 - 150,000.00	76	9,620,818.95	0.97%	7.857	361	76.14	714
150,000.01 - 200,000.00	178	31,770,241.85	3.22%	7.703	362	75.15	715
200,000.01 - 250,000.00	219	49,415,546.04	5.00%	7.699	365	76.87	713
250,000.01 - 300,000.00	263	72,506,595.91	7.34%	7.685	363	77.55	707
300,000.01 - 350,000.00	275	89,598,230.27	9.07%	7.717	369	77.69	709
350,000.01 - 400,000.00	267	100,104,690.67	10.14%	7.691	366	77.36	714
400,000.01 - 450,000.00	265	111,966,137.03	11.34%	7.687	369	78.10	714
450,000.01 - 500,000.00	228	108,008,808.01	10.94%	7.716	368	78.50	716
500,000.01 - 550,000.00	141	73,428,524.41	7.43%	7.572	382	75.48	718
550,000.01 - 600,000.00	91	52,263,935.04	5.29%	7.571	374	76.16	730
600,000.01 - 650,000.00	76	47,694,690.71	4.83%	7.576	376	77.28	728
650,000.01 - 700,000.00	52	34,764,707.89	3.52%	7.717	378	75.28	720
700,000.01 - 750,000.00	33	23,914,274.66	2.42%	7.742	372	76.08	715
750,000.01 - 800,000.00	28	21,786,528.87	2.21%	7.752	378	76.37	736
800,000.01 - 850,000.00	25	20,656,253.76	2.09%	7.392	357	74.99	724
850,000.01 - 900,000.00	18	15,871,223.14	1.61%	7.506	391	74.80	728
900,000.01 - 950,000.00	19	17,567,360.56	1.78%	7.606	376	77.70	724
950,000.01 - 1,000,000.00	15	14,682,783.97	1.49%	7.651	373	73.98	719
1,000,000.01 - 1,050,000.00	11	11,099,808.61	1.12%	7.340	379	75.45	736
1,050,000.01 - 1,100,000.00	3	3,238,195.52	0.33%	8.039	357	73.27	684
1,100,000.01 - 1,150,000.00	2	2,242,536.14	0.23%	7.438	357	72.37	680
1,150,000.01 - 1,200,000.00	6	7,077,029.79	0.72%	7.586	377	73.45	712
1,200,000.01 - 1,250,000.00	4	4,886,834.07	0.49%	7.314	357	66.29	753
1,250,000.01 - 1,300,000.00	1	1,275,000.00	0.13%	7.875	476	75.00	640
1,350,000.01 - 1,400,000.00	3	4,093,297.54	0.41%	7.666	357	76.50	719
1,400,000.01 - 1,450,000.00	2	2,831,140.47	0.29%	7.441	357	64.06	706
1,450,000.01 - 1,500,000.00	6	8,867,164.45	0.90%	7.584	397	66.54	710
1,500,000.01 - 1,550,000.00	2	3,031,835.46	0.31%	7.563	355	61.94	691
1,550,000.01 - 1,600,000.00	2	3,125,551.06	0.32%	8.567	356	67.99	712
1,600,000.01 - 1,650,000.00	3	4,872,825.51	0.49%	7.674	357	72.01	748
1,700,000.01 - 1,750,000.00	2	3,414,390.80	0.35%	8.188	354	77.50	708
1,750,000.01 - 1,800,000.00	1	1,751,829.66	0.18%	7.500	358	74.40	688
1,950,000.01 - 2,000,000.00	2	3,931,092.08	0.40%	7.563	357	71.74	683
2,000,000.01 - 2,050,000.00	1	2,011,333.82	0.20%	7.750	357	60.70	790
2,250,000.01 - 2,300,000.00	1	2,256,096.18	0.23%	8.000	356	80.00	756
2,950,000.01 - 3,000,000.00	1	2,969,770.65	0.30%	7.750	354	70.00	752
3,000,000.01+	5	17,922,449.64	1.81%	7.934	357	66.00	699
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
5.500 - 5.999	1	405,082.18	0.04%	5.875	356	53.88	811
6.000 - 6.499	8	3,002,537.30	0.30%	6.265	380	73.45	748
6.500 - 6.999	229	93,438,340.49	9.46%	6.782	373	71.72	735
7.000 - 7.499	513	227,387,519.52	23.02%	7.226	373	73.89	724
7.500 - 7.999	829	361,756,061.94	36.63%	7.695	371	76.13	717
8.000 - 8.499	634	255,465,932.58	25.87%	8.184	364	79.51	703
8.500 - 8.999	109	38,257,552.08	3.87%	8.619	370	82.75	708
9.000 - 9.499	18	7,253,051.66	0.73%	9.170	360	83.52	710
9.500 - 9.999	1	708,577.59	0.07%	9.928	358	80.00	640
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	31	15,766,487.92	1.60%	8.103	357	76.73	621
625-649	121	44,061,460.26	4.46%	7.956	366	77.55	638
650-674	321	124,636,222.70	12.62%	7.775	365	77.13	665
675-699	453	188,567,290.24	19.09%	7.709	367	76.22	688
700-724	479	204,387,202.32	20.69%	7.683	371	77.27	712
725-749	369	162,027,127.95	16.40%	7.641	372	77.30	737
750-774	274	122,384,993.99	12.39%	7.562	374	76.31	760
775-799	218	96,589,889.12	9.78%	7.530	368	72.95	785
800+	73	28,460,833.62	2.88%	7.299	388	71.91	806
None	3	793,147.22	0.08%	7.482	357	80.00	0
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	74	23,816,166.53	2.41%	7.329	386	41.61	745
50.00- 54.99	35	12,657,924.24	1.28%	7.355	400	52.50	735
55.00- 59.99	56	26,518,448.84	2.68%	7.317	374	56.94	738
60.00- 64.99	75	35,168,645.72	3.56%	7.359	372	62.51	721
65.00- 69.99	122	64,826,100.02	6.56%	7.474	385	67.84	718
70.00- 74.99	142	76,955,400.88	7.79%	7.601	371	71.83	710
75.00- 79.99	390	169,095,161.92	17.12%	7.550	374	77.39	715
80.00	1,237	515,170,288.05	52.16%	7.756	366	80.00	716
80.01- 84.99	16	5,435,460.37	0.55%	7.738	357	83.57	702
85.00- 89.99	38	12,126,233.73	1.23%	7.973	356	87.88	697
90.00- 94.99	88	25,710,540.81	2.60%	8.052	358	90.51	707
95.00- 99.99	22	6,066,505.37	0.61%	8.008	362	95.00	700
100.00	47	14,127,778.86	1.43%	8.429	357	100.00	731
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
LTV <= 80	2,131	924,208,136.20	93.57%	7.642	371	75.30	717
LTV > 80 GEMICO	3	883,827.24	0.09%	7.630	356	88.39	661
LTV > 80 MGIC	65	19,526,349.46	1.98%	8.274	356	95.11	718
LTV > 80 No MI	2	617,362.57	0.06%	7.363	414	95.00	760
LTV > 80 PMI	13	3,877,134.81	0.39%	7.840	356	88.62	660
LTV > 80 Radian	6	1,437,860.35	0.15%	8.155	355	90.23	661
LTV > 80 Republic NC	18	4,570,943.15	0.46%	8.122	355	89.24	697
LTV > 80 Triad Guaranty Ins. Co.	81	25,267,093.96	2.56%	8.033	357	91.18	720
LTV > 80 United Guaranty	15	3,990,510.28	0.40%	7.861	366	89.84	683
LTV > 80 Unknown	7	2,821,691.88	0.29%	8.243	356	90.58	709
LTV > 80 Wisconsin MAC	1	473,745.44	0.05%	7.875	356	89.99	691
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	72	23,124,441.53	2.34%	7.325	386	41.50	745
50.00- 54.99	32	11,486,996.46	1.16%	7.363	400	52.50	736
55.00- 59.99	56	26,223,898.84	2.66%	7.310	374	56.79	738
60.00- 64.99	71	32,050,709.60	3.25%	7.383	373	62.47	721
65.00- 69.99	113	56,736,604.76	5.74%	7.473	386	67.29	716
70.00- 74.99	124	65,847,955.58	6.67%	7.608	371	71.56	711
75.00- 79.99	270	119,094,069.30	12.06%	7.499	375	76.66	716
80.00	336	141,392,509.17	14.32%	7.586	372	79.65	722
80.01- 84.99	44	21,988,903.27	2.23%	7.571	365	77.71	710
85.00- 89.99	156	63,314,550.26	6.41%	7.604	376	80.39	714
90.00- 94.99	385	147,346,121.84	14.92%	7.794	370	81.42	704
95.00- 99.99	163	64,842,301.44	6.57%	7.845	364	80.89	702
100.00	520	214,225,593.29	21.69%	7.926	357	81.26	723
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	2,119	881,521,203.46	89.25%	7.683	357	76.86	715
480	223	106,153,451.88	10.75%	7.568	477	72.31	729
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	2,119	881,521,203.46	89.25%	7.683	357	76.86	715
361+	223	106,153,451.88	10.75%	7.568	477	72.31	729
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam 10/6 MO LIBOR	2	633,425.00	0.06%	7.026	358	54.23	759
Negam 5/1 MO LIBOR IO Yr 5-10	26	6,991,706.97	0.71%	7.842	356	82.84	671
Negam 5/1 MO MTA	150	64,205,849.53	6.50%	7.727	438	69.50	725
Negam 5/1 MO MTA IO Yr 5-10	918	377,876,874.93	38.26%	7.697	364	76.80	709
Negam 5/6 MO LIBOR IO Yr 5-10	1,244	537,279,111.50	54.40%	7.644	366	76.83	721
Negam 7/6 MO LIBOR IO Yr 8-10	2	687,687.41	0.07%	7.580	357	70.62	726
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Index	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1 MO LIBOR	26	6,991,706.97	0.71%	7.842	356	82.84	671
6 MO LIBOR	1,248	538,600,223.91	54.53%	7.643	366	76.79	721
MTA	1,068	442,082,724.46	44.76%	7.701	375	75.74	711
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: 0 months	455	191,167,053.85	19.36%	7.548	360	77.61	722
Prepay Penalty: 7 months	115	53,712,788.15	5.44%	8.057	357	78.62	715
Prepay Penalty: 12 months	408	194,432,840.95	19.69%	7.417	377	74.90	723
Prepay Penalty: 24 months	154	72,480,862.47	7.34%	7.756	369	76.46	715
Prepay Penalty: 36 months	1,210	475,881,109.92	48.18%	7.767	372	76.20	712
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alternative Documentation	1	336,000.00	0.03%	7.500	359	80.00	662
Full Documentation	328	118,645,449.51	12.01%	7.576	368	79.36	715
Limited Documentation	1	364,000.00	0.04%	7.875	358	80.00	666
NINA	16	6,359,810.10	0.64%	7.956	445	66.49	747
NIVA	979	435,224,446.68	44.07%	7.702	368	77.09	721
No Documentation	40	15,184,178.55	1.54%	7.870	375	71.29	725
SISA	57	20,184,810.69	2.04%	7.708	421	69.47	726
SIVA	920	391,375,959.81	39.63%	7.649	369	75.36	712
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	1,013	419,166,681.01	42.44%	7.564	375	72.51	718
Purchase	819	344,292,535.28	34.86%	7.820	362	80.52	719
Rate/Term Refinance	510	224,215,439.05	22.70%	7.641	372	77.20	709
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	246	86,549,661.36	8.76%	7.789	371	77.41	712
Cooperative	7	754,075.64	0.08%	7.480	357	65.98	702
Planned Unit Development	426	187,893,909.22	19.02%	7.612	367	77.09	720
Single Family	1,543	661,612,152.16	66.99%	7.657	371	76.16	716
Townhouse	10	3,324,159.20	0.34%	7.951	356	78.52	723
Two-to-Four Family	110	47,540,697.76	4.81%	7.849	368	74.55	715
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	229	73,491,176.26	7.44%	7.719	377	73.99	724
Primary	2,050	889,411,444.00	90.05%	7.666	369	76.55	716
Second Home	63	24,772,035.08	2.51%	7.685	361	76.86	727
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	6	1,314,102.33	0.13%	8.094	356	89.93	727
Alaska	1	1,364,999.29	0.14%	7.375	358	75.00	672
Arizona	110	33,865,560.90	3.43%	7.661	358	79.55	712
California	1,501	691,567,060.28	70.02%	7.654	375	75.65	719
Colorado	29	10,571,300.01	1.07%	7.745	368	80.26	717
Connecticut	9	3,382,911.25	0.34%	7.887	356	76.41	733
Delaware	5	1,778,819.82	0.18%	8.361	357	93.01	726
District of Columbia	11	4,185,283.68	0.42%	7.299	357	70.74	696
Florida	122	43,585,835.12	4.41%	7.858	356	77.17	705
Georgia	20	5,628,704.41	0.57%	7.993	356	83.90	714
Hawaii	12	5,048,878.18	0.51%	7.604	357	72.82	689
Idaho	8	2,304,794.88	0.23%	7.751	366	78.96	736
Illinois	25	7,737,107.34	0.78%	7.812	356	80.76	693
Indiana	5	2,101,367.57	0.21%	8.234	357	81.64	662
Kansas	1	177,452.20	0.02%	8.125	357	89.85	711
Louisiana	2	486,500.35	0.05%	7.757	357	90.57	721
Maryland	41	16,085,803.14	1.63%	7.483	357	75.72	708
Massachusetts	14	4,947,909.75	0.50%	7.782	356	79.24	685
Michigan	11	3,238,150.06	0.33%	7.742	357	70.88	676
Minnesota	21	7,598,932.21	0.77%	7.923	356	79.90	711
Missouri	5	673,529.77	0.07%	8.237	356	81.68	712
Montana	4	1,755,911.42	0.18%	7.386	356	70.32	679
Nevada	58	20,202,841.39	2.05%	7.747	357	77.53	710
New Hampshire	1	226,128.10	0.02%	6.625	357	83.33	806
New Jersey	33	9,302,203.68	0.94%	7.945	356	80.71	678
New Mexico	12	5,924,748.21	0.60%	7.467	360	66.68	763
New York	28	15,868,768.97	1.61%	8.040	356	73.57	687
North Carolina	18	9,888,586.14	1.00%	7.418	357	74.62	720
Ohio	6	1,337,756.60	0.14%	7.614	356	83.17	675
Oregon	36	10,373,549.54	1.05%	7.500	359	78.99	732
Pennsylvania	9	3,731,709.93	0.38%	7.667	356	78.37	721
Rhode Island	4	1,788,707.80	0.18%	7.557	357	78.39	734
South Carolina	7	2,741,131.96	0.28%	7.591	356	81.02	719
Tennessee	4	2,228,714.31	0.23%	7.899	357	82.53	741
Texas	9	1,561,054.33	0.16%	8.002	357	86.75	743
Utah	20	6,709,942.91	0.68%	7.418	357	81.85	737
Virginia	47	17,394,652.67	1.76%	7.659	357	78.57	712
Washington	85	28,460,974.00	2.88%	7.519	360	79.50	720
Wisconsin	2	532,270.84	0.05%	7.762	356	75.70	717
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	1,216	481,572,916.07	48.76%	7.731	357	78.22	710
2.500 - 2.999	308	141,101,583.61	14.29%	7.276	389	73.30	733
3.000 - 3.499	660	299,785,382.80	30.35%	7.649	384	72.67	721
3.500 - 3.999	53	29,681,544.95	3.01%	7.894	358	79.09	707
4.000 - 4.499	92	31,095,642.26	3.15%	8.368	357	91.81	711
4.500 - 4.999	13	4,437,585.65	0.45%	8.704	364	95.77	699
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	1,136	450,921,682.75	45.65%	7.714	357	78.14	710
2.500 - 2.999	324	147,496,715.61	14.93%	7.292	388	73.57	734
3.000 - 3.499	704	317,762,115.23	32.17%	7.678	382	73.08	720
3.500 - 3.999	56	30,611,147.17	3.10%	7.860	358	78.93	708
4.000 - 4.499	95	32,551,839.68	3.30%	8.313	357	91.21	711
4.500 - 4.999	14	4,799,350.31	0.49%	8.642	363	94.58	698
5.500 - 5.999	1	140,275.57	0.01%	7.750	357	80.00	651
6.000 - 6.499	6	1,821,410.35	0.18%	8.065	357	78.57	675
6.500 - 6.999	3	453,318.67	0.05%	8.250	357	78.03	659
8.000 - 8.499	1	424,000.00	0.04%	8.375	358	80.00	720
8.500 - 8.999	2	692,800.00	0.07%	8.691	358	80.00	720
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
8.000 - 8.499	1	257,525.95	0.03%	8.000	356	80.00	694
9.000 - 9.499	1	501,767.12	0.05%	7.875	477	78.95	801
9.500 - 9.999	393	146,129,061.55	14.80%	7.717	375	77.99	699
10.000 -10.499	2	564,847.40	0.06%	8.334	407	80.00	694
10.500 -10.999	6	2,429,113.39	0.25%	8.573	398	74.26	703
11.000 -11.499	6	1,977,500.00	0.20%	6.208	391	75.43	740
11.500 -11.999	157	64,734,162.87	6.55%	6.794	379	71.52	741
12.000 -12.499	316	139,384,489.61	14.11%	7.229	377	73.49	729
12.500 -12.999	1,076	468,523,449.15	47.44%	7.721	365	76.61	718
13.000 -13.499	365	155,108,055.99	15.70%	8.192	366	78.67	706
13.500 -13.999	17	7,245,902.40	0.73%	8.548	423	77.02	720
14.000 -14.499	1	396,000.00	0.04%	9.125	358	80.00	668
15.000 -15.499	1	422,779.91	0.04%	7.250	356	80.00	692
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.000	1,193	493,793,682.73	50.00%	7.742	373	76.08	712
1.000	1,149	493,880,972.61	50.00%	7.599	366	76.65	721
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Periodic Pymt Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.000	1,395	609,306,625.90	61.69%	7.659	366	76.45	720
7.500	947	378,368,029.44	38.31%	7.689	376	76.23	711
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Negative Amortization Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Neg Amort Limit: 110-114.9	290	123,725,900.64	12.53%	7.460	358	76.20	714
Neg Amort Limit: 115-119.9	1,339	537,768,238.35	54.45%	7.712	365	78.03	715
Neg Amort Limit: 120-124.9	713	326,180,516.35	33.03%	7.681	382	73.69	721
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
03/01/07	1	708,577.59	0.07%	9.928	358	80.00	640
04/01/07	6	1,880,301.02	0.19%	8.572	424	78.21	701
07/01/11	7	2,144,503.94	0.22%	7.183	352	73.80	730
08/01/11	14	6,606,015.29	0.67%	7.828	353	80.09	740
09/01/11	49	19,958,559.73	2.02%	8.118	354	77.11	707
10/01/11	87	31,062,827.15	3.15%	7.799	361	78.74	703
11/01/11	509	214,930,701.32	21.76%	7.678	369	77.38	712
12/01/11	999	422,797,762.61	42.81%	7.638	372	75.28	720
01/01/12	620	268,363,194.28	27.17%	7.658	370	76.72	717
02/01/12	46	17,901,100.00	1.81%	7.640	359	79.17	723
12/01/13	2	687,687.41	0.07%	7.580	357	70.62	726
12/01/16	1	300,425.00	0.03%	6.500	357	28.30	812
01/01/17	1	333,000.00	0.03%	7.500	358	77.62	711
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
09/01/07	1	493,130.80	0.05%	7.432	353	80.00	740
11/01/07	2	1,709,145.03	0.17%	7.750	355	75.61	764
12/01/07	1	610,949.16	0.06%	6.875	476	79.09	755
01/01/08	4	1,408,750.00	0.14%	7.759	357	77.97	688
02/01/08	1	415,000.00	0.04%	7.625	478	57.24	747
08/01/11	7	2,144,503.94	0.22%	7.183	352	73.80	730
09/01/11	13	6,112,884.49	0.62%	7.860	353	80.10	740
10/01/11	49	19,958,559.73	2.02%	8.118	354	77.11	707
11/01/11	84	29,050,991.65	2.94%	7.803	361	78.82	700
12/01/11	510	214,843,042.63	21.75%	7.679	368	77.34	712
01/01/12	994	421,168,412.61	42.64%	7.638	372	75.30	720
02/01/12	625	270,106,672.89	27.35%	7.670	371	76.77	716
02/02/12	1	430,400.00	0.04%	8.125	358	80.00	754
03/01/12	46	17,901,100.00	1.81%	7.640	359	79.17	723
01/01/14	2	687,687.41	0.07%	7.580	357	70.62	726
01/01/17	1	300,425.00	0.03%	6.500	357	28.30	812
02/01/17	1	333,000.00	0.03%	7.500	358	77.62	711
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1	708,577.59	0.07%	9.928	358	80.00	640
1	6	1,880,301.02	0.19%	8.572	424	78.21	701
52	7	2,144,503.94	0.22%	7.183	352	73.80	730
53	14	6,606,015.29	0.67%	7.828	353	80.09	740
54	49	19,958,559.73	2.02%	8.118	354	77.11	707
55	87	31,062,827.15	3.15%	7.799	361	78.74	703
56	509	214,930,701.32	21.76%	7.678	369	77.38	712
57	999	422,797,762.61	42.81%	7.638	372	75.28	720
58	620	268,363,194.28	27.17%	7.658	370	76.72	717
59	46	17,901,100.00	1.81%	7.640	359	79.17	723
81	2	687,687.41	0.07%	7.580	357	70.62	726
117	1	300,425.00	0.03%	6.500	357	28.30	812
118	1	333,000.00	0.03%	7.500	358	77.62	711
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Months to Next Payment Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
6	1	493,130.80	0.05%	7.432	353	80.00	740
8	2	1,709,145.03	0.17%	7.750	355	75.61	764
9	1	610,949.16	0.06%	6.875	476	79.09	755
10	4	1,408,750.00	0.14%	7.759	357	77.97	688
11	1	415,000.00	0.04%	7.625	478	57.24	747
53	7	2,144,503.94	0.22%	7.183	352	73.80	730
54	13	6,112,884.49	0.62%	7.860	353	80.10	740
55	49	19,958,559.73	2.02%	8.118	354	77.11	707
56	84	29,050,991.65	2.94%	7.803	361	78.82	700
57	510	214,843,042.63	21.75%	7.679	368	77.34	712
58	994	421,168,412.61	42.64%	7.638	372	75.30	720
59	626	270,537,072.89	27.39%	7.671	371	76.77	716
60	46	17,901,100.00	1.81%	7.640	359	79.17	723
82	2	687,687.41	0.07%	7.580	357	70.62	726
118	1	300,425.00	0.03%	6.500	357	28.30	812
119	1	333,000.00	0.03%	7.500	358	77.62	711
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Months in Teaser	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	7	2,588,878.61	0.26%	8.943	406	78.70	684
52	7	2,144,503.94	0.22%	7.183	352	73.80	730
53	14	6,606,015.29	0.67%	7.828	353	80.09	740
54	49	19,958,559.73	2.02%	8.118	354	77.11	707
55	87	31,062,827.15	3.15%	7.799	361	78.74	703
56	509	214,930,701.32	21.76%	7.678	369	77.38	712
57	999	422,797,762.61	42.81%	7.638	372	75.28	720
58	620	268,363,194.28	27.17%	7.658	370	76.72	717
59	46	17,901,100.00	1.81%	7.640	359	79.17	723
81	2	687,687.41	0.07%	7.580	357	70.62	726
117	1	300,425.00	0.03%	6.500	357	28.30	812
118	1	333,000.00	0.03%	7.500	358	77.62	711
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	152	64,839,274.53	6.56%	7.720	437	69.35	725
36	2	687,687.41	0.07%	7.580	357	70.62	726
60	2,188	922,147,693.40	93.37%	7.667	365	76.86	716
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Prepay Penalty Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	455	191,167,053.85	19.36%	7.548	360	77.61	722
7	115	53,712,788.15	5.44%	8.057	357	78.62	715
12	408	194,432,840.95	19.69%	7.417	377	74.90	723
24	154	72,480,862.47	7.34%	7.756	369	76.46	715
36	1,210	475,881,109.92	48.18%	7.767	372	76.20	712
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Initial Rate Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	7	2,588,878.61	0.26%	8.943	406	78.70	684
60	2,331	983,764,664.32	99.60%	7.668	370	76.38	717
84	2	687,687.41	0.07%	7.580	357	70.62	726
120	2	633,425.00	0.06%	7.026	358	54.23	759
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Subseq Rate Adj Freq	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	1,094	449,074,431.43	45.47%	7.703	375	75.85	711
6	1,248	538,600,223.91	54.53%	7.643	366	76.79	721
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Initial Min Pymt Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
12	9	4,636,974.99	0.47%	7.593	382	75.61	736
60	2,329	981,716,567.94	99.40%	7.671	370	76.39	716
84	2	687,687.41	0.07%	7.580	357	70.62	726
120	2	633,425.00	0.06%	7.026	358	54.23	759
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Delinquency Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Current	2,334	981,668,478.29	99.39%	7.671	369	76.41	717
Delq: 30 Days	8	6,006,177.05	0.61%	7.581	461	69.95	715
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	77	32,066,672.66	3.25%	7.743	377	75.16	713
20.01 -25.00	90	32,803,116.16	3.32%	7.577	367	74.18	717
25.01 -30.00	177	76,007,516.26	7.70%	7.665	368	73.04	715
30.01 -35.00	344	143,722,623.19	14.55%	7.505	371	74.17	716
35.01 -40.00	513	215,804,864.91	21.85%	7.565	382	76.16	720
40.01 -45.00	391	159,422,249.68	16.14%	7.576	371	77.67	713
45.01 -50.00	70	28,676,179.41	2.90%	7.637	364	79.17	717
50.01 -55.00	18	8,215,398.68	0.83%	7.591	366	83.24	720
55.01 -60.00	2	666,855.27	0.07%	7.843	357	73.36	664
60.01+	1	769,049.31	0.08%	7.625	477	73.00	713
None	659	289,520,129.81	29.31%	7.892	360	77.69	717
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Times 30 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,334	981,668,478.29	99.39%	7.671	369	76.41	717
1	8	6,006,177.05	0.61%	7.581	461	69.95	715
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Times 60 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,342	987,674,655.34	100.00%	7.670	370	76.37	717
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Times 90 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	2,342	987,674,655.34	100.00%	7.670	370	76.37	717
Total	2,342	987,674,655.34	100.00%	7.670	370	76.37	717

Group 1 Initial Mortgage Loans
As of the Cut-Off Date

		Minimum	Maximum
Scheduled Principal Balance	$293,992,399	$53,244	$750,000
Average Scheduled Principal Balance	$287,664
Number of Mortgage Loans	1,022

Weighted Average Gross Coupon	7.655%	5.875%	9.250%
Weighted Average FICO Score	711	620	829
Weighted Average Original LTV	75.38%	17.70%	100.00%
Weighted Average Total LTV (Including Silent 2nd)	79.06%	17.70%	100.00%

Weighted Average Original Term	373 months	360 months	480 months
Weighted Average Stated Remaining Term	370 months	352 months	478 months
Weighted Average Seasoning	3 months	1 months	8 months

Weighted Average Gross Margin	2.813%	2.250%	4.500%
Weighted Average Minimum Interest Rate	2.852%	2.250%	6.550%
Weighted Average Maximum Interest Rate	12.150%	8.000%	13.500%
Weighted Average Periodic Rate Cap	1.0%	1.0%	1.0%
Weighted Average Periodic Pymt Cap	7.5%	7.5%	7.5%
Weighted Average Negative Amortization Limit	116	110	120
Weighted Average Months to Roll	57 months	1 months	118 months

Maturity Date		July 1, 2036	January 1, 2047
Maximum Zip Code Concentration	0.90%	94565

ARM	100.00%	Cash Out Refinance	63.11%
		Purchase	5.89%
Negam 10/6 MO LIBOR	0.22%	Rate/Term Refinance	31.01%
Negam 5/1 MO LIBOR IO Yr 5-10	1.40%
Negam 5/1 MO MTA	8.92%	Condominium	11.41%
Negam 5/1 MO MTA IO Yr 5-10	49.05%	Cooperative	0.23%
Negam 5/6 MO LIBOR IO Yr 5-10	40.27%	Planned Unit Development	15.76%
Negam 7/6 MO LIBOR IO Yr 8-10	0.14%	Single Family	63.95%
		Townhouse	0.62%
Interest Only	90.86%	Two-to-Four Family	8.03%
Not Interest Only	9.14%
		Investor	13.47%
Hybrid	100.00%	Primary	82.90%
		Second Home	3.63%
Prepay Penalty: 0 months	17.78%
Prepay Penalty: 7 months	2.07%	Top 5 States:
Prepay Penalty: 12 months	16.96%	California	57.59%
Prepay Penalty: 24 months	8.46%	Arizona	5.42%
Prepay Penalty: 36 months	54.73%	Florida	5.31%
		Washington	3.88%
First Lien	100.00%	Nevada	2.89%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
50,000.01 - 100,000.00	13	1,001,059.49	0.34%	7.768	357	64.34	722
100,000.01 - 150,000.00	59	7,407,430.56	2.52%	7.831	363	73.28	712
150,000.01 - 200,000.00	132	23,388,726.30	7.96%	7.651	363	73.14	716
200,000.01 - 250,000.00	166	37,310,891.80	12.69%	7.654	367	75.38	712
250,000.01 - 300,000.00	181	49,911,709.16	16.98%	7.674	365	76.00	703
300,000.01 - 350,000.00	182	59,214,688.60	20.14%	7.700	373	76.17	704
350,000.01 - 400,000.00	169	63,475,951.86	21.59%	7.604	372	75.33	714
400,000.01 - 450,000.00	93	38,308,781.96	13.03%	7.608	371	76.33	717
450,000.01 - 500,000.00	14	6,659,034.62	2.27%	7.829	374	75.77	723
500,000.01 - 550,000.00	6	3,065,251.27	1.04%	7.535	416	71.56	731
550,000.01 - 600,000.00	5	2,868,963.67	0.98%	7.527	382	75.50	696
600,000.01 - 650,000.00	1	629,910.00	0.21%	7.625	358	69.99	679
700,000.01 - 750,000.00	1	750,000.00	0.26%	7.375	357	50.00	775
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
5.500 - 5.999	1	405,082.18	0.14%	5.875	356	53.88	811
6.000 - 6.499	3	724,750.00	0.25%	6.171	358	67.54	713
6.500 - 6.999	108	30,976,486.30	10.54%	6.770	371	69.26	728
7.000 - 7.499	227	68,149,205.88	23.18%	7.231	367	71.85	716
7.500 - 7.999	373	108,560,553.27	36.93%	7.704	372	76.07	712
8.000 - 8.499	242	66,546,068.76	22.64%	8.160	368	78.85	699
8.500 - 8.999	59	15,921,574.91	5.42%	8.620	376	82.59	696
9.000 - 9.499	9	2,708,677.99	0.92%	9.100	357	84.20	695
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	19	5,075,513.93	1.73%	8.043	356	83.58	621
625-649	73	19,895,947.20	6.77%	7.849	358	77.65	639
650-674	151	43,225,101.46	14.70%	7.804	357	76.98	664
675-699	202	60,260,270.28	20.50%	7.609	368	75.28	687
700-724	209	61,212,435.99	20.82%	7.683	380	75.89	711
725-749	134	37,853,976.01	12.88%	7.615	379	75.84	737
750-774	112	32,982,157.92	11.22%	7.601	371	75.48	761
775-799	87	24,435,025.58	8.31%	7.455	366	70.68	785
800+	35	9,051,970.92	3.08%	7.326	382	65.82	808
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	56	12,415,177.65	4.22%	7.354	381	41.00	743
50.00- 54.99	26	7,287,065.47	2.48%	7.364	378	52.10	735
55.00- 59.99	35	10,316,087.79	3.51%	7.372	378	57.66	714
60.00- 64.99	50	15,081,141.77	5.13%	7.304	378	62.34	718
65.00- 69.99	57	16,191,807.85	5.51%	7.528	389	67.78	707
70.00- 74.99	79	23,011,639.06	7.83%	7.486	367	72.17	716
75.00- 79.99	198	56,952,766.54	19.37%	7.622	372	77.40	714
80.00	395	120,409,997.80	40.96%	7.727	367	80.00	705
80.01- 84.99	11	2,658,009.56	0.90%	7.883	357	83.82	706
85.00- 89.99	28	7,481,823.26	2.54%	7.981	356	87.30	695
90.00- 94.99	59	15,093,467.09	5.13%	8.011	356	90.60	706
95.00- 99.99	11	2,798,572.87	0.95%	8.280	356	95.00	688
100.00	17	4,294,842.58	1.46%	8.399	357	100.00	709
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
LTV <= 80	896	261,665,683.93	89.00%	7.604	371	73.46	712
LTV > 80 GEMICO	3	883,827.24	0.30%	7.630	356	88.39	661
LTV > 80 MGIC	30	7,364,738.47	2.51%	8.188	357	92.89	712
LTV > 80 PMI	7	2,144,678.09	0.73%	8.028	355	89.04	661
LTV > 80 Radian	6	1,437,860.35	0.49%	8.155	355	90.23	661
LTV > 80 Republic NC	16	3,940,385.26	1.34%	8.172	355	88.32	685
LTV > 80 Triad Guaranty Ins. Co.	55	14,485,449.62	4.93%	8.003	357	91.35	716
LTV > 80 United Guaranty	9	2,069,776.33	0.70%	8.075	356	89.13	693
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	55	12,234,727.65	4.16%	7.353	381	41.07	743
50.00- 54.99	25	7,014,385.47	2.39%	7.388	379	52.16	736
55.00- 59.99	36	10,496,537.79	3.57%	7.372	378	57.29	714
60.00- 64.99	49	14,905,203.01	5.07%	7.309	378	62.34	719
65.00- 69.99	52	15,046,374.52	5.12%	7.515	391	67.35	708
70.00- 74.99	72	20,829,201.60	7.08%	7.458	366	72.08	719
75.00- 79.99	158	45,811,503.83	15.58%	7.619	373	77.11	714
80.00	169	48,148,610.22	16.38%	7.602	367	79.93	717
80.01- 84.99	24	7,008,531.52	2.38%	7.789	368	80.40	691
85.00- 89.99	79	21,880,252.95	7.44%	7.790	368	81.77	703
90.00- 94.99	192	57,122,402.95	19.43%	7.880	363	82.69	700
95.00- 99.99	67	20,705,128.66	7.04%	7.820	367	81.32	693
100.00	44	12,789,539.12	4.35%	7.966	357	86.57	714
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	922	262,063,463.51	89.14%	7.650	357	75.98	709
480	100	31,928,935.78	10.86%	7.699	477	70.48	728
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	922	262,063,463.51	89.14%	7.650	357	75.98	709
361+	100	31,928,935.78	10.86%	7.699	477	70.48	728
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam 10/6 MO LIBOR	2	633,425.00	0.22%	7.026	358	54.23	759
Negam 5/1 MO LIBOR IO Yr 5-10	17	4,124,080.47	1.40%	7.915	356	83.65	679
Negam 5/1 MO MTA	87	26,223,833.96	8.92%	7.898	430	67.74	723
Negam 5/1 MO MTA IO Yr 5-10	529	144,209,686.07	49.05%	7.726	360	77.16	703
Negam 5/6 MO LIBOR IO Yr 5-10	386	118,384,373.79	40.27%	7.509	369	74.72	719
Negam 7/6 MO LIBOR IO Yr 8-10	1	417,000.00	0.14%	7.875	357	77.94	681
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Index	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1 MO LIBOR	17	4,124,080.47	1.40%	7.915	356	83.65	679
6 MO LIBOR	389	119,434,798.79	40.63%	7.507	369	74.63	719
MTA	616	170,433,520.03	57.97%	7.752	371	75.71	706
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: 0 months	189	52,269,245.04	17.78%	7.521	361	78.07	710
Prepay Penalty: 7 months	19	6,094,596.50	2.07%	7.837	357	76.70	705
Prepay Penalty: 12 months	160	49,847,170.87	16.96%	7.395	367	75.35	709
Prepay Penalty: 24 months	83	24,870,924.32	8.46%	7.704	372	76.05	717
Prepay Penalty: 36 months	571	160,910,462.56	54.73%	7.765	374	74.37	711
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alternative Documentation	1	336,000.00	0.11%	7.500	359	80.00	662
Full Documentation	206	52,190,026.11	17.75%	7.528	365	78.71	709
Limited Documentation	1	364,000.00	0.12%	7.875	358	80.00	666
NINA	11	3,474,298.03	1.18%	8.274	441	65.35	736
NIVA	256	80,616,892.54	27.42%	7.580	374	74.76	718
No Documentation	23	6,592,077.73	2.24%	7.955	376	72.72	729
SISA	36	9,850,850.32	3.35%	7.703	409	67.08	714
SIVA	488	140,568,254.56	47.81%	7.712	365	75.44	706
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	643	185,527,029.58	63.11%	7.597	372	72.52	713
Purchase	71	17,308,953.34	5.89%	7.891	368	86.49	732
Rate/Term Refinance	308	91,156,416.37	31.01%	7.729	367	79.09	703
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	128	33,539,845.97	11.41%	7.694	375	77.41	713
Cooperative	6	684,236.33	0.23%	7.414	357	64.54	702
Planned Unit Development	168	46,338,416.83	15.76%	7.598	361	78.01	720
Single Family	654	187,998,154.64	63.95%	7.641	371	74.81	708
Townhouse	7	1,821,017.81	0.62%	8.331	357	77.31	694
Two-to-Four Family	59	23,610,727.71	8.03%	7.775	376	72.03	714
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	148	39,600,930.30	13.47%	7.707	375	73.59	724
Primary	836	243,726,206.75	82.90%	7.647	369	75.43	708
Second Home	38	10,665,262.24	3.63%	7.642	363	80.99	736
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	4	775,107.62	0.26%	8.141	357	94.26	729
Arizona	63	15,945,072.77	5.42%	7.623	359	79.84	713
California	521	169,321,439.54	57.59%	7.631	379	73.06	714
Colorado	19	3,970,711.46	1.35%	7.722	357	81.30	716
Connecticut	6	937,491.52	0.32%	7.552	357	67.12	692
Delaware	1	330,088.96	0.11%	7.750	356	82.00	753
District of Columbia	7	1,947,474.56	0.66%	7.277	357	59.52	682
Florida	71	15,604,243.78	5.31%	7.889	356	78.83	699
Georgia	14	3,045,545.31	1.04%	7.830	356	83.46	706
Hawaii	9	3,174,827.16	1.08%	7.610	357	78.49	680
Idaho	4	610,469.96	0.21%	7.881	357	85.00	748
Illinois	19	4,938,941.42	1.68%	7.925	356	82.17	684
Indiana	4	1,043,656.54	0.35%	8.092	355	83.29	700
Kansas	1	177,452.20	0.06%	8.125	357	89.85	711
Louisiana	1	229,477.85	0.08%	7.625	358	80.00	642
Maryland	25	6,880,625.19	2.34%	7.537	356	76.71	702
Massachusetts	8	2,154,998.36	0.73%	7.769	356	77.49	671
Michigan	8	1,301,315.46	0.44%	7.728	356	80.55	686
Minnesota	16	4,362,731.17	1.48%	7.968	356	81.94	703
Missouri	5	673,529.77	0.23%	8.237	356	81.68	712
Montana	1	304,567.61	0.10%	7.000	352	75.00	766
Nevada	35	8,481,937.26	2.89%	7.845	357	78.41	705
New Hampshire	1	226,128.10	0.08%	6.625	357	83.33	806
New Jersey	27	7,633,534.61	2.60%	7.862	356	80.27	679
New Mexico	9	1,725,436.18	0.59%	7.108	368	81.76	730
New York	16	5,172,284.29	1.76%	7.641	356	68.32	704
North Carolina	9	3,065,867.63	1.04%	7.376	357	78.26	753
Ohio	4	738,468.80	0.25%	7.788	356	84.66	674
Oregon	18	4,322,126.71	1.47%	7.360	363	76.92	737
Pennsylvania	5	986,628.42	0.34%	7.709	356	78.25	708
Rhode Island	3	999,315.47	0.34%	7.503	357	81.07	727
South Carolina	2	347,913.26	0.12%	7.058	356	76.69	717
Tennessee	3	617,942.47	0.21%	7.571	358	89.11	703
Texas	4	638,469.45	0.22%	8.615	357	94.63	727
Utah	12	2,427,984.56	0.83%	7.384	357	78.55	738
Virginia	25	7,429,682.52	2.53%	7.612	357	75.52	720
Washington	41	11,395,667.65	3.88%	7.524	364	77.94	717
Wisconsin	1	53,243.70	0.02%	6.750	357	37.06	800
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	435	126,979,007.52	43.19%	7.647	357	77.13	700
2.500 - 2.999	137	41,115,613.93	13.99%	7.398	391	72.36	730
3.000 - 3.499	366	104,029,869.18	35.39%	7.670	380	71.22	716
3.500 - 3.999	34	8,641,132.21	2.94%	7.822	362	85.25	728
4.000 - 4.499	42	10,989,463.62	3.74%	8.300	357	93.08	703
4.500 - 4.999	8	2,237,312.83	0.76%	8.373	357	100.00	713
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	414	121,365,296.65	41.28%	7.639	357	77.09	700
2.500 - 2.999	141	42,316,213.93	14.39%	7.406	390	72.53	731
3.000 - 3.499	371	105,560,332.16	35.91%	7.674	380	71.33	716
3.500 - 3.999	35	8,994,262.84	3.06%	7.780	361	84.42	728
4.000 - 4.499	43	11,373,922.37	3.87%	8.260	357	92.42	702
4.500 - 4.999	9	2,599,077.49	0.88%	8.303	357	97.22	710
5.500 - 5.999	1	140,275.57	0.05%	7.750	357	80.00	651
6.000 - 6.499	5	1,189,699.61	0.40%	8.100	357	80.69	674
6.500 - 6.999	3	453,318.67	0.15%	8.250	357	78.03	659
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
8.000 - 8.499	1	257,525.95	0.09%	8.000	356	80.00	694
9.000 - 9.499	1	501,767.12	0.17%	7.875	477	78.95	801
9.500 - 9.999	207	57,053,752.42	19.41%	7.873	363	79.05	683
10.000 -10.499	1	335,435.66	0.11%	7.583	358	80.00	720
10.500 -10.999	4	1,246,200.17	0.42%	7.895	390	70.71	722
11.000 -11.499	3	724,750.00	0.25%	6.171	358	67.54	713
11.500 -11.999	68	19,842,191.95	6.75%	6.778	379	68.79	735
12.000 -12.499	119	37,507,868.18	12.76%	7.247	374	70.39	723
12.500 -12.999	518	145,909,908.79	49.63%	7.684	366	76.09	714
13.000 -13.499	91	27,062,200.25	9.21%	8.160	383	75.67	710
13.500 -13.999	9	3,550,798.80	1.21%	8.500	434	76.48	734
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.000	659	182,857,176.01	62.20%	7.776	370	76.02	706
1.000	363	111,135,223.28	37.80%	7.457	370	74.33	719
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Periodic Pymt Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.000	595	169,049,454.49	57.50%	7.610	366	75.59	717
7.500	427	124,942,944.80	42.50%	7.716	374	75.10	703
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Negative Amortization Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Neg Amort Limit: 110-114.9	126	40,009,285.40	13.61%	7.372	358	73.89	715
Neg Amort Limit: 115-119.9	501	142,940,124.92	48.62%	7.696	367	77.65	705
Neg Amort Limit: 120-124.9	395	111,042,988.97	37.77%	7.704	378	72.99	717
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
04/01/07	4	1,176,553.65	0.40%	8.501	392	79.15	690
07/01/11	7	2,144,503.94	0.73%	7.183	352	73.80	730
08/01/11	6	1,633,235.46	0.56%	7.933	353	78.68	722
09/01/11	26	6,392,293.66	2.17%	8.197	354	78.68	677
10/01/11	59	16,879,041.14	5.74%	7.910	355	78.66	687
11/01/11	239	65,439,133.89	22.26%	7.658	361	76.63	705
12/01/11	435	128,583,907.27	43.74%	7.640	376	74.08	715
01/01/12	230	67,023,005.28	22.80%	7.571	373	75.41	717
02/01/12	13	3,670,300.00	1.25%	7.500	359	78.87	714
12/01/13	1	417,000.00	0.14%	7.875	357	77.94	681
12/01/16	1	300,425.00	0.10%	6.500	357	28.30	812
01/01/17	1	333,000.00	0.11%	7.500	358	77.62	711
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
11/01/07	1	341,892.38	0.12%	8.250	355	79.99	706
01/01/08	3	908,750.00	0.31%	7.902	357	78.75	685
02/01/08	1	415,000.00	0.14%	7.625	478	57.24	747
08/01/11	7	2,144,503.94	0.73%	7.183	352	73.80	730
09/01/11	6	1,633,235.46	0.56%	7.933	353	78.68	722
10/01/11	26	6,392,293.66	2.17%	8.197	354	78.68	677
11/01/11	57	16,234,458.29	5.52%	7.906	355	78.44	687
12/01/11	241	65,962,424.36	22.44%	7.655	361	76.53	705
01/01/12	431	127,454,557.27	43.35%	7.640	376	74.12	715
02/01/12	233	67,784,558.93	23.06%	7.586	373	75.59	716
03/01/12	13	3,670,300.00	1.25%	7.500	359	78.87	714
01/01/14	1	417,000.00	0.14%	7.875	357	77.94	681
01/01/17	1	300,425.00	0.10%	6.500	357	28.30	812
02/01/17	1	333,000.00	0.11%	7.500	358	77.62	711
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	4	1,176,553.65	0.40%	8.501	392	79.15	690
52	7	2,144,503.94	0.73%	7.183	352	73.80	730
53	6	1,633,235.46	0.56%	7.933	353	78.68	722
54	26	6,392,293.66	2.17%	8.197	354	78.68	677
55	59	16,879,041.14	5.74%	7.910	355	78.66	687
56	239	65,439,133.89	22.26%	7.658	361	76.63	705
57	435	128,583,907.27	43.74%	7.640	376	74.08	715
58	230	67,023,005.28	22.80%	7.571	373	75.41	717
59	13	3,670,300.00	1.25%	7.500	359	78.87	714
81	1	417,000.00	0.14%	7.875	357	77.94	681
117	1	300,425.00	0.10%	6.500	357	28.30	812
118	1	333,000.00	0.11%	7.500	358	77.62	711
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Months to Next Payment Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
8	1	341,892.38	0.12%	8.250	355	79.99	706
10	3	908,750.00	0.31%	7.902	357	78.75	685
11	1	415,000.00	0.14%	7.625	478	57.24	747
53	7	2,144,503.94	0.73%	7.183	352	73.80	730
54	6	1,633,235.46	0.56%	7.933	353	78.68	722
55	26	6,392,293.66	2.17%	8.197	354	78.68	677
56	57	16,234,458.29	5.52%	7.906	355	78.44	687
57	241	65,962,424.36	22.44%	7.655	361	76.53	705
58	431	127,454,557.27	43.35%	7.640	376	74.12	715
59	233	67,784,558.93	23.06%	7.586	373	75.59	716
60	13	3,670,300.00	1.25%	7.500	359	78.87	714
82	1	417,000.00	0.14%	7.875	357	77.94	681
118	1	300,425.00	0.10%	6.500	357	28.30	812
119	1	333,000.00	0.11%	7.500	358	77.62	711
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Months in Teaser	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	4	1,176,553.65	0.40%	8.501	392	79.15	690
52	7	2,144,503.94	0.73%	7.183	352	73.80	730
53	6	1,633,235.46	0.56%	7.933	353	78.68	722
54	26	6,392,293.66	2.17%	8.197	354	78.68	677
55	59	16,879,041.14	5.74%	7.910	355	78.66	687
56	239	65,439,133.89	22.26%	7.658	361	76.63	705
57	435	128,583,907.27	43.74%	7.640	376	74.08	715
58	230	67,023,005.28	22.80%	7.571	373	75.41	717
59	13	3,670,300.00	1.25%	7.500	359	78.87	714
81	1	417,000.00	0.14%	7.875	357	77.94	681
117	1	300,425.00	0.10%	6.500	357	28.30	812
118	1	333,000.00	0.11%	7.500	358	77.62	711
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	89	26,857,258.96	9.14%	7.878	429	67.42	724
36	1	417,000.00	0.14%	7.875	357	77.94	681
60	932	266,718,140.33	90.72%	7.632	364	76.18	710
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Prepay Penalty Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	189	52,269,245.04	17.78%	7.521	361	78.07	710
7	19	6,094,596.50	2.07%	7.837	357	76.70	705
12	160	49,847,170.87	16.96%	7.395	367	75.35	709
24	83	24,870,924.32	8.46%	7.704	372	76.05	717
36	571	160,910,462.56	54.73%	7.765	374	74.37	711
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Initial Rate Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	4	1,176,553.65	0.40%	8.501	392	79.15	690
60	1,015	291,765,420.64	99.24%	7.653	370	75.41	711
84	1	417,000.00	0.14%	7.875	357	77.94	681
120	2	633,425.00	0.22%	7.026	358	54.23	759
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Subseq Rate Adj Freq	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	633	174,557,600.50	59.37%	7.756	370	75.90	706
6	389	119,434,798.79	40.63%	7.507	369	74.63	719
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Initial Min Pymt Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
12	5	1,665,642.38	0.57%	7.904	387	73.64	705
60	1,014	291,276,331.91	99.08%	7.655	370	75.43	711
84	1	417,000.00	0.14%	7.875	357	77.94	681
120	2	633,425.00	0.22%	7.026	358	54.23	759
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Delinquency Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Current	1,021	293,790,947.93	99.93%	7.655	370	75.40	711
Delq: 30 Days	1	201,451.36	0.07%	7.375	476	50.00	750
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	49	12,909,345.23	4.39%	7.731	381	75.29	716
20.01 -25.00	55	13,828,912.87	4.70%	7.651	361	74.16	722
25.01 -30.00	109	28,733,933.47	9.77%	7.625	368	74.35	707
30.01 -35.00	182	50,852,160.45	17.30%	7.603	369	73.64	714
35.01 -40.00	253	72,962,536.05	24.82%	7.629	380	75.19	712
40.01 -45.00	175	52,474,103.75	17.85%	7.593	364	77.07	706
45.01 -50.00	39	11,066,509.43	3.76%	7.643	360	81.13	708
50.01 -55.00	10	2,671,466.61	0.91%	7.835	356	87.69	703
None	150	48,493,431.43	16.49%	7.807	364	74.67	710
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Times 30 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,021	293,790,947.93	99.93%	7.655	370	75.40	711
1	1	201,451.36	0.07%	7.375	476	50.00	750
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Times 60 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,022	293,992,399.29	100.00%	7.655	370	75.38	711
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Times 90 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,022	293,992,399.29	100.00%	7.655	370	75.38	711
Total	1,022	293,992,399.29	100.00%	7.655	370	75.38	711

Group 2 Initial Mortgage Loans
As of the Cut-Off Date
		Minimum	Maximum
Scheduled Principal Balance	$693,682,256	$69,839	$4,023,298
Average Scheduled Principal Balance	$525,517
Number of Mortgage Loans	1,320

Weighted Average Gross Coupon	7.677%	6.000%	9.928%
Weighted Average FICO Score	719	620	820
Weighted Average Original LTV	76.78%	21.70%	100.00%
Weighted Average Total LTV (Including Silent 2nd)	85.51%	26.00%	100.00%

Weighted Average Original Term	373 months	360 months	480 months
Weighted Average Stated Remaining Term	370 months	353 months	478 months
Weighted Average Seasoning	3 months	1 months	7 months

Weighted Average Gross Margin	2.716%	2.250%	4.750%
Weighted Average Minimum Interest Rate	2.760%	2.250%	8.880%
Weighted Average Maximum Interest Rate	12.365%	9.825%	15.200%
Weighted Average Periodic Rate Cap	1.0%	1.0%	1.0%
Weighted Average Periodic Pymt Cap	7.5%	7.5%	7.5%
Weighted Average Negative Amortization Limit	116	110	120
Weighted Average Months to Roll	57 months	0 months	81 months

Maturity Date		August 1, 2036	January 1, 2047
Maximum Zip Code Concentration	1.24%	94513

ARM	100.00%	Cash Out Refinance	33.68%
		Purchase	47.14%
Negam 5/1 MO LIBOR IO Yr 5-10	0.41%	Rate/Term Refinance	19.18%
Negam 5/1 MO MTA	5.48%
Negam 5/1 MO MTA IO Yr 5-10	33.69%	Condominium	7.64%
Negam 5/6 MO LIBOR IO Yr 5-10	60.39%	Cooperative	0.01%
Negam 7/6 MO LIBOR IO Yr 8-10	0.04%	Planned Unit Development	20.41%
		Single Family	68.28%
Interest Only	94.52%	Townhouse	0.22%
Not Interest Only	5.48%	Two-to-Four Family	3.45%

Hybrid	100.00%	Investor	4.89%
		Primary	93.08%
Prepay Penalty: 0 months	20.02%	Second Home	2.03%
Prepay Penalty: 7 months	6.86%
Prepay Penalty: 12 months	20.84%	Top 5 States:
Prepay Penalty: 24 months	6.86%	California	75.29%
Prepay Penalty: 36 months	45.41%	Florida	4.03%
		Arizona	2.58%
First Lien	100.00%	Washington	2.46%
		Nevada	1.69%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
50,000.01 - 100,000.00	2	154,062.66	0.02%	8.193	357	80.00	697
100,000.01 - 150,000.00	17	2,213,388.39	0.32%	7.945	357	85.72	723
150,000.01 - 200,000.00	46	8,381,515.55	1.21%	7.850	360	80.77	713
200,000.01 - 250,000.00	53	12,104,654.24	1.74%	7.840	359	81.49	713
250,000.01 - 300,000.00	82	22,594,886.75	3.26%	7.710	359	80.99	714
300,000.01 - 350,000.00	93	30,383,541.67	4.38%	7.752	360	80.64	719
350,000.01 - 400,000.00	98	36,628,738.81	5.28%	7.841	357	80.87	715
400,000.01 - 450,000.00	172	73,657,355.07	10.62%	7.729	368	79.01	712
450,000.01 - 500,000.00	214	101,349,773.39	14.61%	7.709	367	78.68	716
500,000.01 - 550,000.00	135	70,363,273.14	10.14%	7.574	380	75.65	717
550,000.01 - 600,000.00	86	49,394,971.37	7.12%	7.573	374	76.20	732
600,000.01 - 650,000.00	75	47,064,780.71	6.78%	7.576	376	77.37	728
650,000.01 - 700,000.00	52	34,764,707.89	5.01%	7.717	378	75.28	720
700,000.01 - 750,000.00	32	23,164,274.66	3.34%	7.754	372	76.92	713
750,000.01 - 800,000.00	28	21,786,528.87	3.14%	7.752	378	76.37	736
800,000.01 - 850,000.00	25	20,656,253.76	2.98%	7.392	357	74.99	724
850,000.01 - 900,000.00	18	15,871,223.14	2.29%	7.506	391	74.80	728
900,000.01 - 950,000.00	19	17,567,360.56	2.53%	7.606	376	77.70	724
950,000.01 - 1,000,000.00	15	14,682,783.97	2.12%	7.651	373	73.98	719
1,000,000.01 - 1,050,000.00	11	11,099,808.61	1.60%	7.340	379	75.45	736
1,050,000.01 - 1,100,000.00	3	3,238,195.52	0.47%	8.039	357	73.27	684
1,100,000.01 - 1,150,000.00	2	2,242,536.14	0.32%	7.438	357	72.37	680
1,150,000.01 - 1,200,000.00	6	7,077,029.79	1.02%	7.586	377	73.45	712
1,200,000.01 - 1,250,000.00	4	4,886,834.07	0.70%	7.314	357	66.29	753
1,250,000.01 - 1,300,000.00	1	1,275,000.00	0.18%	7.875	476	75.00	640
1,350,000.01 - 1,400,000.00	3	4,093,297.54	0.59%	7.666	357	76.50	719
1,400,000.01 - 1,450,000.00	2	2,831,140.47	0.41%	7.441	357	64.06	706
1,450,000.01 - 1,500,000.00	6	8,867,164.45	1.28%	7.584	397	66.54	710
1,500,000.01 - 1,550,000.00	2	3,031,835.46	0.44%	7.563	355	61.94	691
1,550,000.01 - 1,600,000.00	2	3,125,551.06	0.45%	8.567	356	67.99	712
1,600,000.01 - 1,650,000.00	3	4,872,825.51	0.70%	7.674	357	72.01	748
1,700,000.01 - 1,750,000.00	2	3,414,390.80	0.49%	8.188	354	77.50	708
1,750,000.01 - 1,800,000.00	1	1,751,829.66	0.25%	7.500	358	74.40	688
1,950,000.01 - 2,000,000.00	2	3,931,092.08	0.57%	7.563	357	71.74	683
2,000,000.01 - 2,050,000.00	1	2,011,333.82	0.29%	7.750	357	60.70	790
2,250,000.01 - 2,300,000.00	1	2,256,096.18	0.33%	8.000	356	80.00	756
2,950,000.01 - 3,000,000.00	1	2,969,770.65	0.43%	7.750	354	70.00	752
3,000,000.01+	5	17,922,449.64	2.58%	7.934	357	66.00	699
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
6.000 - 6.499	5	2,277,787.30	0.33%	6.295	386	75.32	759
6.500 - 6.999	121	62,461,854.19	9.00%	6.787	375	72.95	738
7.000 - 7.499	286	159,238,313.64	22.96%	7.225	375	74.76	728
7.500 - 7.999	456	253,195,508.67	36.50%	7.692	371	76.15	719
8.000 - 8.499	392	188,919,863.82	27.23%	8.192	363	79.74	705
8.500 - 8.999	50	22,335,977.17	3.22%	8.619	366	82.86	716
9.000 - 9.499	9	4,544,373.67	0.66%	9.212	362	83.12	719
9.500 - 9.999	1	708,577.59	0.10%	9.928	358	80.00	640
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
600-624	12	10,690,973.99	1.54%	8.131	357	73.48	621
625-649	48	24,165,513.06	3.48%	8.045	373	77.47	637
650-674	170	81,411,121.24	11.74%	7.760	370	77.21	665
675-699	251	128,307,019.96	18.50%	7.756	366	76.66	688
700-724	270	143,174,766.33	20.64%	7.683	368	77.86	712
725-749	235	124,173,151.94	17.90%	7.649	369	77.74	736
750-774	162	89,402,836.07	12.89%	7.547	376	76.62	760
775-799	131	72,154,863.54	10.40%	7.555	369	73.72	785
800+	38	19,408,862.70	2.80%	7.287	391	74.75	805
None	3	793,147.22	0.11%	7.482	357	80.00	0
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	18	11,400,988.88	1.64%	7.302	391	42.27	748
50.00- 54.99	9	5,370,858.77	0.77%	7.342	429	53.04	735
55.00- 59.99	21	16,202,361.05	2.34%	7.283	371	56.49	753
60.00- 64.99	25	20,087,503.95	2.90%	7.400	367	62.64	723
65.00- 69.99	65	48,634,292.17	7.01%	7.456	384	67.86	722
70.00- 74.99	63	53,943,761.82	7.78%	7.650	373	71.68	707
75.00- 79.99	192	112,142,395.38	16.17%	7.514	375	77.39	715
80.00	842	394,760,290.25	56.91%	7.765	366	80.00	719
80.01- 84.99	5	2,777,450.81	0.40%	7.600	357	83.32	697
85.00- 89.99	10	4,644,410.47	0.67%	7.960	357	88.80	701
90.00- 94.99	29	10,617,073.72	1.53%	8.110	360	90.38	709
95.00- 99.99	11	3,267,932.50	0.47%	7.776	366	95.00	711
100.00	30	9,832,936.28	1.42%	8.442	357	100.00	741
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

LTV Over 80	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
LTV <= 80	1,235	662,542,452.27	95.51%	7.656	370	76.02	719
LTV > 80 MGIC	35	12,161,610.99	1.75%	8.326	356	96.46	722
LTV > 80 No MI	2	617,362.57	0.09%	7.363	414	95.00	760
LTV > 80 PMI	6	1,732,456.72	0.25%	7.608	356	88.10	658
LTV > 80 Republic NC	2	630,557.89	0.09%	7.807	353	95.00	774
LTV > 80 Triad Guaranty Ins. Co.	26	10,781,644.34	1.55%	8.075	357	90.95	726
LTV > 80 United Guaranty	6	1,920,733.95	0.28%	7.631	377	90.62	672
LTV > 80 Unknown	7	2,821,691.88	0.41%	8.243	356	90.58	709
LTV > 80 Wisconsin MAC	1	473,745.44	0.07%	7.875	356	89.99	691
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Total LTV (including silent 2nd)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	17	10,889,713.88	1.57%	7.293	392	41.97	746
50.00- 54.99	7	4,472,610.99	0.64%	7.323	432	53.02	735
55.00- 59.99	20	15,727,361.05	2.27%	7.268	372	56.46	754
60.00- 64.99	22	17,145,506.59	2.47%	7.448	369	62.58	723
65.00- 69.99	61	41,690,230.24	6.01%	7.458	384	67.27	719
70.00- 74.99	52	45,018,753.98	6.49%	7.678	373	71.32	707
75.00- 79.99	112	73,282,565.47	10.56%	7.424	376	76.38	717
80.00	167	93,243,898.95	13.44%	7.578	374	79.50	724
80.01- 84.99	20	14,980,371.75	2.16%	7.469	364	76.46	719
85.00- 89.99	77	41,434,297.31	5.97%	7.506	379	79.67	720
90.00- 94.99	193	90,223,718.89	13.01%	7.739	374	80.62	706
95.00- 99.99	96	44,137,172.78	6.36%	7.857	362	80.69	707
100.00	476	201,436,054.17	29.04%	7.923	357	80.93	723
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	1,197	619,457,739.95	89.30%	7.697	357	77.23	718
480	123	74,224,516.10	10.70%	7.511	477	73.09	729
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	1,197	619,457,739.95	89.30%	7.697	357	77.23	718
361+	123	74,224,516.10	10.70%	7.511	477	73.09	729
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Negam 5/1 MO LIBOR IO Yr 5-10	9	2,867,626.50	0.41%	7.737	356	81.67	659
Negam 5/1 MO MTA	63	37,982,015.57	5.48%	7.609	443	70.72	726
Negam 5/1 MO MTA IO Yr 5-10	389	233,667,188.86	33.69%	7.679	367	76.59	713
Negam 5/6 MO LIBOR IO Yr 5-10	858	418,894,737.71	60.39%	7.682	365	77.42	722
Negam 7/6 MO LIBOR IO Yr 8-10	1	270,687.41	0.04%	7.125	357	59.34	795
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Index	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1 MO LIBOR	9	2,867,626.50	0.41%	7.737	356	81.67	659
6 MO LIBOR	859	419,165,425.12	60.43%	7.681	365	77.41	722
MTA	452	271,649,204.43	39.16%	7.669	378	75.76	715
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Prepay Penalty: 0 months	266	138,897,808.81	20.02%	7.558	360	77.44	726
Prepay Penalty: 7 months	96	47,618,191.65	6.86%	8.085	357	78.86	716
Prepay Penalty: 12 months	248	144,585,670.08	20.84%	7.424	381	74.75	728
Prepay Penalty: 24 months	71	47,609,938.15	6.86%	7.782	367	76.67	714
Prepay Penalty: 36 months	639	314,970,647.36	45.41%	7.767	371	77.14	713
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Full Documentation	122	66,455,423.40	9.58%	7.614	370	79.87	719
NINA	5	2,885,512.07	0.42%	7.574	450	67.87	759
NIVA	723	354,607,554.14	51.12%	7.730	366	77.62	721
No Documentation	17	8,592,100.82	1.24%	7.805	374	70.19	722
SISA	21	10,333,960.37	1.49%	7.713	433	71.76	736
SIVA	432	250,807,705.25	36.16%	7.614	371	75.32	715
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	370	233,639,651.43	33.68%	7.538	378	72.51	723
Purchase	748	326,983,581.94	47.14%	7.816	362	80.20	719
Rate/Term Refinance	202	133,059,022.68	19.18%	7.580	376	75.90	713
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	118	53,009,815.39	7.64%	7.849	368	77.41	711
Cooperative	1	69,839.31	0.01%	8.125	358	80.00	698
Planned Unit Development	258	141,555,492.39	20.41%	7.617	368	76.79	720
Single Family	889	473,613,997.52	68.28%	7.664	371	76.69	720
Townhouse	3	1,503,141.39	0.22%	7.490	356	80.00	758
Two-to-Four Family	51	23,929,970.05	3.45%	7.923	360	77.03	716
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	81	33,890,245.96	4.89%	7.732	380	74.46	723
Primary	1,214	645,685,237.25	93.08%	7.673	370	76.97	719
Second Home	25	14,106,772.84	2.03%	7.717	360	73.74	720
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	2	538,994.71	0.08%	8.026	356	83.70	724
Alaska	1	1,364,999.29	0.20%	7.375	358	75.00	672
Arizona	47	17,920,488.13	2.58%	7.695	357	79.29	710
California	980	522,245,620.74	75.29%	7.661	374	76.49	721
Colorado	10	6,600,588.55	0.95%	7.759	375	79.64	718
Connecticut	3	2,445,419.73	0.35%	8.016	356	79.98	748
Delaware	4	1,448,730.86	0.21%	8.500	358	95.52	720
District of Columbia	4	2,237,809.12	0.32%	7.319	357	80.51	707
Florida	51	27,981,591.34	4.03%	7.841	356	76.25	708
Georgia	6	2,583,159.10	0.37%	8.184	357	84.43	723
Hawaii	3	1,874,051.02	0.27%	7.595	358	63.22	703
Idaho	4	1,694,324.92	0.24%	7.704	369	76.78	731
Illinois	6	2,798,165.92	0.40%	7.613	356	78.26	707
Indiana	1	1,057,711.03	0.15%	8.375	358	80.00	625
Louisiana	1	257,022.50	0.04%	7.875	356	100.00	791
Maryland	16	9,205,177.95	1.33%	7.443	357	74.97	712
Massachusetts	6	2,792,911.39	0.40%	7.792	356	80.59	695
Michigan	3	1,936,834.60	0.28%	7.752	357	64.38	669
Minnesota	5	3,236,201.04	0.47%	7.862	356	77.15	721
Montana	3	1,451,343.81	0.21%	7.467	357	69.33	660
Nevada	23	11,720,904.13	1.69%	7.675	357	76.89	714
New Jersey	6	1,668,669.07	0.24%	8.326	356	82.72	672
New Mexico	3	4,199,312.03	0.61%	7.614	357	60.49	776
New York	12	10,696,484.68	1.54%	8.233	356	76.10	678
North Carolina	9	6,822,718.51	0.98%	7.437	357	72.99	705
Ohio	2	599,287.80	0.09%	7.401	357	81.33	677
Oregon	18	6,051,422.83	0.87%	7.600	357	80.47	729
Pennsylvania	4	2,745,081.51	0.40%	7.652	356	78.42	726
Rhode Island	1	789,392.33	0.11%	7.625	357	75.00	744
South Carolina	5	2,393,218.70	0.35%	7.669	355	81.65	720
Tennessee	1	1,610,771.84	0.23%	8.025	357	80.00	755
Texas	5	922,584.88	0.13%	7.578	357	81.30	754
Utah	8	4,281,958.35	0.62%	7.437	357	83.73	736
Virginia	22	9,964,970.15	1.44%	7.694	357	80.84	705
Washington	44	17,065,306.35	2.46%	7.515	357	80.55	723
Wisconsin	1	479,027.14	0.07%	7.875	356	80.00	708
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	781	354,593,908.55	51.12%	7.762	357	78.61	714
2.500 - 2.999	171	99,985,969.68	14.41%	7.225	389	73.68	735
3.000 - 3.499	294	195,755,513.62	28.22%	7.637	386	73.44	723
3.500 - 3.999	19	21,040,412.74	3.03%	7.923	357	76.56	698
4.000 - 4.499	50	20,106,178.64	2.90%	8.405	357	91.12	716
4.500 - 4.999	5	2,200,272.82	0.32%	9.042	370	91.47	685
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	722	329,556,386.10	47.51%	7.742	357	78.52	714
2.500 - 2.999	183	105,180,501.68	15.16%	7.247	387	73.99	735
3.000 - 3.499	333	212,201,783.07	30.59%	7.681	384	73.94	722
3.500 - 3.999	21	21,616,884.33	3.12%	7.893	357	76.65	700
4.000 - 4.499	52	21,177,917.31	3.05%	8.341	357	90.56	716
4.500 - 4.999	5	2,200,272.82	0.32%	9.042	370	91.47	685
6.000 - 6.499	1	631,710.74	0.09%	8.000	357	74.56	675
8.000 - 8.499	1	424,000.00	0.06%	8.375	358	80.00	720
8.500 - 8.999	2	692,800.00	0.10%	8.691	358	80.00	720
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
9.500 - 9.999	186	89,075,309.13	12.84%	7.617	383	77.30	709
10.000 -10.499	1	229,411.74	0.03%	9.433	478	80.00	656
10.500 -10.999	2	1,182,913.22	0.17%	9.288	406	78.00	683
11.000 -11.499	3	1,252,750.00	0.18%	6.229	411	79.99	756
11.500 -11.999	89	44,891,970.92	6.47%	6.801	379	72.73	744
12.000 -12.499	197	101,876,621.43	14.69%	7.223	377	74.63	731
12.500 -12.999	558	322,613,540.36	46.51%	7.738	365	76.85	720
13.000 -13.499	274	128,045,855.74	18.46%	8.198	363	79.31	705
13.500 -13.999	8	3,695,103.60	0.53%	8.595	413	77.55	707
14.000 -14.499	1	396,000.00	0.06%	9.125	358	80.00	668
15.000 -15.499	1	422,779.91	0.06%	7.250	356	80.00	692
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.000	534	310,936,506.72	44.82%	7.723	375	76.12	716
1.000	786	382,745,749.33	55.18%	7.640	366	77.32	722
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Periodic Pymt Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.000	800	440,257,171.41	63.47%	7.678	366	76.78	722
7.500	520	253,425,084.64	36.53%	7.675	377	76.79	715
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Negative Amortization Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Neg Amort Limit: 110-114.9	164	83,716,615.24	12.07%	7.501	358	77.30	714
Neg Amort Limit: 115-119.9	838	394,828,113.43	56.92%	7.718	365	78.16	718
Neg Amort Limit: 120-124.9	318	215,137,527.38	31.01%	7.670	383	74.06	722
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
03/01/07	1	708,577.59	0.10%	9.928	358	80.00	640
04/01/07	2	703,747.37	0.10%	8.691	478	76.63	718
08/01/11	8	4,972,779.83	0.72%	7.794	353	80.56	746
09/01/11	23	13,566,266.07	1.96%	8.080	354	76.38	722
10/01/11	28	14,183,786.01	2.04%	7.668	368	78.84	722
11/01/11	270	149,491,567.43	21.55%	7.687	372	77.70	715
12/01/11	564	294,213,855.34	42.41%	7.637	370	75.81	722
01/01/12	390	201,340,189.00	29.02%	7.688	369	77.16	717
02/01/12	33	14,230,800.00	2.05%	7.676	359	79.25	725
12/01/13	1	270,687.41	0.04%	7.125	357	59.34	795
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Next Payment Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
09/01/07	1	493,130.80	0.07%	7.432	353	80.00	740
11/01/07	1	1,367,252.65	0.20%	7.625	355	74.52	779
12/01/07	1	610,949.16	0.09%	6.875	476	79.09	755
01/01/08	1	500,000.00	0.07%	7.500	357	76.57	692
09/01/11	7	4,479,649.03	0.65%	7.834	353	80.62	747
10/01/11	23	13,566,266.07	1.96%	8.080	354	76.38	722
11/01/11	27	12,816,533.36	1.85%	7.672	369	79.30	716
12/01/11	269	148,880,618.27	21.46%	7.690	372	77.70	715
01/01/12	563	293,713,855.34	42.34%	7.637	370	75.81	722
02/01/12	392	202,322,113.96	29.17%	7.698	370	77.16	716
02/02/12	1	430,400.00	0.06%	8.125	358	80.00	754
03/01/12	33	14,230,800.00	2.05%	7.676	359	79.25	725
01/01/14	1	270,687.41	0.04%	7.125	357	59.34	795
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Months to Next Rate Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1	708,577.59	0.10%	9.928	358	80.00	640
1	2	703,747.37	0.10%	8.691	478	76.63	718
53	8	4,972,779.83	0.72%	7.794	353	80.56	746
54	23	13,566,266.07	1.96%	8.080	354	76.38	722
55	28	14,183,786.01	2.04%	7.668	368	78.84	722
56	270	149,491,567.43	21.55%	7.687	372	77.70	715
57	564	294,213,855.34	42.41%	7.637	370	75.81	722
58	390	201,340,189.00	29.02%	7.688	369	77.16	717
59	33	14,230,800.00	2.05%	7.676	359	79.25	725
81	1	270,687.41	0.04%	7.125	357	59.34	795
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Months to Next Payment Change	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
6	1	493,130.80	0.07%	7.432	353	80.00	740
8	1	1,367,252.65	0.20%	7.625	355	74.52	779
9	1	610,949.16	0.09%	6.875	476	79.09	755
10	1	500,000.00	0.07%	7.500	357	76.57	692
54	7	4,479,649.03	0.65%	7.834	353	80.62	747
55	23	13,566,266.07	1.96%	8.080	354	76.38	722
56	27	12,816,533.36	1.85%	7.672	369	79.30	716
57	269	148,880,618.27	21.46%	7.690	372	77.70	715
58	563	293,713,855.34	42.34%	7.637	370	75.81	722
59	393	202,752,513.96	29.23%	7.699	370	77.17	717
60	33	14,230,800.00	2.05%	7.676	359	79.25	725
82	1	270,687.41	0.04%	7.125	357	59.34	795
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Months in Teaser	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	3	1,412,324.96	0.20%	9.312	418	78.32	679
53	8	4,972,779.83	0.72%	7.794	353	80.56	746
54	23	13,566,266.07	1.96%	8.080	354	76.38	722
55	28	14,183,786.01	2.04%	7.668	368	78.84	722
56	270	149,491,567.43	21.55%	7.687	372	77.70	715
57	564	294,213,855.34	42.41%	7.637	370	75.81	722
58	390	201,340,189.00	29.02%	7.688	369	77.16	717
59	33	14,230,800.00	2.05%	7.676	359	79.25	725
81	1	270,687.41	0.04%	7.125	357	59.34	795
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Interest Only Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	63	37,982,015.57	5.48%	7.609	443	70.72	726
36	1	270,687.41	0.04%	7.125	357	59.34	795
60	1,256	655,429,553.07	94.49%	7.681	366	77.14	719
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Prepay Penalty Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	266	138,897,808.81	20.02%	7.558	360	77.44	726
7	96	47,618,191.65	6.86%	8.085	357	78.86	716
12	248	144,585,670.08	20.84%	7.424	381	74.75	728
24	71	47,609,938.15	6.86%	7.782	367	76.67	714
36	639	314,970,647.36	45.41%	7.767	371	77.14	713
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Initial Rate Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	3	1,412,324.96	0.20%	9.312	418	78.32	679
60	1,316	691,999,243.68	99.76%	7.674	370	76.79	719
84	1	270,687.41	0.04%	7.125	357	59.34	795
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Subseq Rate Adj Freq	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1	461	274,516,830.93	39.57%	7.670	377	75.83	714
6	859	419,165,425.12	60.43%	7.681	365	77.41	722
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Initial Min Pymt Period	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
12	4	2,971,332.61	0.43%	7.418	380	76.71	753
60	1,315	690,440,236.03	99.53%	7.678	370	76.79	719
84	1	270,687.41	0.04%	7.125	357	59.34	795
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Delinquency Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Current	1,313	687,877,530.36	99.16%	7.678	369	76.84	719
Delq: 30 Days	7	5,804,725.69	0.84%	7.588	460	70.64	714
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	28	19,157,327.43	2.76%	7.751	374	75.08	711
20.01 -25.00	35	18,974,203.29	2.74%	7.524	371	74.19	714
25.01 -30.00	68	47,273,582.79	6.81%	7.689	368	72.24	719
30.01 -35.00	162	92,870,462.74	13.39%	7.451	373	74.46	717
35.01 -40.00	260	142,842,328.86	20.59%	7.532	382	76.66	725
40.01 -45.00	216	106,948,145.93	15.42%	7.567	374	77.96	717
45.01 -50.00	31	17,609,669.98	2.54%	7.634	366	77.93	724
50.01 -55.00	8	5,543,932.07	0.80%	7.474	371	81.09	728
55.01 -60.00	2	666,855.27	0.10%	7.843	357	73.36	664
60.01+	1	769,049.31	0.11%	7.625	477	73.00	713
None	509	241,026,698.38	34.75%	7.910	360	78.30	718
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Times 30 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,313	687,877,530.36	99.16%	7.678	369	76.84	719
1	7	5,804,725.69	0.84%	7.588	460	70.64	714
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Times 60 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,320	693,682,256.05	100.00%	7.677	370	76.78	719
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

Times 90 in the last 12 months	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0	1,320	693,682,256.05	100.00%	7.677	370	76.78	719
Total	1,320	693,682,256.05	100.00%	7.677	370	76.78	719

HarborView Mortgage Loan Pass-Through Certificates 2007-2

Preliminary Marketing Materials

The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov<http://www.sec.gov/>. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities. Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. The information in this free writing prospectus may reflect assumptions specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

Structuring Assumptions

Prepayments of mortgage loans are commonly measured relative to a prepayment standard or model. The model used with respect to the mortgage loans assumes a constant prepayment rate or “CPR.” This is not a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans.

The tables were prepared on the basis of the assumptions in the following paragraph and the tables set forth below. There are certain differences between the loan characteristics included in those assumptions and the characteristics of the actual mortgage loans. Any such discrepancy may have an effect upon the percentages of original certificate principal balances outstanding and weighted average lives of the offered certificates set forth in the tables. In addition, since the actual mortgage loans in the trust will have characteristics that differ from those assumed in preparing the tables set forth below, the distributions of principal of the classes of offered certificates may be made earlier or later than indicated in the tables.

The percentages and weighted average lives in the tables were determined based on the assumptions listed below.

•	Each Loan Group of Mortgage Loans will have the characteristics set forth in the table below.

•	Distributions on the certificates are received, in cash, on the 25[h] day of each month, commencing in April 2007.

•	The mortgage loans prepay at the related constant percentages of CPR.

•	No defaults or delinquencies occur in the payment by borrowers of principal and interest on the mortgage loans and no net interest shortfalls are incurred.

•	No mortgage loan is purchased by the seller from the trust pursuant to any obligation or option under the pooling and servicing agreement (other than an optional termination as described below).

•
Scheduled monthly payments on the mortgage loans are received on the first day of each month commencing in April 2007 and are computed prior to giving effect to any prepayments, which are computed after giving effect to scheduled payments received on the following day, received in the prior month.

•	Prepayments representing payment in full of individual mortgage loans are received on the last day of each month commencing in March 2007 and include 30 days' interest.

•
The scheduled monthly payment for each mortgage loan is calculated based on its principal balance, loan rate and remaining term to maturity such that the mortgage loan will amortize in amounts sufficient to repay the remaining principal balance of the mortgage loan by its remaining term to maturity.

•	Interest accrues on each certificate at the related pass-through rate described under “Description of the Certificates—Interest—Pass-Through Rates” in this prospectus supplement.

•	The initial certificate principal balance of each class of certificates is as set forth on the cover or as described in this prospectus supplement.

•	MTA, 1-Month LIBOR and 6-Month LIBOR are 5.014%, 5.320% and 5.260%, respectively.

•	No optional termination of the trust will occur, except that this assumption does not apply to the calculation of weighted average lives to the optional termination.

•	The certificates are purchased on March 30, 2007.

•	The Insurer Premium Rate related to the Class 2A-1C is 0.07%.

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-1
WAL	9.91	7.65	6.12	5.04	3.89
Mod Durn 30360	7.19	5.94	4.97	4.22	3.38
Principal Window Begin	74	57	44	37	40
Principal Window End	172	130	102	83	58

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-1
WAL	10.53	8.16	6.55	5.39	4.18
Mod Durn 30360	7.43	6.18	5.20	4.43	3.58
Principal Window Begin	74	57	44	37	40
Principal Window End	237	184	147	120	84

	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-2
WAL	9.90	7.64	6.12	5.04	3.84
Mod Durn 30360	7.18	5.92	4.96	4.21	3.34
Principal Window Begin	74	57	44	37	38
Principal Window End	172	130	102	83	58

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-2
WAL	10.39	8.04	6.45	5.31	4.08
Mod Durn 30360	7.37	6.12	5.15	4.38	3.51
Principal Window Begin	74	57	44	37	38
Principal Window End	223	172	137	112	78

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-3
WAL	9.89	7.64	6.11	5.03	3.80
Mod Durn 30360	7.16	5.92	4.95	4.21	3.31
Principal Window Begin	73	57	44	37	38
Principal Window End	172	130	102	83	58

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-3
WAL	10.21	7.90	6.33	5.21	4.02
Mod Durn 30360	7.29	6.05	5.08	4.32	3.46
Principal Window Begin	73	57	44	37	38
Principal Window End	200	153	121	98	73

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-4
WAL	9.89	7.63	6.11	5.03	3.80
Mod Durn 30360	7.10	5.87	4.93	4.19	3.29
Principal Window Begin	73	57	44	37	38
Principal Window End	172	130	102	83	58

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-4
WAL	10.07	7.78	6.24	5.13	3.97
Mod Durn 30360	7.18	5.95	5.00	4.25	3.41
Principal Window Begin	73	57	44	37	38
Principal Window End	190	145	114	92	70

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-5
WAL	9.87	7.61	6.10	5.02	3.80
Mod Durn 30360	7.07	5.85	4.90	4.17	3.29
Principal Window Begin	73	57	44	37	38
Principal Window End	172	130	102	83	58

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-5
WAL	9.90	7.64	6.12	5.03	3.90
Mod Durn 30360	7.08	5.86	4.92	4.18	3.36
Principal Window Begin	73	57	44	37	38
Principal Window End	178	135	106	86	65

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-6
WAL	9.69	7.47	5.98	4.92	3.77
Mod Durn 30360	6.81	5.65	4.75	4.04	3.22
Principal Window Begin	73	57	44	37	37
Principal Window End	167	126	99	80	58

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-6
WAL	9.69	7.47	5.98	4.92	3.79
Mod Durn 30360	6.81	5.65	4.75	4.04	3.24
Principal Window Begin	73	57	44	37	37
Principal Window End	167	126	99	80	61

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-7
WAL	9.14	7.02	5.64	4.77	3.58
Mod Durn 30360	6.02	5.03	4.25	3.69	2.91
Principal Window Begin	73	57	44	37	37
Principal Window End	155	117	91	73	57

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-7
WAL	9.14	7.02	5.64	4.77	3.58
Mod Durn 30360	6.02	5.03	4.25	3.69	2.91
Principal Window Begin	73	57	44	37	37
Principal Window End	155	117	91	73	57

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-8
WAL	7.47	5.97	4.95	4.00	3.14
Mod Durn 30360	5.16	4.39	3.76	3.13	2.55
Principal Window Begin	73	57	44	37	37
Principal Window End	119	87	73	63	44

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-8
WAL	7.47	5.97	4.95	4.00	3.14
Mod Durn 30360	5.16	4.39	3.76	3.13	2.55
Principal Window Begin	73	57	44	37	37
Principal Window End	119	87	73	63	44

Excess Spread

Period	FWD 1 Month LIBOR (%)	FWD 6 Month LIBOR (%)	FWD 1 Year MTA (%))	Excess Spread Under STATIC LIBOR /MTA/COFI (%)(3,4,5)	Excess Spread Under FORWARD LIBOR /MTA/COFI (%) (1,2,3,5)	Period	FWD 1 Month LIBOR* (%)	FWD 6 Month LIBOR (%)	FWD 1 Year MTA (%)	Excess Spread Under STATIC LIBOR /MTA/COFI (%)(1,3,4,5)	Excess Spread Under FORWARD LIBOR /MTA/COFI (%) (2,3,5)
1	5.32	5.26	5.014	N/A	N/A	53	4.89	4.96	4.43	1.57	2.00
2	5.32	5.23	5.02	1.75	1.75	54	4.90	4.97	4.43	1.57	1.99
3	5.31	5.16	5.01	1.57	1.58	55	4.91	4.97	4.43	1.75	2.14
4	5.21	5.08	5.00	1.75	1.86	56	4.92	4.98	4.44	1.56	1.94
5	5.14	5.01	4.97	1.57	1.75	57	4.92	4.98	4.44	1.79	2.08
6	5.07	4.94	4.92	1.57	1.83	58	4.93	4.99	4.45	1.68	1.84
7	4.99	4.89	4.89	1.75	2.08	59	4.93	4.99	4.45	1.73	1.79
8	4.91	4.85	4.86	1.57	1.99	60	4.93	4.99	4.46	2.10	2.08
9	4.83	4.82	4.82	1.75	2.24	61	4.93	5.00	4.46	1.74	1.74
10	4.78	4.80	4.77	1.57	2.12	62	4.94	5.00	4.47	1.93	1.91
11	4.75	4.79	4.72	1.57	2.15	63	4.94	5.01	4.47	1.75	1.75
12	4.76	4.77	4.65	1.93	2.47	64	4.95	5.02	4.48	2.51	2.29
13	4.77	4.76	4.58	1.57	2.13	65	4.95	5.02	4.49	2.34	2.14
14	4.74	4.74	4.53	1.75	2.33	66	4.96	5.03	4.49	2.33	2.14
15	4.72	4.72	4.47	1.57	2.18	67	4.97	5.03	4.50	2.49	2.29
16	4.70	4.70	4.41	1.75	2.36	68	4.97	5.04	4.51	2.33	2.14
17	4.68	4.69	4.36	1.57	2.22	69	4.98	5.05	4.52	2.49	2.30
18	4.66	4.68	4.32	1.57	2.24	70	4.98	5.05	4.52	2.32	2.15
19	4.65	4.67	4.28	1.75	2.41	71	4.99	5.06	4.53	2.31	2.15
20	4.64	4.66	4.25	1.57	2.26	72	5.00	5.07	4.54	2.80	2.63
21	4.63	4.66	4.23	1.75	2.43	73	5.00	5.07	4.54	2.31	2.15
22	4.62	4.66	4.21	1.56	2.28	74	5.01	5.08	4.55	2.49	2.33
23	4.61	4.67	4.21	1.56	2.29	75	5.02	5.08	4.55	2.33	2.18
24	4.61	4.67	4.21	2.12	2.77	76	5.02	5.09	4.56	2.49	2.34
25	4.61	4.68	4.22	1.56	2.29	77	5.03	5.10	4.56	2.32	2.18
26	4.62	4.69	4.23	1.75	2.44	78	5.03	5.10	4.57	2.32	2.19
27	4.63	4.71	4.24	1.56	2.27	79	5.04	5.11	4.57	2.47	2.34
28	4.64	4.72	4.26	1.75	2.42	80	5.05	5.11	4.57	2.41	2.28
29	4.66	4.72	4.28	1.56	2.24	81	5.05	5.12	4.57	2.57	2.44
30	4.67	4.73	4.31	1.56	2.22	82	5.05	5.12	4.58	2.41	2.29
31	4.68	4.74	4.33	1.75	2.38	83	5.06	5.12	4.58	2.40	2.29
32	4.68	4.74	4.35	1.56	2.21	84	5.06	5.13	4.58	2.89	2.76
33	4.69	4.75	4.36	1.74	2.37	85	5.07	5.13	4.58	2.39	2.27
34	4.70	4.76	4.38	1.56	2.19	86	5.07	5.14	4.59	2.55	2.43
35	4.70	4.77	4.39	1.56	2.19	87	5.08	5.14	4.59	2.38	2.27
36	4.70	4.79	4.40	2.11	2.68	88	5.08	5.15	4.59	2.54	2.43
37	4.71	4.80	4.40	1.56	2.18	89	5.09	5.15	4.60	2.38	2.27
38	4.73	4.82	4.41	1.74	2.32	90	5.09	5.16	4.60	2.38	2.28
39	4.75	4.84	4.41	1.56	2.14	91	5.10	5.17	4.60	2.54	2.43
40	4.77	4.85	4.41	1.74	2.28	92	5.10	5.17	4.61	2.38	2.28
41	4.78	4.86	4.41	1.56	2.11	93	5.11	5.18	4.61	2.54	2.43
42	4.80	4.87	4.41	1.56	2.09	94	5.11	5.18	4.61	2.54	2.45
43	4.81	4.88	4.41	1.74	2.24	95	5.12	5.19	4.62	2.54	2.45
44	4.82	4.89	4.41	1.78	2.29	96	5.12	5.19	4.62	3.01	2.92
45	4.83	4.89	4.41	2.09	2.57	97	5.13	5.20	4.62	2.54	2.45
46	4.84	4.90	4.41	1.91	2.40	98	5.13	5.20	4.63	2.69	2.60
47	4.84	4.90	4.41	1.91	2.40	99	5.14	5.21	4.63	2.53	2.45
48	4.84	4.91	4.41	2.38	2.82	100	5.14	5.21	4.63	2.69	2.61
49	4.84	4.92	4.42	1.56	2.04	101	5.15	5.22	4.63	2.53	2.45
50	4.86	4.94	4.42	1.74	2.19	102	5.15	5.22	4.64	2.53	2.45
51	4.87	4.95	4.42	1.56	2.02	103	5.16	5.23	4.64	N/A	N/A
52	4.88	4.96	4.42	1.75	2.18
(1)
The excess spread cited herein is calculated assuming all indices adjust to the rates specified in each respective forward curve and that the collateral is run at the pricing speed of 25% CPR to the Clean-up Call Date (30/360 basis).

(2)	There is a 30 day look back period on the collateral.
(3)
Calculated as (a) interest collections on the collateral (net of the trust expense fees), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, multiplied by 12.

(4)	Assumes 1 month LIBOR stays at 5.320% , 6 month LIBOR stays at 5.260% and 1 month MTA stays at 5.014%.
(5)	Assumes proceeds from the Yield Maintenance Agreement are included.

*Available Funds Schedule

Period	Available Funds Cap	Period	Available Funds Cap	Period	Available Funds Cap
1	N/A	41	10.00	81	10.00
2	10.00	42	10.00	82	10.00
3	10.00	43	10.00	83	10.00
4	10.00	44	10.00	84	10.00
5	10.00	45	10.00	85	10.00
6	10.00	46	10.00	86	10.00
7	10.00	47	10.00	87	10.00
8	10.00	48	10.00	88	10.00
9	10.00	49	10.00	89	10.00
10	10.00	50	10.00	90	10.00
11	10.00	51	10.00	91	10.00
12	10.00	52	10.00	92	10.00
13	10.00	53	10.00	93	10.00
14	10.00	54	10.00	94	10.00
15	10.00	55	10.00	95	10.00
16	10.00	56	10.00	96	10.00
17	10.00	57	10.00	97	10.00
18	10.00	58	10.00	98	10.00
19	10.00	59	10.00	99	10.00
20	10.00	60	10.00	100	10.00
21	10.00	61	10.00	101	10.00
22	10.00	62	10.00	102	10.00
23	10.00	63	10.00
24	10.00	64	10.00
25	10.00	65	10.00
26	10.00	66	10.00
27	10.00	67	10.00
28	10.00	68	10.00
29	10.00	69	10.00
30	10.00	70	10.00
31	10.00	71	10.00
32	10.00	72	10.00
33	10.00	73	10.00
34	10.00	74	10.00
35	10.00	75	10.00
36	10.00	76	10.00
37	10.00	77	10.00
38	10.00	78	10.00
39	10.00	79	10.00
40	10.00	80	10.00

* MTA, 1 Month LIBOR and 6 Month LIBOR increase by 20% in the second period. There is a 30 day lookback period on the collateral.

Percent of Original Certificate Principal Balance Outstanding(1)

	Class B-1 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
March 25, 2008	100	100	100	100	100
March 25, 2009	100	100	100	100	100
March 25, 2010	100	100	100	100	100
March 25, 2011	100	100	90	69	37
March 25, 2012	100	94	68	48	22
March 25, 2013	100	75	51	34	13
March 25, 2014	73	48	31	19	0
March 25, 2015	62	38	23	13	0
March 25, 2016	53	31	17	9	0
March 25, 2017	45	24	13	0	0
March 25, 2018	37	19	9	0	0
March 25, 2019	31	15	2	0	0
March 25, 2020	26	12	0	0	0
March 25, 2021	21	9	0	0	0
March 25, 2022	17	2	0	0	0
March 25, 2023	14	0	0	0	0
March 25, 2024	12	0	0	0	0
March 25, 2025	9	0	0	0	0
March 25, 2026	5	0	0	0	0
March 25, 2027	0	0	0	0	0
March 25, 2028	0	0	0	0	0
March 25, 2029	0	0	0	0	0
March 25, 2030	0	0	0	0	0
March 25, 2031	0	0	0	0	0
March 25, 2032	0	0	0	0	0
March 25, 2033	0	0	0	0	0
March 25, 2034	0	0	0	0	0
March 25, 2035	0	0	0	0	0
March 25, 2036	0	0	0	0	0
March 25, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	10.53	8.16	6.55	5.39	4.18
Years to Optional Termination	9.91	7.65	6.12	5.04	3.89
(1)  Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding(1)

	Class B-2 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
March 25, 2008	100	100	100	100	100
March 25, 2009	100	100	100	100	100
March 25, 2010	100	100	100	100	100
March 25, 2011	100	100	90	69	37
March 25, 2012	100	94	68	48	22
March 25, 2013	100	75	51	34	13
March 25, 2014	73	48	31	19	0
March 25, 2015	62	38	23	13	0
March 25, 2016	53	31	17	3	0
March 25, 2017	45	24	13	0	0
March 25, 2018	37	19	3	0	0
March 25, 2019	31	15	0	0	0
March 25, 2020	26	10	0	0	0
March 25, 2021	21	2	0	0	0
March 25, 2022	17	0	0	0	0
March 25, 2023	14	0	0	0	0
March 25, 2024	10	0	0	0	0
March 25, 2025	3	0	0	0	0
March 25, 2026	0	0	0	0	0
March 25, 2027	0	0	0	0	0
March 25, 2028	0	0	0	0	0
March 25, 2029	0	0	0	0	0
March 25, 2030	0	0	0	0	0
March 25, 2031	0	0	0	0	0
March 25, 2032	0	0	0	0	0
March 25, 2033	0	0	0	0	0
March 25, 2034	0	0	0	0	0
March 25, 2035	0	0	0	0	0
March 25, 2036	0	0	0	0	0
March 25, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	10.39	8.04	6.45	5.31	4.08
Years to Optional Termination	9.90	7.64	6.12	5.04	3.84
(1)  Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding(1)

	Class B-3 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
March 25, 2008	100	100	100	100	100
March 25, 2009	100	100	100	100	100
March 25, 2010	100	100	100	100	100
March 25, 2011	100	100	90	69	37
March 25, 2012	100	94	68	48	22
March 25, 2013	100	75	51	34	6
March 25, 2014	73	48	31	19	0
March 25, 2015	62	38	23	4	0
March 25, 2016	53	31	17	0	0
March 25, 2017	45	24	2	0	0
March 25, 2018	37	19	0	0	0
March 25, 2019	31	15	0	0	0
March 25, 2020	26	0	0	0	0
March 25, 2021	21	0	0	0	0
March 25, 2022	17	0	0	0	0
March 25, 2023	11	0	0	0	0
March 25, 2024	0	0	0	0	0
March 25, 2025	0	0	0	0	0
March 25, 2026	0	0	0	0	0
March 25, 2027	0	0	0	0	0
March 25, 2028	0	0	0	0	0
March 25, 2029	0	0	0	0	0
March 25, 2030	0	0	0	0	0
March 25, 2031	0	0	0	0	0
March 25, 2032	0	0	0	0	0
March 25, 2033	0	0	0	0	0
March 25, 2034	0	0	0	0	0
March 25, 2035	0	0	0	0	0
March 25, 2036	0	0	0	0	0
March 25, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	10.21	7.90	6.33	5.21	4.02
Years to Optional Termination	9.89	7.64	6.11	5.03	3.80
(1)  Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding(1)

	Class B-4 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
March 25, 2008	100	100	100	100	100
March 25, 2009	100	100	100	100	100
March 25, 2010	100	100	100	100	100
March 25, 2011	100	100	90	69	37
March 25, 2012	100	94	68	48	22
March 25, 2013	100	75	51	34	0
March 25, 2014	73	48	31	19	0
March 25, 2015	62	38	23	0	0
March 25, 2016	53	31	13	0	0
March 25, 2017	45	24	0	0	0
March 25, 2018	37	19	0	0	0
March 25, 2019	31	*	0	0	0
March 25, 2020	26	0	0	0	0
March 25, 2021	21	0	0	0	0
March 25, 2022	14	0	0	0	0
March 25, 2023	0	0	0	0	0
March 25, 2024	0	0	0	0	0
March 25, 2025	0	0	0	0	0
March 25, 2026	0	0	0	0	0
March 25, 2027	0	0	0	0	0
March 25, 2028	0	0	0	0	0
March 25, 2029	0	0	0	0	0
March 25, 2030	0	0	0	0	0
March 25, 2031	0	0	0	0	0
March 25, 2032	0	0	0	0	0
March 25, 2033	0	0	0	0	0
March 25, 2034	0	0	0	0	0
March 25, 2035	0	0	0	0	0
March 25, 2036	0	0	0	0	0
March 25, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	10.07	7.78	6.24	5.13	3.97
Years to Optional Termination	9.89	7.63	6.11	5.03	3.80
(1)  Rounded to the nearest whole percentage.

*Balance is greater than zero but less than 0.5%

Percent of Original Certificate Principal Balance Outstanding(1)

	Class B-5 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
March 25, 2008	100	100	100	100	100
March 25, 2009	100	100	100	100	100
March 25, 2010	100	100	100	100	100
March 25, 2011	100	100	90	69	37
March 25, 2012	100	94	68	48	22
March 25, 2013	100	75	51	34	0
March 25, 2014	73	48	31	4	0
March 25, 2015	62	38	23	0	0
March 25, 2016	53	31	0	0	0
March 25, 2017	45	24	0	0	0
March 25, 2018	37	6	0	0	0
March 25, 2019	31	0	0	0	0
March 25, 2020	26	0	0	0	0
March 25, 2021	18	0	0	0	0
March 25, 2022	0	0	0	0	0
March 25, 2023	0	0	0	0	0
March 25, 2024	0	0	0	0	0
March 25, 2025	0	0	0	0	0
March 25, 2026	0	0	0	0	0
March 25, 2027	0	0	0	0	0
March 25, 2028	0	0	0	0	0
March 25, 2029	0	0	0	0	0
March 25, 2030	0	0	0	0	0
March 25, 2031	0	0	0	0	0
March 25, 2032	0	0	0	0	0
March 25, 2033	0	0	0	0	0
March 25, 2034	0	0	0	0	0
March 25, 2035	0	0	0	0	0
March 25, 2036	0	0	0	0	0
March 25, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	9.90	7.64	6.12	5.03	3.90
Years to Optional Termination	9.87	7.61	6.10	5.02	3.80
(1)  Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding(1)

	Class B-6 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
March 25, 2008	100	100	100	100	100
March 25, 2009	100	100	100	100	100
March 25, 2010	100	100	100	100	100
March 25, 2011	100	100	90	69	37
March 25, 2012	100	94	68	48	4
March 25, 2013	100	75	51	34	0
March 25, 2014	73	48	31	0	0
March 25, 2015	62	38	7	0	0
March 25, 2016	53	31	0	0	0
March 25, 2017	45	15	0	0	0
March 25, 2018	37	0	0	0	0
March 25, 2019	31	0	0	0	0
March 25, 2020	22	0	0	0	0
March 25, 2021	0	0	0	0	0
March 25, 2022	0	0	0	0	0
March 25, 2023	0	0	0	0	0
March 25, 2024	0	0	0	0	0
March 25, 2025	0	0	0	0	0
March 25, 2026	0	0	0	0	0
March 25, 2027	0	0	0	0	0
March 25, 2028	0	0	0	0	0
March 25, 2029	0	0	0	0	0
March 25, 2030	0	0	0	0	0
March 25, 2031	0	0	0	0	0
March 25, 2032	0	0	0	0	0
March 25, 2033	0	0	0	0	0
March 25, 2034	0	0	0	0	0
March 25, 2035	0	0	0	0	0
March 25, 2036	0	0	0	0	0
March 25, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	9.69	7.47	5.98	4.92	3.79
Years to Optional Termination	9.69	7.47	5.98	4.92	3.77
(1)  Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding(1)

	Class B-7 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
March 25, 2008	100	100	100	100	100
March 25, 2009	100	100	100	100	100
March 25, 2010	100	100	100	100	100
March 25, 2011	100	100	90	69	26
March 25, 2012	100	94	68	48	0
March 25, 2013	100	75	51	18	0
March 25, 2014	73	48	10	0	0
March 25, 2015	62	29	0	0	0
March 25, 2016	53	10	0	0	0
March 25, 2017	44	0	0	0	0
March 25, 2018	26	0	0	0	0
March 25, 2019	11	0	0	0	0
March 25, 2020	0	0	0	0	0
March 25, 2021	0	0	0	0	0
March 25, 2022	0	0	0	0	0
March 25, 2023	0	0	0	0	0
March 25, 2024	0	0	0	0	0
March 25, 2025	0	0	0	0	0
March 25, 2026	0	0	0	0	0
March 25, 2027	0	0	0	0	0
March 25, 2028	0	0	0	0	0
March 25, 2029	0	0	0	0	0
March 25, 2030	0	0	0	0	0
March 25, 2031	0	0	0	0	0
March 25, 2032	0	0	0	0	0
March 25, 2033	0	0	0	0	0
March 25, 2034	0	0	0	0	0
March 25, 2035	0	0	0	0	0
March 25, 2036	0	0	0	0	0
March 25, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	9.14	7.02	5.64	4.77	3.58
Years to Optional Termination	9.14	7.02	5.64	4.77	3.58
(1)  Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding(1)

	Class B-8 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
March 25, 2008	100	100	100	100	100
March 25, 2009	100	100	100	100	100
March 25, 2010	100	100	100	100	100
March 25, 2011	100	100	90	47	0
March 25, 2012	100	94	45	6	0
March 25, 2013	100	59	11	0	0
March 25, 2014	56	5	0	0	0
March 25, 2015	34	0	0	0	0
March 25, 2016	15	0	0	0	0
March 25, 2017	0	0	0	0	0
March 25, 2018	0	0	0	0	0
March 25, 2019	0	0	0	0	0
March 25, 2020	0	0	0	0	0
March 25, 2021	0	0	0	0	0
March 25, 2022	0	0	0	0	0
March 25, 2023	0	0	0	0	0
March 25, 2024	0	0	0	0	0
March 25, 2025	0	0	0	0	0
March 25, 2026	0	0	0	0	0
March 25, 2027	0	0	0	0	0
March 25, 2028	0	0	0	0	0
March 25, 2029	0	0	0	0	0
March 25, 2030	0	0	0	0	0
March 25, 2031	0	0	0	0	0
March 25, 2032	0	0	0	0	0
March 25, 2033	0	0	0	0	0
March 25, 2034	0	0	0	0	0
March 25, 2035	0	0	0	0	0
March 25, 2036	0	0	0	0	0
March 25, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	7.47	5.97	4.95	4.00	3.14
Years to Optional Termination	7.47	5.97	4.95	4.00	3.14
(1)  Rounded to the nearest whole percentage.

Assumed Mortgage Loans

Assumed Mortgage Loan Number	Loan Group	Current Balance ($)	Current Gross Mortgage Rate (%)	Trust Expense Fee Rate (%)	Index	Initial Rate Period (months)	Second Rate Period (months)	Subsequent Rate Adjustment Frequency (Months)	Fixed or NegAm Period Minimum Payment Adjustment Frequency (Months)	Subsequent Minimum Payment Adjustment Frequency (Months)	Recast Period (Months)	Gross Margin (%)	Maximum Rate (%)	Minimum Rate (%)	Original Term to Maturity (Months)	Remaining Term to Maturity (Months)	Payment Cap (%)	Negative Amortization Limit (%)	Current Principal and Interest Payment ($)	Prefunding Flag
1	1	333,000.00	7.5000	0.38500	6 Month Libor	120	6	6	120	6	60	2.75000	12.50000	2.75000	360	358	N/A	115	1,230.84	N
2	1	300,425.00	6.5000	0.38500	6 Month Libor	120	6	6	120	6	60	2.75000	11.50000	2.75000	360	357	N/A	115	964.92	N
3	1	126,800.00	8.2500	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	358	7.5	115	468.68	N
4	1	109,248.88	8.1250	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	356	7.5	115	487.73	N
5	1	653,821.73	7.7418	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	357	7.5	115	2,585.85	N
6	1	263,332.41	7.1250	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	353	7.5	115	1,047.50	N
7	1	410,257.64	7.6250	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	355	7.5	115	1,720.05	N
8	1	124,317.68	8.1250	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	356	7.5	115	555.01	N
9	1	534,600.43	8.5045	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	354	7.5	115	2,427.36	N
10	1	323,916.27	8.3750	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	355	7.5	115	1,629.87	N
11	1	1,369,189.24	7.8380	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	356	7.5	115	5,615.78	N
12	1	208,596.19	7.8750	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	357	7.5	115	768.81	N
13	1	729,910.00	7.6079	0.38500	MTA	60	1	1	60	12	60	3.25000	12.60787	3.25000	360	358	7.5	120	3,083.24	N
14	1	650,000.00	7.8298	0.38500	MTA	60	1	1	60	12	60	3.25000	12.82981	3.25000	360	358	7.5	120	2,318.56	N
15	1	2,441,531.64	7.8523	0.38500	MTA	60	1	1	60	12	60	3.25000	12.85232	3.25000	360	358	7.5	120	9,511.63	N
16	1	628,672.52	7.2555	0.38500	MTA	60	1	1	60	12	60	3.25000	12.25550	3.25000	360	357	7.5	120	2,416.03	N
17	1	360,000.00	8.2500	0.38500	MTA	60	1	1	12	12	60	3.25000	13.25000	3.25000	360	357	7.5	120	1,671.88	N
18	1	261,636.81	7.6250	0.38500	MTA	60	1	1	60	12	60	3.25000	12.62500	3.25000	360	356	7.5	120	836.27	N
19	1	5,171,411.26	7.9738	0.38500	MTA	60	1	1	60	12	60	3.25000	12.97383	3.25000	360	357	7.5	120	19,532.25	N
20	1	735,500.00	7.5977	0.38500	MTA	60	1	1	60	12	60	3.25000	12.59772	3.25000	480	478	7.5	120	2,628.76	N
21	1	320,000.00	8.1250	0.38500	MTA	60	1	1	60	12	60	3.25000	13.12500	3.25000	480	478	7.5	120	969.05	N
22	1	415,000.00	7.6250	0.38500	MTA	60	1	1	12	12	60	3.25000	12.62500	3.25000	480	478	7.5	120	1,049.36	N
23	1	4,665,730.00	7.9071	0.38500	MTA	60	1	1	60	12	60	3.25000	12.90714	3.25000	480	478	7.5	120	14,685.49	N
24	1	320,990.86	6.7500	0.38500	MTA	60	1	1	60	12	60	3.25000	11.75000	3.25000	480	477	7.5	120	1,044.28	N
25	1	212,632.33	7.7500	0.38500	MTA	60	1	1	60	12	60	3.25000	12.75000	3.25000	480	477	7.5	120	845.81	N
26	1	305,137.74	8.1250	0.38500	MTA	60	1	1	60	12	60	3.25000	13.12500	3.25000	480	477	7.5	120	1,243.01	N
27	1	366,510.40	8.0000	0.38500	MTA	60	1	1	60	12	60	3.25000	13.00000	3.25000	480	476	7.5	120	922.93	N
28	1	8,639,170.40	7.9951	0.38500	MTA	60	1	1	60	12	60	3.25000	12.99508	3.25000	480	477	7.5	120	28,278.24	N
29	1	921,112.09	8.0417	1.30578	MTA	60	1	1	60	1	60	4.31649	12.95000	4.31649	360	358	N/A	115	3,543.07	N
30	1	564,000.00	7.7509	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	358	7.5	115	2,310.22	N
31	1	3,578,864.22	7.0273	0.43386	MTA	60	1	1	60	1	60	3.34980	12.95000	3.34980	360	358	N/A	120	12,075.03	N
32	1	525,478.23	7.9637	1.30920	MTA	60	1	1	60	1	60	4.37905	12.95000	4.37905	360	358	N/A	115	2,040.21	N
33	1	1,772,428.78	7.4340	0.45654	MTA	60	1	1	60	1	60	3.40268	12.95000	3.40268	360	358	N/A	120	6,020.80	N
34	1	335,435.66	7.5825	0.38500	MTA	1	1	1	60	12	60	2.65000	10.35000	2.65000	360	358	7.5	110	1,439.34	N
35	1	356,296.80	9.1250	1.15500	MTA	60	1	1	60	1	60	4.50000	12.95000	4.50000	360	358	N/A	115	1,402.68	N
36	1	5,236,882.17	7.4057	0.42345	MTA	60	1	1	60	1	60	3.29569	12.95000	3.29569	360	358	N/A	120	17,510.03	N
37	1	506,429.00	8.8576	0.38500	MTA	1	1	1	60	12	60	3.92508	10.67492	3.92508	360	358	7.5	110	2,334.00	N
38	1	350,838.83	6.8750	0.38500	MTA	60	1	1	60	1	60	3.25000	12.95000	3.25000	360	358	N/A	110	1,166.38	N
39	1	600,411.47	8.7891	1.17784	MTA	60	1	1	60	1	60	4.19545	12.95000	4.19545	360	358	N/A	115	2,270.62	N
40	1	858,400.00	8.0574	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	358	7.5	115	3,539.85	N
41	1	8,626,067.87	7.6083	0.46423	MTA	60	1	1	60	1	60	3.39492	12.95000	3.39492	360	358	N/A	120	29,261.83	N
42	1	832,696.63	7.1007	0.38500	MTA	60	1	1	60	1	60	3.25000	12.95000	3.25000	360	357	N/A	110	2,769.32	N
43	1	693,333.59	7.2314	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	352	7.5	115	2,539.29	N
44	1	266,598.29	7.8750	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	353	7.5	115	1,043.12	N
45	1	133,702.68	8.3750	1.32500	MTA	60	1	1	60	1	60	4.12500	12.95000	4.12500	360	354	N/A	115	494.59	N
46	1	312,082.80	8.2966	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	354	7.5	115	1,475.11	N
47	1	251,781.92	7.8750	0.85500	MTA	60	1	1	60	1	60	4.00000	12.95000	4.00000	360	355	N/A	115	919.98	N
48	1	1,129,440.55	8.0428	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	355	7.5	115	4,802.98	N
49	1	1,443,442.09	8.0656	1.23595	MTA	60	1	1	60	1	60	4.32234	12.95000	4.32234	360	356	N/A	115	5,532.52	N
1

Assumed Mortgage Loan Number	Loan Group	Current Balance ($)	Current Gross Mortgage Rate (%)	Trust Expense Fee Rate (%)	Index	Initial Rate Period (months)	Second Rate Period (months)	Subsequent Rate Adjustment Frequency (Months)	Fixed or NegAm Period Minimum Payment Adjustment Frequency (Months)	Subsequent Minimum Payment Adjustment Frequency (Months)	Recast Period (Months)	Gross Margin (%)	Maximum Rate (%)	Minimum Rate (%)	Original Term to Maturity (Months)	Remaining Term to Maturity (Months)	Payment Cap (%)	Negative Amortization Limit (%)	Current Principal and Interest Payment ($)	Prefunding Flag
50	1	3,608,794.50	7.8001	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	115	14,579.45	N
51	1	1,434,665.56	8.0708	1.41280	MTA	60	1	1	60	1	60	4.12932	12.95000	4.12932	360	357	N/A	115	5,369.25	N
52	1	3,592,408.20	8.0546	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	3.46687	360	357	7.5	115	15,132.90	N
53	1	232,117.81	7.6250	0.38500	MTA	60	1	1	60	1	60	3.37500	12.95000	3.37500	360	352	N/A	120	773.27	N
54	1	477,206.16	7.4417	0.38500	MTA	60	1	1	60	1	60	3.25000	12.95000	3.25000	360	354	N/A	120	1,569.61	N
55	1	214,318.27	7.2500	0.38500	MTA	60	1	1	60	1	60	3.25000	12.95000	3.25000	360	355	N/A	120	706.49	N
56	1	5,590,223.81	7.3763	0.59027	MTA	60	1	1	60	1	60	3.53770	12.95000	3.53770	360	356	N/A	120	19,194.96	N
57	1	409,450.21	8.1250	0.38500	MTA	60	1	1	60	12	60	3.25000	9.95000	3.25000	360	356	7.5	120	2,762.50	N
58	1	3,751,060.24	7.2281	0.43845	MTA	60	1	1	60	1	60	3.37427	12.63153	3.37427	360	357	N/A	120	13,792.16	N
59	1	386,965.00	6.7500	0.38500	MTA	60	1	1	60	12	60	2.25000	12.50000	2.25000	360	356	7.5	110	1,206.25	N
60	1	621,449.96	6.7272	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	352	7.5	115	2,296.53	N
61	1	743,274.17	7.7804	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	354	7.5	115	2,716.71	N
62	1	1,803,874.24	7.8250	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	355	7.5	115	6,775.66	N
63	1	384,920.52	8.7500	1.54500	MTA	60	1	1	60	1	60	4.37500	12.95000	4.37500	360	356	N/A	115	1,480.77	N
64	1	1,636,929.56	7.6988	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	115	6,647.62	N
65	1	625,692.93	7.8750	0.96302	MTA	60	1	1	60	1	60	4.06430	12.95000	4.06430	360	357	N/A	115	2,319.71	N
66	1	1,461,187.54	7.7048	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.46850	360	357	7.5	115	5,921.70	N
67	1	4,335,831.68	7.4250	0.41876	MTA	60	1	1	60	1	60	3.35134	12.95000	3.35134	360	356	N/A	120	14,554.57	N
68	1	905,606.63	8.0375	0.38500	MTA	60	1	1	60	12	60	3.25000	12.24981	3.25000	360	356	7.5	120	6,034.90	N
69	1	4,100,167.73	7.3897	0.38500	MTA	60	1	1	60	1	60	3.26258	12.64411	3.26258	360	357	N/A	120	15,110.70	N
70	1	475,933.79	7.7500	0.38500	MTA	60	1	1	60	1	60	3.25000	12.95000	3.25000	360	355	N/A	110	1,566.28	N
71	1	302,824.51	7.7500	0.38500	MTA	60	1	1	60	1	60	3.25000	12.95000	3.25000	360	356	N/A	110	999.76	N
72	1	197,897.39	8.3750	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	110	776.19	N
73	1	427,665.52	7.7500	0.38500	MTA	60	1	1	60	1	60	3.25000	12.95000	3.25000	360	357	N/A	110	1,416.32	N
74	1	293,034.97	7.8750	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	352	7.5	115	1,064.50	N
75	1	871,470.60	7.6514	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	355	7.5	115	3,848.05	N
76	1	848,817.73	7.3982	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	115	3,407.36	N
77	1	340,517.72	8.0000	1.20500	MTA	60	1	1	60	1	60	4.00000	12.95000	4.00000	360	357	N/A	115	1,251.16	N
78	1	191,638.99	7.5000	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	357	7.5	115	806.32	N
79	1	1,192,649.16	7.7314	0.38500	MTA	60	1	1	60	1	60	3.28558	12.95000	3.28558	360	355	N/A	120	3,949.48	N
80	1	4,115,802.44	7.7043	0.41496	MTA	60	1	1	60	1	60	3.37834	12.95000	3.37834	360	356	N/A	120	13,877.29	N
81	1	5,916,904.94	7.7964	0.53772	MTA	60	1	1	60	1	60	3.51595	12.95000	3.51595	360	357	N/A	120	20,306.56	N
82	1	402,509.66	8.8750	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	354	7.5	110	1,680.05	N
83	1	1,159,508.97	7.8699	0.38500	MTA	60	1	1	60	1	60	3.25000	12.95000	3.25000	360	356	N/A	110	3,832.39	N
84	1	1,047,930.00	7.2058	0.38500	MTA	60	1	1	60	12	60	2.25000	12.50000	2.25000	360	356	7.5	110	3,669.69	N
85	1	1,022,408.99	7.3300	0.38500	MTA	60	1	1	60	1	60	3.25000	12.95000	3.25000	360	357	N/A	110	3,392.50	N
86	1	657,000.00	7.1769	0.38500	MTA	60	1	1	60	12	60	2.75000	12.50000	2.75000	360	357	7.5	110	2,286.88	N
87	1	740,980.50	8.2089	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	353	7.5	115	2,713.38	N
88	1	3,525,635.26	8.2810	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	354	7.5	115	13,637.37	N
89	1	335,801.62	8.5000	1.06500	MTA	60	1	1	60	1	60	4.00000	12.95000	4.00000	360	355	N/A	115	1,228.62	N
90	1	7,173,226.12	7.9656	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	355	7.5	115	28,931.09	N
91	1	1,018,677.68	8.8106	1.17764	MTA	60	1	1	60	1	60	4.20471	12.95000	4.20471	360	356	N/A	115	3,830.16	N
92	1	9,140,612.69	7.8483	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	115	38,061.60	N
93	1	908,793.52	8.4260	1.48567	MTA	60	1	1	60	1	60	4.28237	12.95000	4.28237	360	357	N/A	115	3,469.70	N
94	1	7,391,229.73	7.8129	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.62867	360	357	7.5	115	30,114.74	N
95	1	304,567.61	7.0000	0.38500	MTA	60	1	1	60	1	60	3.25000	12.95000	3.25000	360	352	N/A	120	999.76	N
96	1	362,324.26	8.0000	0.38500	MTA	60	1	1	60	1	60	3.25000	12.95000	3.25000	360	353	N/A	120	1,199.71	N
97	1	263,282.50	7.7500	0.38500	MTA	60	1	1	60	1	60	3.25000	12.95000	3.25000	360	354	N/A	120	866.45	N
98	1	2,354,478.58	7.8754	0.38500	MTA	60	1	1	60	1	60	3.26981	12.95000	3.26981	360	355	N/A	120	7,789.48	N
99	1	10,610,095.48	7.7920	0.45369	MTA	60	1	1	60	1	60	3.40777	12.95000	3.40777	360	356	N/A	120	35,728.79	N

2

Assumed Mortgage Loan Number	Loan Group	Current Balance ($)	Current Gross Mortgage Rate (%)	Trust Expense Fee Rate (%)	Index	Initial Rate Period (months)	Second Rate Period (months)	Subsequent Rate Adjustment Frequency (Months)	Fixed or NegAm Period Minimum Payment Adjustment Frequency (Months)	Subsequent Minimum Payment Adjustment Frequency (Months)	Recast Period (Months)	Gross Margin (%)	Maximum Rate (%)	Minimum Rate (%)	Original Term to Maturity (Months)	Remaining Term to Maturity (Months)	Payment Cap (%)	Negative Amortization Limit (%)	Current Principal and Interest Payment ($)	Prefunding Flag
100	1	257,525.95	8.0000	0.38500	MTA	60	1	1	60	12	60	3.25000	8.00000	3.25000	360	356	7.5	120	1,706.67	N
101	1	10,485,863.44	7.6693	0.41473	MTA	60	1	1	60	1	60	3.33833	12.95000	3.33833	360	357	N/A	120	35,213.11	N
102	1	363,000.00	7.5000	0.38500	MTA	60	1	1	60	1	60	3.25000	9.95000	3.25000	480	478	N/A	120	2,268.75	N
103	1	810,400.00	7.6907	0.38500	MTA	60	1	1	60	1	60	3.25000	9.95000	3.25000	480	478	N/A	120	5,193.75	N
104	1	334,688.99	8.8825	0.38500	MTA	1	1	1	60	12	60	3.95000	10.75000	3.95000	480	478	7.5	110	1,322.99	N
105	1	160,498.81	7.3750	0.38500	MTA	60	1	1	60	1	60	3.25000	9.95000	3.25000	480	477	N/A	115	983.33	N
106	1	252,265.39	7.2500	0.38500	MTA	60	1	1	60	12	60	3.25000	9.95000	3.25000	480	476	7.5	120	1,513.44	N
107	1	349,121.17	7.5000	0.38500	MTA	60	1	1	60	12	60	3.25000	9.95000	3.25000	480	477	7.5	120	2,175.00	N
108	1	308,618.81	8.0000	0.38500	MTA	60	1	1	60	1	60	3.25000	9.95000	3.25000	480	477	N/A	120	2,050.00	N
109	1	201,451.36	7.3750	0.38500	MTA	60	1	1	60	12	60	3.25000	9.95000	3.25000	480	476	7.5	120	1,229.17	N
110	1	1,480,162.83	7.8750	0.38500	MTA	60	1	1	60	12	60	3.25000	9.73813	3.25000	480	477	7.5	120	9,679.36	N
111	1	1,491,500.00	7.6200	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.62004	2.25000	360	359	N/A	115	5,742.32	N
112	1	416,000.00	7.6250	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.62500	2.25000	360	359	N/A	115	1,603.33	N
113	1	382,000.00	7.4405	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.44045	2.25000	360	359	N/A	115	1,413.54	N
114	1	1,380,800.00	7.3497	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.34965	2.25000	360	359	N/A	115	5,005.00	N
115	1	1,971,967.63	7.1064	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.10636	2.51861	360	358	7.5	110	6,731.18	N
116	1	3,362,210.77	7.6042	0.38500	6 Month Libor	60	6	6	60	6	60	2.27979	12.60422	2.27979	360	358	N/A	115	12,888.45	N
117	1	1,206,900.00	7.5354	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.53540	2.25000	360	358	N/A	115	4,561.47	N
118	1	744,016.97	9.0559	0.38500	6 Month Libor	60	6	6	60	6	60	3.25000	12.95000	3.25000	360	358	N/A	120	3,179.61	N
119	1	892,800.00	8.0487	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.04872	2.25000	360	358	N/A	115	3,756.25	N
120	1	1,316,900.00	7.7838	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.78380	2.25000	360	358	7.5	115	5,249.82	N
121	1	2,732,313.75	7.0154	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.01539	2.25000	360	358	7.5	110	9,119.95	N
122	1	1,572,300.00	7.2852	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.28515	2.75000	360	358	N/A	115	5,518.83	N
123	1	5,173,146.50	7.4372	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.43717	2.25000	360	358	N/A	115	19,121.42	N
124	1	3,840,773.12	7.3407	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.34065	2.25000	360	358	7.5	110	13,858.40	N
125	1	1,930,450.00	7.4019	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.40188	2.75000	360	358	N/A	115	6,870.02	N
126	1	2,386,000.00	7.6080	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.60803	2.25000	360	358	7.5	115	9,162.29	N
127	1	806,260.00	7.4831	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.48309	2.25000	360	358	N/A	115	3,012.11	N
128	1	2,216,414.44	8.4054	0.38500	6 Month Libor	60	6	6	60	6	60	3.25000	12.95000	3.25000	360	358	N/A	120	9,266.77	N
129	1	866,400.00	6.9636	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	11.96364	2.25000	360	358	N/A	115	2,861.75	N
130	1	175,000.00	6.3750	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	11.37500	2.25000	360	358	7.5	115	492.19	N
131	1	336,000.00	7.6250	0.38500	6 Month Libor	60	6	6	12	6	60	2.75000	12.62500	2.75000	360	357	N/A	115	1,241.93	N
132	1	1,392,802.33	7.3038	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.30376	2.25000	360	356	7.5	110	8,464.83	N
133	1	3,305,663.40	7.1143	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.11426	2.25000	360	357	7.5	110	14,249.23	N
134	1	885,384.41	7.2681	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.26807	2.75000	360	356	N/A	115	3,095.52	N
135	1	320,800.00	7.3750	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.38000	2.25000	360	356	N/A	115	1,166.67	N
136	1	4,310,267.89	7.4178	0.38500	6 Month Libor	60	6	6	60	6	60	2.50882	12.41784	2.50882	360	357	N/A	115	15,609.86	N
137	1	862,400.00	7.3161	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.32109	2.25000	360	357	N/A	115	3,101.83	N
138	1	1,568,912.50	7.5336	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.53355	2.25000	360	356	7.5	115	5,912.50	N
139	1	1,987,984.00	7.9273	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.92731	2.56791	360	357	N/A	115	8,158.98	N
140	1	328,000.00	8.3750	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.37500	2.25000	360	357	7.5	115	1,469.17	N
141	1	212,750.00	7.7500	0.38500	6 Month Libor	60	6	6	12	6	60	2.75000	12.75000	2.75000	360	357	N/A	115	709.00	N
142	1	2,582,640.50	7.1892	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.18922	2.25000	360	356	7.5	110	15,434.08	N
143	1	326,000.00	7.0000	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.50000	2.75000	360	357	7.5	110	1,086.67	N
144	1	384,458.75	7.1250	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.12500	4.12500	360	357	N/A	110	1,318.28	N
145	1	8,095,573.66	7.2356	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.23559	2.25000	360	357	7.5	110	34,990.54	N
146	1	244,617.36	7.2500	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.25000	2.75000	360	356	N/A	115	856.81	N
147	1	7,699,768.56	7.3357	0.38500	6 Month Libor	60	6	6	60	6	60	2.69693	12.33574	2.69693	360	357	N/A	115	27,206.73	N
148	1	394,631.76	8.3750	0.38500	6 Month Libor	60	6	6	60	6	60	3.25000	12.95000	3.25000	360	357	N/A	120	1,424.53	N
149	1	707,366.49	7.7932	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.79323	2.25000	360	356	N/A	115	2,814.48	N
3

Assumed Mortgage Loan Number	Loan Group	Current Balance ($)	Current Gross Mortgage Rate (%)	Trust Expense Fee Rate (%)	Index	Initial Rate Period (months)	Second Rate Period (months)	Subsequent Rate Adjustment Frequency (Months)	Fixed or NegAm Period Minimum Payment Adjustment Frequency (Months)	Subsequent Minimum Payment Adjustment Frequency (Months)	Recast Period (Months)	Gross Margin (%)	Maximum Rate (%)	Minimum Rate (%)	Original Term to Maturity (Months)	Remaining Term to Maturity (Months)	Payment Cap (%)	Negative Amortization Limit (%)	Current Principal and Interest Payment ($)	Prefunding Flag
150	1	580,447.50	7.0304	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.03544	2.25000	360	356	N/A	115	1,944.69	N
151	1	5,975,436.67	7.8473	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.84731	2.25000	360	357	N/A	115	24,123.49	N
152	1	357,658.00	6.7466	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	11.75162	2.25000	360	357	N/A	115	1,115.30	N
153	1	341,892.38	8.2500	0.38500	6 Month Libor	60	6	6	12	6	60	2.75000	13.25000	2.75000	360	355	N/A	115	1,255.97	N
154	1	373,999.33	8.0000	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.00000	2.25000	360	356	7.5	110	2,493.33	N
155	1	6,562,359.99	7.6690	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.66904	2.39471	360	357	7.5	110	30,704.23	N
156	1	2,550,077.56	7.5755	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.57554	2.75000	360	356	N/A	115	8,949.90	N
157	1	1,731,890.93	7.2747	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.27472	2.25000	360	356	7.5	115	6,154.09	N
158	1	14,095,653.61	7.6130	0.38500	6 Month Libor	60	6	6	60	6	60	2.59306	12.61300	2.67773	360	357	N/A	115	51,681.00	N
159	1	2,605,352.34	8.3791	0.38500	6 Month Libor	60	6	6	60	6	60	3.25000	12.95000	3.25000	360	357	N/A	120	10,333.85	N
160	1	711,374.00	8.0712	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.07117	2.25000	360	356	7.5	115	2,998.75	N
161	1	225,000.00	7.1250	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.12500	2.75000	480	478	N/A	115	609.68	N
162	1	370,000.00	7.1250	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.12500	2.75000	480	478	N/A	115	1,002.58	N
163	1	585,500.00	7.0880	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.08796	2.75000	480	478	N/A	115	1,580.17	N
164	1	301,085.18	7.3750	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.37500	2.75000	480	476	N/A	115	758.57	N
165	1	270,000.00	6.7500	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	11.75000	2.75000	480	477	N/A	115	682.72	N
166	1	1,063,068.17	7.0579	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.05792	2.75000	480	476	N/A	115	2,819.12	N
167	1	1,089,000.00	7.3080	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.30797	2.75000	480	477	N/A	115	3,080.11	N
168	1	338,191.03	7.8750	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.87500	2.75000	480	476	N/A	115	1,020.53	N
169	1	7,446,212.31	7.4618	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.46176	2.75000	480	477	N/A	115	20,935.47	N
170	1	417,000.00	7.8750	0.38500	6 Month Libor	84	6	6	84	6	60	2.75000	12.87500	2.75000	360	357	N/A	115	1,541.32	N
171	1	724,000.00	7.7015	0.38500	6 Month Libor	120	6	6	120	6	60	2.75000	12.70148	2.75000	360	358	N/A	115	2,676.05	Y
172	1	627,000.00	7.8750	0.38500	6 Month Libor	120	6	6	120	6	60	2.75000	12.87500	2.75000	360	357	N/A	115	2,317.52	Y
173	1	184,000.00	7.7500	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	358	7.5	115	680.10	Y
174	1	284,000.00	7.2500	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	358	7.5	115	1,049.72	Y
175	1	264,000.00	8.0000	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	356	7.5	115	975.80	Y
176	1	809,550.00	7.7638	0.38500	MTA	60	1	1	60	12	60	3.25000	10.95000	3.25000	360	357	7.5	115	3,563.61	Y
177	1	241,763.61	8.0000	0.38500	MTA	60	1	1	60	12	60	3.25000	10.95000	3.25000	360	356	7.5	115	1,145.06	Y
178	1	2,747,062.21	7.7883	0.38500	MTA	60	1	1	60	12	60	3.25000	10.95000	3.25000	360	357	7.5	115	11,988.04	Y
179	1	160,000.00	7.3750	0.38500	MTA	60	1	1	60	12	60	3.25000	10.95000	3.25000	480	478	7.5	115	591.37	Y
180	1	220,000.00	7.7500	0.38500	MTA	60	1	1	60	12	60	3.25000	10.95000	3.25000	480	478	7.5	115	813.13	Y
181	1	167,400.00	7.6250	0.38500	MTA	60	1	1	60	12	60	3.25000	10.95000	3.25000	480	477	7.5	115	720.60	Y
182	1	1,345,400.00	8.0319	0.38500	MTA	60	1	1	60	12	60	3.25000	10.95000	3.25000	480	477	7.5	115	5,171.74	Y
183	1	3,188,850.00	7.9992	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	358	7.5	115	11,786.62	Y
184	1	812,000.00	7.8886	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	358	7.5	115	3,001.31	Y
185	1	280,000.00	7.8750	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	358	7.5	115	1,034.93	Y
186	1	2,918,900.00	7.7221	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	358	7.5	115	10,788.82	Y
187	1	383,200.00	7.0741	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	358	7.5	115	1,416.39	Y
188	1	196,533.25	8.0000	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	110	724.45	Y
189	1	285,825.57	8.3750	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	355	7.5	115	1,053.42	Y
190	1	650,972.83	7.6852	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	357	7.5	115	2,403.63	Y
191	1	500,479.69	7.5593	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	115	1,848.10	Y
192	1	2,713,852.51	7.6789	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	357	7.5	115	10,017.61	Y
193	1	220,526.55	7.6250	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	355	7.5	115	813.16	Y
194	1	312,000.00	7.6250	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	357	7.5	115	1,153.21	Y
195	1	787,696.49	7.6021	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	355	7.5	115	2,904.29	Y
196	1	1,028,066.05	8.1129	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	115	3,796.91	Y
197	1	2,812,764.43	8.0253	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	357	7.5	115	10,394.27	Y
198	1	238,447.94	7.0000	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	115	879.69	Y
199	1	210,000.00	7.1250	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.12500	2.75000	360	359	N/A	115	712.23	Y

4

Assumed Mortgage Loan Number	Loan Group	Current Balance ($)	Current Gross Mortgage Rate (%)	Trust Expense Fee Rate (%)	Index	Initial Rate Period (months)	Second Rate Period (months)	Subsequent Rate Adjustment Frequency (Months)	Fixed or NegAm Period Minimum Payment Adjustment Frequency (Months)	Subsequent Minimum Payment Adjustment Frequency (Months)	Recast Period (Months)	Gross Margin (%)	Maximum Rate (%)	Minimum Rate (%)	Original Term to Maturity (Months)	Remaining Term to Maturity (Months)	Payment Cap (%)	Negative Amortization Limit (%)	Current Principal and Interest Payment ($)	Prefunding Flag
200	1	751,250.00	7.1731	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.17309	2.75000	360	359	N/A	115	2,532.31	Y
201	1	1,787,350.00	7.5754	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.57537	2.75000	360	359	N/A	115	6,455.35	Y
202	1	6,739,100.00	7.2773	0.38500	6 Month Libor	60	6	6	60	6	60	2.67042	12.27729	2.67042	360	358	N/A	115	23,351.85	Y
203	1	1,185,000.00	7.6081	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.60812	2.25000	360	358	N/A	115	4,550.53	Y
204	1	3,625,150.00	7.3544	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.35440	2.75000	360	358	N/A	115	12,788.59	Y
205	1	4,653,950.00	7.7858	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.78580	2.25000	360	358	N/A	115	18,560.75	Y
206	1	11,165,350.00	7.3584	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.35840	2.75000	360	358	N/A	115	39,087.95	Y
207	1	388,970.00	7.7500	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.75000	2.25000	360	357	N/A	115	1,535.83	Y
208	1	219,500.00	7.6250	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.37500	2.75000	360	356	N/A	115	843.10	Y
209	1	220,000.00	7.0000	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.00000	2.75000	360	357	N/A	115	720.31	Y
210	1	224,000.00	7.3750	0.38500	6 Month Libor	1	6	6	12	6	60	3.45000	9.95000	3.45000	360	356	7.5	115	883.51	Y
211	1	719,552.26	7.2810	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.28099	2.75000	360	355	N/A	115	2,462.68	Y
212	1	753,636.85	7.3469	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.34693	2.75000	360	356	N/A	115	2,592.76	Y
213	1	1,679,012.94	7.2416	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.24161	2.75000	360	357	N/A	115	5,702.53	Y
214	1	298,000.00	7.7500	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.75000	2.75000	480	479	N/A	115	902.43	Y
215	1	1,052,000.00	8.0119	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	13.01188	2.75000	480	479	N/A	115	2,782.82	Y
216	1	846,000.00	7.1676	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.16755	2.75000	480	478	N/A	115	2,324.73	Y
217	1	2,561,450.00	7.2766	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.27656	2.75000	480	478	N/A	115	7,215.00	Y
218	1	247,000.00	6.8750	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	11.87500	2.75000	480	477	N/A	115	624.56	Y
219	1	603,000.00	6.9861	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.50000	2.75000	480	476	N/A	115	1,678.59	Y
220	1	280,902.08	7.5000	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.50000	2.75000	480	477	N/A	115	847.92	Y
221	1	612,000.00	7.3709	0.38500	6 Month Libor	84	6	6	84	6	60	2.75000	12.37092	2.75000	360	359	N/A	115	2,203.72	Y
222	1	654,200.00	7.3027	0.38500	6 Month Libor	84	6	6	84	6	60	2.75000	12.30266	2.75000	360	358	N/A	115	2,302.43	Y
223	2	793,235.89	7.0000	0.43500	1Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	356	7.5	115	2,919.44	N
224	2	213,246.15	8.2500	0.43500	1Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	356	7.5	115	836.56	N
225	2	650,833.60	8.5391	0.43500	1Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	354	7.5	115	2,782.02	N
226	2	828,409.10	7.3863	0.43500	1Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	356	7.5	115	3,388.63	N
227	2	381,901.76	8.3750	0.43500	1Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	357	7.5	115	1,455.21	N
228	2	465,000.00	7.7500	0.38500	MTA	60	1	1	60	12	60	3.25000	12.75000	3.25000	360	358	7.5	120	1,886.02	N
229	2	650,000.00	7.6250	0.38500	MTA	60	1	1	60	12	60	3.25000	12.62500	3.25000	360	358	7.5	120	2,402.53	N
230	2	2,731,999.00	7.5197	0.38500	MTA	60	1	1	60	12	60	3.25000	12.51967	3.25000	360	358	7.5	120	10,354.06	N
231	2	1,346,949.49	6.7262	0.38500	MTA	60	1	1	60	12	60	3.25000	11.72617	3.25000	360	357	7.5	120	5,200.65	N
232	2	1,525,971.17	7.5000	0.38500	MTA	60	1	1	60	12	60	3.25000	12.50000	3.25000	360	357	7.5	120	5,635.19	N
233	2	493,130.80	7.4320	0.38500	MTA	60	1	1	12	12	60	3.00000	11.95000	3.00000	360	353	7.5	110	1,626.27	N
234	2	537,036.57	7.2500	0.38500	MTA	60	1	1	60	12	60	3.25000	12.25000	3.25000	360	353	7.5	120	2,418.30	N
235	2	2,957,759.63	7.4311	0.38500	MTA	60	1	1	60	12	60	3.25000	12.43106	3.25000	360	357	7.5	120	10,586.92	N
236	2	1,594,000.00	7.6664	0.38500	MTA	60	1	1	60	12	60	3.25000	12.66641	3.25000	480	478	7.5	120	4,598.98	N
237	2	456,000.00	7.6250	0.38500	MTA	60	1	1	60	12	60	3.25000	12.62500	3.25000	480	478	7.5	120	1,380.89	N
238	2	10,295,171.52	7.6303	0.38500	MTA	60	1	1	60	12	60	3.25000	12.63027	3.25000	480	478	7.5	120	34,000.43	N
239	2	423,200.00	8.1250	0.38500	MTA	60	1	1	60	12	60	3.25000	13.12500	3.25000	480	477	7.5	120	1,281.56	N
240	2	2,529,978.31	7.8138	0.38500	MTA	60	1	1	60	12	60	3.25000	12.81382	3.25000	480	477	7.5	120	7,256.93	N
241	2	1,642,964.00	7.4452	0.38500	MTA	60	1	1	60	12	60	3.25000	12.44522	3.25000	480	477	7.5	120	4,606.57	N
242	2	10,332,855.08	7.7572	0.38500	MTA	60	1	1	60	12	60	3.25000	12.75715	3.25000	480	477	7.5	120	30,981.78	N
243	2	910,098.77	8.2846	1.48292	MTA	60	1	1	60	1	60	4.43698	12.95000	4.43698	360	358	N/A	115	3,555.69	N
244	2	428,000.00	7.6250	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	358	7.5	115	1,691.12	N
245	2	6,087,819.16	7.6767	0.50677	MTA	60	1	1	60	1	60	3.76656	12.95000	3.76656	360	358	N/A	120	21,771.42	N
246	2	1,388,732.75	7.5479	0.63823	MTA	60	1	1	60	1	60	3.58516	10.84376	3.58516	360	358	N/A	115	7,493.82	N
247	2	10,287,449.76	7.2373	0.41053	MTA	60	1	1	60	1	60	3.28755	12.31382	3.28755	360	358	N/A	120	40,084.50	N
248	2	276,750.00	6.6250	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	3.30000	360	358	7.5	115	1,022.92	N
249	2	5,552,555.44	7.4228	0.41449	MTA	60	1	1	60	1	60	3.29467	12.70987	3.29467	360	358	N/A	120	19,732.14	N
5

Assumed Mortgage Loan Number	Loan Group	Current Balance ($)	Current Gross Mortgage Rate (%)	Trust Expense Fee Rate (%)	Index	Initial Rate Period (months)	Second Rate Period (months)	Subsequent Rate Adjustment Frequency (Months)	Fixed or NegAm Period Minimum Payment Adjustment Frequency (Months)	Subsequent Minimum Payment Adjustment Frequency (Months)	Recast Period (Months)	Gross Margin (%)	Maximum Rate (%)	Minimum Rate (%)	Original Term to Maturity (Months)	Remaining Term to Maturity (Months)	Payment Cap (%)	Negative Amortization Limit (%)	Current Principal and Interest Payment ($)	Prefunding Flag
250	2	1,073,425.73	8.1519	0.38500	MTA	60	1	1	60	1	60	3.78150	12.95000	3.78150	360	358	N/A	110	3,843.02	N
251	2	599,131.97	8.9826	1.15500	MTA	60	1	1	60	1	60	4.42882	12.95000	4.42882	360	358	N/A	115	2,336.88	N
252	2	1,210,859.11	7.7689	0.41651	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	358	7.5	115	4,904.35	N
253	2	12,830,780.07	7.6392	0.42622	MTA	60	1	1	60	1	60	3.30528	12.95000	3.30528	360	358	N/A	120	42,691.83	N
254	2	453,708.93	7.8750	0.38500	MTA	60	1	1	60	1	60	4.12500	12.95000	4.12500	360	356	N/A	110	1,691.56	N
255	2	489,220.00	7.1250	0.38500	MTA	60	1	1	60	12	60	2.25000	12.50000	2.25000	360	356	7.5	110	1,677.50	N
256	2	920,000.00	7.8750	0.38500	MTA	60	1	1	60	12	60	2.75000	12.50000	2.75000	360	357	7.5	110	3,737.50	N
257	2	1,336,307.17	7.3443	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	353	7.5	115	5,165.18	N
258	2	4,875,933.17	7.8393	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	354	7.5	115	19,092.30	N
259	2	500,978.50	8.2500	1.13500	MTA	60	1	1	60	1	60	4.37500	12.95000	4.37500	360	355	N/A	115	1,923.83	N
260	2	2,263,922.38	7.5658	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	355	7.5	115	8,558.43	N
261	2	791,852.19	8.1177	0.91535	MTA	60	1	1	60	1	60	4.37500	12.95000	4.37500	360	356	N/A	115	3,053.72	N
262	2	6,050,339.53	8.0070	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95317	2.25000	360	356	7.5	115	23,630.16	N
263	2	1,935,450.62	8.1395	1.13552	MTA	60	1	1	60	1	60	4.48216	12.95000	4.48216	360	357	N/A	115	7,593.95	N
264	2	3,114,229.43	8.0095	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	3.02082	360	357	7.5	115	12,511.74	N
265	2	3,340,738.37	7.4744	0.49413	MTA	60	1	1	60	1	60	3.48040	12.95000	3.48040	360	356	N/A	120	11,410.11	N
266	2	2,221,762.82	7.4288	0.38500	MTA	60	1	1	60	12	60	3.25000	10.94902	3.25000	360	356	7.5	120	13,685.47	N
267	2	7,845,025.30	7.3635	0.41149	MTA	60	1	1	60	1	60	3.37315	12.59980	3.37315	360	357	N/A	120	28,573.79	N
268	2	1,529,557.25	7.2388	0.38500	MTA	60	1	1	60	12	60	2.25000	12.50000	2.25000	360	356	7.5	110	5,393.72	N
269	2	624,000.00	6.7500	0.38500	MTA	60	1	1	60	12	60	2.25000	12.50000	2.25000	360	357	7.5	110	1,950.00	N
270	2	1,054,451.72	7.4672	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	354	7.5	115	4,157.52	N
271	2	1,550,352.35	7.5354	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	355	7.5	115	5,937.47	N
272	2	362,309.85	8.5000	1.29500	MTA	60	1	1	60	1	60	4.37500	12.95000	4.37500	360	356	N/A	115	1,399.15	N
273	2	4,793,885.11	7.5891	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	115	19,017.49	N
274	2	383,989.94	8.6250	1.18500	MTA	60	1	1	60	1	60	4.37500	12.95000	4.37500	360	357	N/A	115	1,482.71	N
275	2	1,319,834.33	8.1194	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	357	7.5	115	5,069.84	N
276	2	1,710,431.46	8.5000	0.38500	MTA	60	1	1	60	1	60	3.25000	12.95000	3.25000	360	353	N/A	120	5,899.32	N
277	2	1,343,910.76	7.1091	0.38500	MTA	60	1	1	60	1	60	3.25000	12.95000	3.25000	360	354	N/A	120	4,432.25	N
278	2	1,433,854.29	7.4677	0.38500	MTA	60	1	1	60	12	60	3.25000	9.95000	3.25000	360	355	7.5	120	8,855.31	N
279	2	5,717,535.65	7.3058	0.38500	MTA	60	1	1	60	1	60	3.33017	12.95000	3.33017	360	356	N/A	120	19,128.71	N
280	2	2,204,196.08	7.4337	0.38500	MTA	60	1	1	60	12	60	3.25000	9.95000	3.25000	360	356	7.5	120	13,601.09	N
281	2	4,896,184.18	7.3298	0.38500	MTA	60	1	1	60	1	60	3.25000	12.95000	3.25000	360	357	N/A	120	16,227.69	N
282	2	2,616,359.58	7.4256	0.38500	MTA	60	1	1	60	12	60	3.25000	9.87265	3.25000	360	357	7.5	120	16,156.77	N
283	2	513,755.24	7.7500	0.38500	MTA	60	1	1	60	1	60	3.87500	12.95000	3.87500	360	356	N/A	110	1,864.24	N
284	2	701,750.00	7.1250	0.38500	MTA	60	1	1	60	12	60	2.25000	12.50000	2.25000	360	356	7.5	110	2,406.25	N
285	2	591,200.00	7.8750	0.38500	MTA	60	1	1	60	12	60	2.25000	12.50000	2.25000	360	357	7.5	110	2,401.75	N
286	2	170,453.00	7.6250	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	353	7.5	115	807.31	N
287	2	305,654.96	9.2500	1.15500	MTA	60	1	1	60	1	60	4.37500	12.95000	4.37500	360	354	N/A	115	1,169.84	N
288	2	257,022.50	7.8750	0.38500	MTA	60	1	1	60	1	60	4.37500	12.95000	4.37500	360	356	N/A	115	994.95	N
289	2	128,382.47	7.8750	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	115	541.33	N
290	2	637,278.24	8.4037	1.23380	MTA	60	1	1	60	1	60	4.27654	12.95000	4.27654	360	357	N/A	115	2,429.83	N
291	2	1,847,733.13	7.4400	0.41513	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	357	7.5	115	7,472.70	N
292	2	1,519,570.50	7.8750	0.38500	MTA	60	1	1	60	1	60	3.25000	12.95000	3.25000	360	354	N/A	120	4,998.77	N
293	2	3,799,219.69	7.8527	0.55509	MTA	60	1	1	60	1	60	3.42739	12.95000	3.42739	360	356	N/A	120	12,866.67	N
294	2	16,208,221.86	7.7711	0.38500	MTA	60	1	1	60	1	60	3.54891	12.95000	3.54891	360	357	N/A	120	55,609.98	N
295	2	1,570,706.04	9.3750	0.38500	MTA	60	1	1	60	1	60	4.37500	12.95000	4.37500	360	354	N/A	110	5,985.25	N
296	2	5,977,963.33	8.0916	0.38500	MTA	60	1	1	60	1	60	3.57173	12.95000	3.57173	360	356	N/A	110	20,693.53	N
297	2	1,318,472.00	6.9202	0.38500	MTA	60	1	1	60	12	60	2.25000	12.50000	2.25000	360	356	7.5	110	4,296.50	N
298	2	1,630,205.41	7.6763	0.40395	MTA	60	1	1	60	12	60	2.25000	11.53377	2.25000	360	357	7.5	110	6,179.70	N
299	2	725,420.83	7.6464	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	353	7.5	115	3,152.51	N

6

Assumed Mortgage Loan Number	Loan Group	Current Balance ($)	Current Gross Mortgage Rate (%)	Trust Expense Fee Rate (%)	Index	Initial Rate Period (months)	Second Rate Period (months)	Subsequent Rate Adjustment Frequency (Months)	Fixed or NegAm Period Minimum Payment Adjustment Frequency (Months)	Subsequent Minimum Payment Adjustment Frequency (Months)	Recast Period (Months)	Gross Margin (%)	Maximum Rate (%)	Minimum Rate (%)	Original Term to Maturity (Months)	Remaining Term to Maturity (Months)	Payment Cap (%)	Negative Amortization Limit (%)	Current Principal and Interest Payment ($)	Prefunding Flag
300	2	671,196.38	8.5214	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	354	7.5	115	2,680.51	N
301	2	475,038.66	9.1250	1.13500	MTA	60	1	1	60	1	60	4.37500	12.95000	4.37500	360	355	N/A	115	1,818.89	N
302	2	3,838,829.89	7.6552	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	355	7.5	115	15,412.02	N
303	2	2,116,786.73	8.5632	1.03149	MTA	60	1	1	60	1	60	4.37500	12.95000	4.37500	360	356	N/A	115	8,244.01	N
304	2	7,224,533.94	7.6161	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	115	28,977.18	N
305	2	1,805,509.73	8.6615	1.21982	MTA	60	1	1	60	1	60	4.14903	12.95000	4.14903	360	357	N/A	115	6,763.64	N
306	2	10,361,671.45	7.6042	0.41635	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	357	7.5	115	41,463.80	N
307	2	1,220,156.51	8.3679	0.48126	MTA	60	1	1	60	1	60	3.59325	12.95000	3.59325	360	354	N/A	120	4,211.31	N
308	2	1,241,367.51	7.6582	0.38500	MTA	60	1	1	60	1	60	3.25000	12.95000	3.25000	360	355	N/A	120	4,092.33	N
309	2	22,761,330.35	7.6815	0.40165	MTA	60	1	1	60	1	60	3.32646	12.95000	3.32646	360	356	N/A	120	76,100.21	N
310	2	15,241,361.38	7.7174	0.40396	MTA	60	1	1	60	1	60	3.29826	12.95000	3.29826	360	357	N/A	120	50,867.40	N
311	2	474,335.63	8.3325	0.38500	MTA	1	1	1	60	12	60	3.40000	10.60000	3.40000	480	478	7.5	110	1,947.42	N
312	2	2,007,440.00	7.1913	0.38500	MTA	60	1	1	60	1	60	3.25000	9.95000	3.25000	480	478	N/A	120	12,030.13	N
313	2	229,411.74	9.4325	0.38500	MTA	1	1	1	60	12	60	4.50000	10.45000	4.50000	480	478	7.5	110	977.51	N
314	2	874,244.00	7.0000	0.38500	MTA	60	1	1	60	1	60	3.25000	9.95000	3.25000	480	478	N/A	120	5,099.76	N
315	2	610,022.15	7.6250	0.38500	MTA	60	1	1	60	1	60	3.25000	9.95000	3.25000	480	477	N/A	120	3,863.33	N
316	2	5,616,970.87	7.6898	0.38500	MTA	60	1	1	60	12	60	3.25000	9.95000	3.25000	480	476	7.5	120	35,817.91	N
317	2	4,400,049.46	7.3885	0.38500	MTA	60	1	1	60	12	60	3.25000	9.95000	3.25000	480	477	7.5	120	27,016.35	N
318	2	1,449,466.88	7.3434	0.38500	MTA	60	1	1	60	12	60	3.25000	9.95000	3.25000	480	476	7.5	120	8,842.71	N
319	2	335,868.35	8.1250	0.38500	MTA	60	1	1	60	1	60	3.25000	9.95000	3.25000	480	477	N/A	120	2,266.88	N
320	2	1,512,189.78	7.5712	0.38500	MTA	60	1	1	60	12	60	3.25000	9.95000	3.25000	480	475	7.5	120	9,438.75	N
321	2	1,053,696.47	8.0111	0.38500	MTA	60	1	1	60	12	60	3.25000	9.95000	3.25000	480	476	7.5	120	6,976.04	N
322	2	1,405,039.61	7.9536	0.38500	MTA	60	1	1	60	1	60	3.25000	9.95000	3.25000	480	477	N/A	120	9,279.17	N
323	2	511,738.47	7.1250	0.38500	MTA	60	1	1	60	12	60	3.25000	9.95000	3.25000	480	477	7.5	120	3,028.13	N
324	2	4,421,200.00	7.4676	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.46764	2.25000	360	359	N/A	115	16,460.29	N
325	2	5,382,800.00	7.9244	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.92438	2.25000	360	359	N/A	115	22,089.13	N
326	2	404,000.00	7.7500	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.75000	2.25000	360	359	N/A	115	1,599.17	N
327	2	1,234,400.00	7.8083	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.80825	2.25000	360	359	7.5	115	4,946.08	N
328	2	2,788,400.00	7.4558	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.45576	2.25000	360	359	N/A	115	10,353.71	N
329	2	4,373,205.75	7.0506	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.05061	2.25000	360	358	7.5	110	14,725.00	N
330	2	26,461,254.20	7.5093	0.38500	6 Month Libor	60	6	6	60	6	60	2.32810	12.50932	2.32810	360	358	N/A	115	99,180.89	N
331	2	1,688,096.00	7.6559	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.65585	2.25000	360	358	N/A	115	6,549.59	N
332	2	3,181,961.86	8.6673	0.38500	6 Month Libor	60	6	6	60	6	60	3.25000	12.95000	3.25000	360	358	N/A	120	12,142.81	N
333	2	6,997,419.00	8.0850	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.08496	2.25000	360	358	N/A	115	29,651.31	N
334	2	11,011,340.00	8.0024	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.00238	2.25000	360	358	7.5	115	45,902.46	N
335	2	708,577.59	9.9279	0.38500	6 Month Libor	1	6	6	60	6	60	4.60000	10.95000	4.60000	360	358	7.5	110	3,387.74	N
336	2	7,743,844.89	7.3404	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.34040	2.25000	360	358	7.5	110	27,948.09	N
337	2	3,072,000.00	7.5718	0.38500	6 Month Libor	60	6	6	60	6	60	2.62826	12.57178	3.38794	360	358	N/A	115	11,644.49	N
338	2	640,000.00	7.7500	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.75000	2.25000	360	358	N/A	115	2,533.33	N
339	2	2,016,569.52	8.5481	0.38500	6 Month Libor	60	6	6	60	6	60	3.25000	12.95000	3.25000	360	358	N/A	120	7,698.04	N
340	2	5,091,339.75	8.1645	0.38500	6 Month Libor	60	6	6	60	6	60	3.25000	12.95000	3.25000	360	358	N/A	120	19,447.49	N
341	2	28,539,176.25	7.8595	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.85945	2.25000	360	358	N/A	115	115,552.15	N
342	2	400,000.00	7.6250	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.62500	2.25000	360	358	7.5	115	1,541.67	N
343	2	4,159,437.55	7.3220	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.32199	2.25000	360	358	7.5	110	14,953.36	N
344	2	9,024,642.00	7.4967	0.38500	6 Month Libor	60	6	6	60	6	60	2.51979	12.49665	2.80779	360	358	N/A	115	34,108.46	N
345	2	12,153,000.00	7.8643	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.86432	2.25000	360	358	7.5	115	49,263.40	N
346	2	2,695,870.00	8.1415	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.14154	2.25000	360	358	N/A	115	11,550.77	N
347	2	4,782,624.95	8.0008	0.38500	6 Month Libor	60	6	6	60	6	60	3.25000	12.95000	3.25000	360	358	N/A	120	17,768.74	N
348	2	3,715,950.00	7.8819	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.88190	2.83513	360	358	N/A	115	15,104.72	N
349	2	876,365.45	7.1250	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.12500	4.12500	360	356	N/A	110	2,997.50	N
7

Assumed Mortgage Loan Number	Loan Group	Current Balance ($)	Current Gross Mortgage Rate (%)	Trust Expense Fee Rate (%)	Index	Initial Rate Period (months)	Second Rate Period (months)	Subsequent Rate Adjustment Frequency (Months)	Fixed or NegAm Period Minimum Payment Adjustment Frequency (Months)	Subsequent Minimum Payment Adjustment Frequency (Months)	Recast Period (Months)	Gross Margin (%)	Maximum Rate (%)	Minimum Rate (%)	Original Term to Maturity (Months)	Remaining Term to Maturity (Months)	Payment Cap (%)	Negative Amortization Limit (%)	Current Principal and Interest Payment ($)	Prefunding Flag
350	2	1,996,980.00	7.3604	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.36044	2.25000	360	356	7.5	110	12,218.34	N
351	2	479,840.00	6.8750	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.50000	2.75000	360	357	7.5	110	1,549.48	N
352	2	8,633,450.86	7.2184	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.21844	2.25000	360	357	7.5	110	38,564.80	N
353	2	353,852.43	8.3750	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.37500	2.25000	360	354	N/A	115	1,573.08	N
354	2	6,861,365.82	7.5478	0.38500	6 Month Libor	60	6	6	60	6	60	2.50904	12.54784	2.60009	360	356	N/A	115	25,530.49	N
355	2	2,964,640.12	8.0530	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.05299	2.25000	360	356	7.5	115	12,452.44	N
356	2	568,436.93	7.5766	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.58156	2.25000	360	356	N/A	115	2,157.08	N
357	2	26,372,974.34	7.4096	0.38500	6 Month Libor	60	6	6	60	6	60	2.44065	12.40960	2.44065	360	357	N/A	115	96,470.96	N
358	2	1,632,700.77	8.3182	0.38500	6 Month Libor	60	6	6	60	6	60	3.25000	12.95000	3.25000	360	357	N/A	120	6,037.79	N
359	2	10,374,930.65	8.2101	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.21007	2.25000	360	356	7.5	115	44,932.81	N
360	2	15,365,702.00	8.0713	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.07134	2.80375	360	357	N/A	115	64,920.91	N
361	2	3,868,800.00	8.0374	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.03740	2.25000	360	357	7.5	115	16,240.59	N
362	2	1,367,252.65	7.6250	0.38500	6 Month Libor	60	6	6	12	6	60	2.75000	12.62500	2.75000	360	355	N/A	115	5,026.83	N
363	2	500,000.00	7.5000	0.38500	6 Month Libor	60	6	6	12	6	60	2.75000	12.50000	2.75000	360	357	N/A	115	1,848.10	N
364	2	444,614.77	7.0398	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.03978	4.03978	360	356	N/A	110	1,489.33	N
365	2	1,238,207.80	7.2613	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.26128	2.25000	360	356	7.5	110	7,473.79	N
366	2	1,321,996.35	6.9801	0.38500	6 Month Libor	60	6	6	60	6	60	2.46014	12.50000	2.46014	360	357	7.5	110	4,386.08	N
367	2	20,185,805.16	7.4604	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.46043	2.25000	360	357	7.5	110	92,804.61	N
368	2	5,626,319.64	7.1272	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.12723	2.75000	360	356	N/A	115	19,070.07	N
369	2	22,237,067.38	7.2102	0.38500	6 Month Libor	60	6	6	60	6	60	2.73183	12.21017	2.73183	360	357	N/A	115	76,555.63	N
370	2	3,364,137.67	7.9487	0.38500	6 Month Libor	60	6	6	60	6	60	3.25000	12.95000	3.25000	360	357	N/A	120	12,114.52	N
371	2	3,948,780.97	8.2973	0.38500	6 Month Libor	60	6	6	60	6	60	3.25000	12.95000	3.25000	360	357	N/A	120	14,809.42	N
372	2	770,321.00	7.1186	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.11856	2.25000	360	356	N/A	115	2,637.25	N
373	2	1,594,540.30	7.7676	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.77262	2.25000	360	356	N/A	115	6,315.42	N
374	2	25,732,528.62	7.9409	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.93931	2.25525	360	357	N/A	115	106,295.93	N
375	2	1,052,481.30	7.9892	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.99423	2.25000	360	357	N/A	115	4,369.75	N
376	2	327,230.04	6.7500	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	11.75000	3.75000	360	356	N/A	110	1,017.50	N
377	2	1,767,838.80	7.5389	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.53887	2.25000	360	356	7.5	110	11,085.76	N
378	2	608,000.00	7.8750	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.50000	2.75000	360	357	7.5	110	2,470.00	N
379	2	10,260,378.13	7.5534	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.55339	2.25000	360	357	7.5	110	50,880.98	N
380	2	2,895,554.59	7.4952	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.49519	2.75000	360	356	N/A	115	10,230.06	N
381	2	14,446,643.80	8.1710	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.17104	2.25000	360	356	7.5	115	62,093.41	N
382	2	27,566,232.92	7.6286	0.38500	6 Month Libor	60	6	6	60	6	60	2.50260	12.62860	2.81694	360	357	N/A	115	105,012.70	N
383	2	5,904,896.00	8.0114	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.01137	2.25000	360	357	7.5	115	24,654.18	N
384	2	485,210.00	7.6250	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.62500	2.25000	360	357	N/A	115	1,865.42	N
385	2	3,773,970.36	7.9708	0.38500	6 Month Libor	60	6	6	60	6	60	3.25000	12.95000	3.25000	360	357	N/A	120	13,997.78	N
386	2	1,967,707.00	7.8687	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.86866	2.25000	360	356	7.5	115	7,963.50	N
387	2	1,062,000.00	7.0353	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.03531	2.75000	480	478	N/A	115	2,940.19	N
388	2	1,047,000.00	7.3653	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.36533	2.75000	480	478	N/A	115	2,934.22	N
389	2	1,764,000.00	7.0952	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.09524	2.75000	480	478	N/A	115	4,648.93	N
390	2	499,996.15	7.2500	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.25000	2.75000	480	476	N/A	115	1,408.24	N
391	2	1,077,643.75	7.0281	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.02811	2.75000	480	477	N/A	115	2,855.41	N
392	2	610,949.16	6.8750	0.38500	6 Month Libor	60	6	6	12	6	60	2.75000	11.87500	2.75000	480	476	N/A	115	1,539.90	N
393	2	5,783,888.41	7.2339	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.23385	2.75000	480	476	N/A	115	15,904.64	N
394	2	4,812,434.12	7.2835	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.28351	2.75000	480	477	N/A	115	13,394.50	N
395	2	5,165,689.61	7.2262	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.22615	2.75000	480	476	N/A	115	13,779.78	N
396	2	4,646,272.58	7.5816	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.58160	2.75000	480	477	N/A	115	12,784.80	N
397	2	270,687.41	7.1250	0.38500	6 Month Libor	84	6	6	84	6	60	2.75000	12.12500	2.75000	360	357	N/A	115	915.72	N
398	2	2,620,000.00	6.6732	0.38500	6 Month Libor	120	6	6	120	6	60	2.75000	11.67319	2.75000	360	358	N/A	115	8,726.84	Y
399	2	1,034,400.00	7.9696	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	358	7.5	115	3,823.35	Y

8

Assumed Mortgage Loan Number	Loan Group	Current Balance ($)	Current Gross Mortgage Rate (%)	Trust Expense Fee Rate (%)	Index	Initial Rate Period (months)	Second Rate Period (months)	Subsequent Rate Adjustment Frequency (Months)	Fixed or NegAm Period Minimum Payment Adjustment Frequency (Months)	Subsequent Minimum Payment Adjustment Frequency (Months)	Recast Period (Months)	Gross Margin (%)	Maximum Rate (%)	Minimum Rate (%)	Original Term to Maturity (Months)	Remaining Term to Maturity (Months)	Payment Cap (%)	Negative Amortization Limit (%)	Current Principal and Interest Payment ($)	Prefunding Flag
400	2	728,400.00	7.5317	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	358	7.5	115	2,692.31	Y
401	2	1,251,400.00	7.8363	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	358	7.5	115	4,625.42	Y
402	2	207,650.57	7.5000	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	351	7.5	115	757.72	Y
403	2	583,200.00	8.0000	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	356	7.5	115	2,155.62	Y
404	2	159,920.00	8.1250	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	356	7.5	115	591.10	Y
405	2	278,117.17	7.8750	0.43500	1 Month Libor	60	1	1	60	1	60	2.25000	9.95000	2.25000	360	355	7.5	115	1,022.09	Y
406	2	540,000.00	8.0000	0.38500	MTA	60	1	1	60	12	60	3.25000	10.95000	3.25000	360	358	7.5	115	2,262.13	Y
407	2	572,000.00	7.8750	0.38500	MTA	60	1	1	60	12	60	3.25000	10.95000	3.25000	360	358	7.5	115	2,396.18	Y
408	2	427,500.00	7.8750	0.38500	MTA	60	1	1	60	12	60	3.25000	10.95000	3.25000	480	477	7.5	115	1,707.76	Y
409	2	11,207,860.00	7.9494	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	358	7.5	115	41,426.44	Y
410	2	4,481,318.27	7.9749	0.42594	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	358	7.5	115	16,762.63	Y
411	2	298,350.00	8.1250	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	358	7.5	115	1,102.76	Y
412	2	15,895,642.13	7.6662	0.42545	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	358	7.5	115	59,377.47	Y
413	2	118,332.72	8.1250	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	110	436.15	Y
414	2	229,661.71	7.7500	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	353	7.5	115	844.92	Y
415	2	1,064,500.91	7.9495	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	354	7.5	115	3,918.70	Y
416	2	721,026.27	8.1250	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	355	7.5	115	2,660.16	Y
417	2	3,907,672.39	7.8319	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	115	14,406.52	Y
418	2	5,501,633.69	7.8396	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	357	7.5	115	20,298.36	Y
419	2	360,860.44	8.2500	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	355	7.5	110	1,330.63	Y
420	2	212,498.29	7.2500	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	110	783.59	Y
421	2	1,198,370.96	8.0639	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	355	7.5	115	4,415.11	Y
422	2	3,755,690.21	8.0187	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	115	13,854.07	Y
423	2	7,444,192.88	7.7315	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	357	7.5	115	27,485.66	Y
424	2	2,567,002.56	7.8342	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	115	9,470.47	Y
425	2	2,490,974.75	7.8009	0.43500	MTA	60	1	1	60	12	60	2.25000	10.04808	2.25000	360	357	7.5	115	9,196.50	Y
426	2	405,762.26	7.0000	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	357	7.5	115	1,496.96	Y
427	2	742,444.61	8.2074	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	110	2,730.43	Y
428	2	252,060.00	8.5000	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	357	7.5	110	931.66	Y
429	2	654,418.87	8.5000	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	352	7.5	115	2,402.53	Y
430	2	488,119.34	8.1250	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	353	7.5	115	1,803.74	Y
431	2	1,328,488.71	8.3370	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	354	7.5	115	4,891.91	Y
432	2	2,022,753.66	8.0054	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	355	7.5	115	7,456.13	Y
433	2	5,700,781.24	7.9188	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	115	21,032.36	Y
434	2	15,478,929.81	7.6496	0.43383	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	357	7.5	115	57,144.11	Y
435	2	207,200.00	7.6250	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	356	7.5	115	765.85	Y
436	2	1,126,083.52	7.6292	0.43500	MTA	60	1	1	60	12	60	2.25000	9.95000	2.25000	360	357	7.5	115	4,156.56	Y
437	2	4,066,800.00	7.6664	0.38500	6 Month Libor	60	6	6	60	6	60	2.31452	12.66637	2.31452	360	359	N/A	115	15,731.43	Y
438	2	1,095,200.00	7.1562	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.15623	2.75000	360	359	N/A	115	3,691.50	Y
439	2	4,901,850.00	7.8312	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.83124	2.25000	360	359	N/A	115	19,735.03	Y
440	2	1,180,500.00	7.2181	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.21807	2.75000	360	359	N/A	115	4,107.88	Y
441	2	19,566,520.00	7.5881	0.38500	6 Month Libor	60	6	6	60	6	60	2.44582	12.58810	2.44582	360	358	N/A	115	74,777.00	Y
442	2	2,086,300.00	7.6137	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	13.61373	7.61401	360	358	N/A	115	8,021.35	Y
443	2	507,999.00	8.3750	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	14.37500	8.38000	360	358	7.5	115	2,275.41	Y
444	2	13,189,758.00	8.0726	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.07259	2.25000	360	358	N/A	115	55,755.21	Y
445	2	17,191,840.00	7.3277	0.38500	6 Month Libor	60	6	6	60	6	60	2.67790	12.32769	2.67790	360	358	N/A	115	60,862.18	Y
446	2	3,367,600.00	7.7357	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	13.73570	7.73894	360	358	N/A	115	13,289.95	Y
447	2	28,421,919.25	8.0126	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.01260	2.25000	360	358	N/A	115	118,739.61	Y
448	2	20,874,446.00	7.6528	0.38500	6 Month Libor	60	6	6	60	6	60	2.48220	12.65282	2.48220	360	358	N/A	115	79,591.41	Y
449	2	7,466,592.00	7.2213	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	13.22125	7.22335	360	358	N/A	115	26,265.32	Y
9

Assumed Mortgage Loan Number	Loan Group	Current Balance ($)	Current Gross Mortgage Rate (%)	Trust Expense Fee Rate (%)	Index	Initial Rate Period (months)	Second Rate Period (months)	Subsequent Rate Adjustment Frequency (Months)	Fixed or NegAm Period Minimum Payment Adjustment Frequency (Months)	Subsequent Minimum Payment Adjustment Frequency (Months)	Recast Period (Months)	Gross Margin (%)	Maximum Rate (%)	Minimum Rate (%)	Original Term to Maturity (Months)	Remaining Term to Maturity (Months)	Payment Cap (%)	Negative Amortization Limit (%)	Current Principal and Interest Payment ($)	Prefunding Flag
450	2	700,000.00	7.1250	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	13.12500	7.13000	360	358	7.5	115	2,406.25	Y
451	2	1,048,000.00	8.9242	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.92416	2.25000	360	358	N/A	115	5,173.77	Y
452	2	904,000.00	8.2927	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	14.29269	8.29628	360	358	N/A	115	3,987.17	Y
453	2	90,400.00	10.0000	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	16.00000	10.00000	360	358	7.5	115	527.33	Y
454	2	306,295.22	8.0000	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.00000	2.25000	360	355	N/A	115	1,266.67	Y
455	2	2,214,418.99	7.1596	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.15959	2.75000	360	356	N/A	115	7,522.79	Y
456	2	3,051,623.96	7.5468	0.38500	6 Month Libor	60	6	6	60	6	60	2.49440	12.54677	2.49440	360	357	N/A	115	11,487.34	Y
457	2	3,884,231.00	8.0993	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.09927	2.25000	360	357	N/A	115	16,472.58	Y
458	2	1,097,648.24	7.4692	0.38500	6 Month Libor	60	6	6	60	6	60	2.55820	12.46924	5.00553	360	356	N/A	115	4,139.82	Y
459	2	1,835,226.26	7.7227	0.38500	6 Month Libor	60	6	6	60	6	60	2.53879	12.72271	2.53879	360	357	N/A	115	7,159.06	Y
460	2	302,225.35	7.8750	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.87500	2.25000	360	354	N/A	115	1,218.75	Y
461	2	3,356,006.00	7.9661	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	12.96608	2.25000	360	357	N/A	115	13,858.84	Y
462	2	694,239.00	8.3385	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.33845	2.25000	360	356	N/A	115	3,083.60	Y
463	2	4,921,288.00	7.5998	0.38500	6 Month Libor	60	6	6	60	6	60	2.48989	12.59982	2.71284	360	357	N/A	115	19,023.56	Y
464	2	319,200.00	6.9493	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.94925	6.94925	360	357	N/A	115	1,050.50	Y
465	2	156,792.00	8.1250	0.38500	6 Month Libor	60	6	6	60	6	60	2.25000	13.12500	2.25000	360	357	N/A	115	669.63	Y
466	2	2,393,000.00	7.4791	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.47911	2.75000	480	479	N/A	115	7,060.53	Y
467	2	640,000.00	6.8750	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	11.87500	2.75000	480	479	N/A	115	1,618.28	Y
468	2	9,102,998.83	7.1981	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.19811	2.75000	480	478	N/A	115	24,882.53	Y
469	2	7,952,050.00	7.2804	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.28044	2.75000	480	478	N/A	115	21,144.54	Y
470	2	695,000.00	6.7500	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	11.75000	2.75000	480	477	N/A	115	1,757.35	Y
471	2	1,191,000.00	7.2939	0.38500	6 Month Libor	60	6	6	60	6	60	2.75000	12.29387	2.75000	480	477	N/A	115	3,258.49	Y
472	2	472,000.00	6.5000	0.38500	6 Month Libor	84	6	6	84	6	60	2.75000	11.50000	2.75000	360	359	N/A	115	1,518.14	Y
473	2	750,000.00	7.1250	0.38500	6 Month Libor	84	6	6	84	6	60	2.75000	12.12500	2.75000	360	358	N/A	115	2,543.66	Y

10

HarborView Mortgage Loan Pass-Through
Certificates

Series 2007-2

Exhibit A

Table of Contents

The Originators - Page 1

Paul Financial, LLC

American Home Mortgage Corp.

The Servicers - Page 9

GMAC Mortgage, LLC

American Home Mortgage Servicing, Inc.

Central Mortgage Company

The Master Servicer and Securities Administrator - Page 20

Wells Fargo Bank, N.A.

The Custodian and Trustee - Page 21

Deutsche Bank National Trust Company

The Certificate Insurer - Page 22

Ambac Assurance Corporation

THE ORIGINATORS

Paul Financial, LLC

Paul Financial, LLC is a Delaware limited liability company engaged in the mortgage banking business, which consists of the origination, acquisition, sale and servicing of residential mortgage loans secured primarily by one- to four-unit family residences. Mortgage loans are originated primarily through Paul Financial’s wholesale division, through a network of independent mortgage loan brokers approved by Paul Financial. In addition, Paul Financial may acquire mortgage loans from approved correspondent lenders under a program where Paul Financial delegates to the correspondent the obligation to underwrite the mortgage loans to Paul Financial standards.

The executive offices of Paul Financial are located at 1401 Los Gamos Drive, San Rafael, California 94903.

Paul Financial’s Underwriting Guidelines.

All of the mortgage loans sold to the Seller by Paul Financial (the “Paul Financial Mortgage Loans”) were originated generally in accordance with the underwriting criteria described in this section.

Paul Financial’s underwriting guidelines are applied to evaluate the applicant, the property and the applicant’s income, employment and credit history in the context of the loan program and documentation requirements. These are guidelines only and each loan is evaluated based upon its own merits. Exceptions to the guidelines may be acceptable if there are compensating factors.

An applicant’s creditworthiness is determined based on the borrower’s ability and willingness to repay the loan. The loan decision is based upon the applicant’s financial information, employment and income stability, credit history and collateral value.

The nature of the information that a borrower is required to disclose and whether the information is verified depends, in part, on the documentation program used in the origination process. The data used by Paul Financial to complete the underwriting analysis may be obtained by a third party, generally a mortgage broker. In addition, for mortgage loans acquired from correspondent lenders, the underwriting of a mortgage loan may not have been reviewed by Paul Financial before acquisition of the mortgage loan. The correspondent represents that Paul Financial’s underwriting standards have been met. After purchasing mortgage loans under those circumstances, Paul Financial conducts a quality control review based on a variety of factors, including Paul Financial’s prior experience with the correspondent lender and the results of the quality control review process itself.

The Paul Financial Mortgage Loans have been underwritten under one of the following documentation programs:

Full/Alternative Documentation: The guidelines for this program require verification of employment, income and assets.

Reduced Documentation: The guidelines for this program do not require verification of income. Employment must be verified for 2 full years. Verbal verification of employment is required prior to closing. Assets are verified for reserves, closing costs and down payment. Ratios are calculated based on stated income.

Stated Income/Stated Asset Documentation: The guidelines for this program do not require verification of income or assets.

1

No Income Documentation: The guidelines for this program do not require disclosure or verification of income.

No Income/No Asset Documentation: The guidelines for this program do not require disclosure or verification of income or assets.

No Income/No Employment Documentation: The guidelines for this program do not require disclosure or verification of income or employment.

No Income/No Asset/ No Employment Documentation: The guidelines for this program do not require disclosure or verification of income or assets or employment.

For all wholesale mortgage loans originated by Paul Financial, Paul Financial obtains a credit report relating to the applicant from a credit reporting company. The credit report typically contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcy, dispossession, suits or judgments. Adverse information in the credit report may require an explanation by the prospective borrower.

Each credit report provides up to three credit scores for each borrower. Statistical credit scores are designed to assess a borrower’s creditworthiness and likelihood to default on a consumer obligation over a two-year period based on a borrower’s credit history. Credit scores were not developed to predict the likelihood of default on mortgage loans and, accordingly, may not be indicative of the ability of a mortgagor to repay its mortgage loan. Credit scores range from approximately 350 to approximately 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. Most of the mortgage programs that Paul Financial offers have a minimum score “floor” of 640.

Paul Financial’s underwriting standards are applied by or on behalf of Paul Financial to evaluate the prospective borrower’s credit standing and repayment ability and the value and adequacy of the mortgaged property as collateral. Except under the No Income programs, a prospective borrower must generally demonstrate that the ratio of the borrower’s monthly housing expenses (including interest on the proposed mortgage loan and, as applicable, the related monthly portion of property taxes, hazard insurance and mortgage insurance) to the borrower’s monthly gross income and the ratio of total monthly debt to the monthly gross income (the “debt-to-income” ratios) are within acceptable limits. (If the prospective borrower has applied for a 2/6 Mortgage Loan, a 3/6 Mortgage Loan, a 5/6 Mortgage Loan, a 7/6 Mortgage Loan or a 10/6 Mortgage Loan, the interest component of the monthly mortgage expense is calculated based on the initial loan interest rate.) If the prospective borrower has applied for a negative amortization loan, the interest component of the monthly housing expense calculation is based upon the greater of 5.50% or the initial interest rate on the mortgage loan. The maximum acceptable debt-to-income ratio, which is determined on a loan-by-loan basis, varies depending on a number of underwriting criteria, including the loan-to-value ratio, loan purpose, loan amount and credit history of the borrower. In addition to meeting the debt-to-income ratio guidelines, each prospective borrower is required to have sufficient cash resources to pay the down payment and closing costs. These are guidelines only and each loan is evaluated based upon its own merits. Exceptions to Paul Financial’s underwriting guidelines may be made if compensating factors are demonstrated by a prospective borrower.

Except for certain negative amortization loan programs, Paul Financial may provide secondary financing to a mortgagor simultaneously with the origination of a first mortgage loan, subject to the following limitations: The loan-to-value ratio of the senior (i.e., first) lien may not exceed 80% and the combined loan-to-value ratio may not exceed 100% at origination. Except as noted, Paul Financial’s underwriting guidelines do not prohibit or otherwise restrict a mortgagor from obtaining secondary financing from lenders other than Paul Financial, whether at origination of the mortgage loan or thereafter.

2

Paul Financial obtains appraisals from independent appraisers or appraisal services for properties that are to secure mortgage loans. The appraisers inspect and appraise the proposed mortgaged property and verify that the property is in acceptable condition. Following each appraisal, the appraiser prepares a report which includes a market data analysis based on recent sales of comparable homes in the area and, when deemed appropriate, a replacement cost analysis based on the current cost of constructing a similar home. All appraisals are required to conform to Fannie Mae or Freddie Mac appraisal standards then in effect.

Paul Financial requires title insurance on all of its mortgage loans secured by first liens on real property. Paul Financial also requires that fire and extended coverage casualty insurance be maintained on the mortgaged property in an amount at least equal to the principal balance of the related single-family mortgage loan or the replacement cost of the mortgaged property, whichever is less.

The following are general descriptions with respect to the different documentation types offered by Paul Financial on its mortgage loan programs. Loan-to-value, cash-out and loan amount limitations may be affected by a number of factors, such as property type, number of units, credit score, combined loan-to-value, and purpose. As used in this free writing prospectus, a refinance mortgage loan is classified as a cash-out refinance mortgage loan by Paul Financial if the borrower retains an amount equal to or greater than the lesser of 2% of the entire amount of the proceeds from the refinancing of the existing loan, or $2,000.

Paul Financial’s Full/Alternative Documentation underwriting guidelines generally allow loan-to-value ratios at origination of up to 80% for purchase money or rate and term refinance mortgage loans with original principal balances of up to $1,000,000, up to 75% for mortgage loans with original principal balances of up to $2,000,000, and up to 70% for mortgage loans with original principal balances of up to $2,500,000. For cash-out refinance mortgage loans, Paul Financial’s underwriting guidelines generally allow a loan-to-value ratio at origination of up to 80% for mortgage loans with original principal balances of up to $1,000,000, up to 75% loan-to-value for mortgage loans with original principal balances of up to $1,500,000, and up to 70% loan-to-value for mortgage loans with original principal balances of up to $2,000,000. The maximum “cash-out” amount permitted is $350,000 and is based in part on the original loan-to-value ratio of the related mortgage loan.

Under the Reduced Documentation program, the mortgage loan application is reviewed to determine that the stated income is reasonable for the borrower’s employment. Generally, employment is verified by verbal verification. Paul Financial obtains from a prospective borrower either a verification of deposit or bank statements for a two-month period within 120 days of the date of the mortgage loan application or verbal verification of employment. Since information relating to a prospective borrower’s income is not verified, the borrower’s debt-to-income ratios are calculated based on the information provided by the borrower in the mortgage loan application.

Paul Financial’s Reduced Documentation underwriting guidelines generally allow loan-to-value ratios at origination of up to 80% for purchase money or rate and term refinance mortgage loans with original principal balances of up to $1,000,000, up to 75% loan-to-value for mortgage loans with original principal balances of up to $2,000,000, and up to 70% loan-to-value for mortgage loans with original principal balances of up to $2,500,000. For cash-out refinance mortgage loans, Paul Financial’s underwriting guidelines generally allow a loan-to-value ratio at origination of up to 80% for mortgage loans with original principal balances of up to $650,000, and up to 70% loan-to-value for mortgage loans with original principal balances of up to $1,500,000 and up to 65% loan-to-value for mortgage loans with original principal balances of up to $2,000,000. The maximum “cash-out” amount permitted is $350,000 and is based in part on the original loan-to-value ratio of the related mortgage loan.

3

Under the Stated Income/Stated Asset documentation program, the mortgage loan application is reviewed to determine that the stated income is reasonable for the borrower’s employment and that the stated assets are consistent with the borrower’s income. This program permits maximum loan-to-value ratios up to 80% for mortgage loans with original principal balances of up to $650,000, and up to 70% loan-to-value for mortgage loans with original principal balances of up to $1,000,000, and up to 65% loan-to-value for mortgage loans with original principal balances of up to $2,000,000. For cash-out refinance mortgage loans, Paul Financial’s underwriting guidelines generally allow a loan-to-value ratio at origination of up to 75% for mortgage loans with original principal balances of up to $400,000, and up to 70% loan-to-value for mortgage loans with original principal balances of up to $650,000. The maximum “cash-out” amount permitted is $250,000 and is based in part on the original loan-to-value ratio of the related mortgage loan.

Under the No Income Documentation program, no documentation relating to a prospective borrower’s income is required and therefore debt-to-income ratios are not calculated or included in the underwriting analysis, or if the documentation or calculations are included in a mortgage loan file, they are not taken into account for purposes of the underwriting analysis. This program permits maximum loan-to-value ratios up to 80% for mortgage loans with original principal balances of up to $650,000, and up to 75% loan-to-value for mortgage loans with original principal balances of up to $1,500,000, and up to 70% loan to value mortgage loans with original principal balances of up to $2,000,000. For cash-out refinance mortgage loans, Paul Financial’s underwriting guidelines generally allow a loan-to-value ratio at origination of up to 80% for mortgage loans with original principal balances of up to $650,000, and up to 75% loan-to-value for mortgage loans with original principal balances of up to $1,000,000. The maximum “cash-out” amount permitted is $300,000 and is based in part on the original loan-to-value ratio of the related mortgage loan.

Under the No Income/No Employment Documentation program, no documentation relating to a prospective borrower’s income or employment is required and therefore debt-to-income ratios are not calculated or included in the underwriting analysis, or if the documentation or calculations are included in a mortgage loan file, they are not taken into account for purposes of the underwriting analysis. This program permits maximum loan-to-value ratios up to 80% for mortgage loans with original principal balances of up to $650,000 up to 70% loan-to-value for mortgage loans with original principal balances of up to $1,000,000, and up to 65% loan-to-value for mortgage loans with original principal balances of up to $2,000,000. For cash-out refinance mortgage loans, Paul Financial’s underwriting guidelines generally allow a loan-to-value ratio at origination of up to 70% for mortgage loans with original principal balances of up to $300,000, up to 65% loan-to-value for mortgage loans with original principal balances of up to $400,000, up to 60% loan-to-value for mortgage loans with original principal balances of up to $650,000 and up to 50% loan-to-value for mortgage loans with original principal balances of up to $1,000,000. The maximum “cash-out” amount permitted is $100,000 and is based in part on the original loan-to-value ratio of the related mortgage loan.

Under the No income/No Asset Documentation program, no documentation relating to a prospective borrower’s income or assets is required and therefore debt-to-income ratios are not calculated or included in the underwriting analysis, or if the documentation or calculations are included in a mortgage loan file, they are not taken into account for purposes of the underwriting analysis. This program permits maximum loan-to-value ratios up to 80% for mortgage loans with original principal balances of up to $650,000, up to 70% loan-to-value for mortgage loans with original principal balances of up to $1,000,000, and up to 65% loan-to-value for mortgage loans with original principal balances of up to $2,000,000. For cash-out refinance mortgage loans, Paul Financial’s underwriting guidelines generally allow a loan-to-value ratio at origination of up to 70% for mortgage loans with original principal balances of up to $300,000, up to 65% loan-to-value for mortgage loans with original principal balances of up to $400,000, up to 60% loan-to-value for mortgage loans with original principal balances of up to $650,000 and up to 50% loan-to-value for mortgage loans with original principal balances of up to $1,000,000. The maximum “cash-out” amount permitted is $100,000 and is based in part on the original loan-to-value ratio of the related mortgage loan.

4

Under the No Income/No Asset/No Employment Documentation program, no documentation relating to a perspective borrower’s income, assets or employment is required and therefore debt to income ratios are not calculated or included in the underwriting analysis. This program permits maximum loan-to-value ratios up to 80% for mortgage loans with original principal balances of up to $650,000. For cash-out refinance mortgage loans, Paul Financial’s underwriting guidelines generally allow a loan-to-value ratio at origination of up to 75% for mortgage loans with original principal balances of up to $650,000. The maximum “cash-out” amount permitted is $100,000 and is based in part on the original loan-to-value ratio of the related mortgage loan.

5

American Home Mortgage Corp.

General

American Home Mortgage Corp. (“American Home”) is a New York corporation. American Home conducts lending through retail and wholesale loan production offices and its correspondent channel as well as its direct-to-consumer channel supported by American Home’s call center. American Home operates more than 550 retail and wholesale loan production offices located in 47 states and the District of Columbia and makes loans throughout all 50 states and the District of Columbia. American Home has been originating mortgage loans since its incorporation in 1988, and has been originating adjustable-rate mortgage (“ARM”) loans since such date. The principal executive offices of American Home are located at 538 Broadhollow Road, Melville, New York 11747.

The following table reflects American Home’s originations of long reset ARM loans for the past three years:

Long Reset ARM Loans	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2006
Number of Loans	21,749	43,471	30,624
Principal Balance	$5,184,362,416	$11,525,035,476	$9,401,339,446

With respect to the table above, a long reset ARM is any ARM loan with an initial fixed-rate period of five years or longer.

American Home is not aware of any material legal proceedings pending against it or against any of its property, including any proceedings known to be contemplated by governmental authorities material to the holders of the certificates.

Underwriting Criteria

The following information generally describes American Home’s underwriting guidelines with respect to mortgage loans originated pursuant to its “conforming” or “prime” underwriting guidelines and its Alt-A underwriting guidelines.

The mortgage loans have been purchased or originated, underwritten and documented in accordance with the guidelines of Fannie Mae, Freddie Mac, the Federal Housing Administration (FHA), the U.S. Department of Veterans Affairs (VA), the U.S. Department of Agriculture Guaranteed Rural Housing Program (GRH), Ginnie Mae, the underwriting guidelines of specific private investors, and the non-conforming or Alt-A underwriting guidelines established by American Home. Conforming conventional loans must generally be approved by the Desktop Underwriter and Loan Prospector automated underwriting systems of Fannie Mae and Freddie Mac. FHA and VA loans are generally approved by these same automated underwriting systems.

American Home’s non-conforming underwriting guidelines are similar to those of the government sponsored enterprises Fannie Mae and Freddie Mac, but these loans are “non-conforming” in that they may not conform to the maximum loan amounts and in some cases to the underwriting guidelines of Fannie Mae and Freddie Mac. These non-conforming loans do not conform to and are not insurable by the Federal Housing Administration nor can they be guaranteed by the U.S. Department of Veterans Affairs.

6

American Home’s underwriting philosophy is to weigh all risk factors inherent in the loan file, giving consideration to the individual transaction, borrower profile, the level of documentation provided and the property used to collateralize the debt. These standards are applied in accordance with applicable federal and state laws and regulations. Exceptions to the underwriting standards may be permitted where compensating factors are present. In the case of investment properties and two- to four-unit dwellings, income derived from the mortgaged property may have been considered for underwriting purposes, in addition to the income of the mortgagor from other sources. With respect to second homes and vacation properties, no income derived from the property will have been considered for underwriting purposes. Because each loan is different, American Home expects and encourages underwriters to use professional judgment based on their experience in making a lending decision.

American Home underwrites a borrower’s creditworthiness based solely on information that American Home believes is indicative of the applicant’s willingness and ability to pay the debt they would be incurring.

Non-conforming loans are generally documented to the requirements of Fannie Mae and Freddie Mac, in that the borrower provides the same information on the loan application along with documentation to verify the accuracy of the information on the application such as income, assets, other liabilities, etc. Certain non-conforming stated income or stated asset products allow for less verification documentation than Fannie Mae or Freddie Mac require. Certain non-conforming Alt-A products also allow for less verification documentation than Fannie Mae or Freddie Mac require. For these Alt-A products, the borrower may not be required to verify employment income, assets required to close or both. For some other Alt-A products, the borrower is not required to provide any information regarding employment income, assets required to close or both. Alt-A products with less verification documentation generally have other compensating factors such as higher credit score or lower loan-to-value requirements.

American Home obtains a credit report for each borrower that summarizes each borrower’s credit history. The credit report contains information from the three major credit repositories, Equifax, Experian and TransUnion. These companies have developed scoring models to identify the comparative risk of delinquency among applicants based on characteristics within the applicant’s credit report. A borrower’s credit score represents a comprehensive view of the borrower’s credit history risk factors and is indicative of whether a borrower is likely to default on a loan. Some of the factors used to calculate credit scores are a borrower’s incidents of previous delinquency, the number of credit accounts a borrower has, the amount of available credit that a borrower has utilized, the source of a borrower’s existing credit, and recent attempts by a borrower to obtain additional credit. Applicants who have higher credit scores will, as a group, have fewer defaults than those who have lower credit scores. The minimum credit score allowed by American Home non-conforming loan guidelines for these loans is 620 and the average is typically over 700. For American Home Alt-A products, the minimum credit score is generally 580. If the borrowers do not have a credit score they must have an alternative credit history showing at least three trade lines with no payments over 60 days past due in the last twelve months.

In addition to reviewing the borrower’s credit history and credit score, American Home underwriters closely review the borrower’s housing payment history. In general, for non-conforming loans the borrower should not have made any mortgage payments over 30 days after the due date for the most recent twelve months. In general, for Alt-A loans, the borrower may have no more than one payment that was made over 30 days after the due date for the most recent twelve months.

In order to determine if a borrower qualifies for a non-conforming loan, the loans have been either approved by Fannie Mae’s Desktop Underwriter, Freddie Mac’s Loan Prospector automated underwriting systems, a customized form of Fannie Mae’s Desktop Underwriter called Custom Desktop Underwriter, or they have been manually underwritten by American Home’s underwriters. American Home’s Alt-A loan products generally have been approved manually by contract underwriters provided by certain mortgage insurance companies or by American Home’s senior underwriters. American Home Solutions products must receive an approval from the Assetwise automated underwriting system. For manually underwritten loans, the underwriter must ensure that the borrower’s income will support the total housing expense on an ongoing basis. Underwriters may give consideration to borrowers who have demonstrated an ability to carry a similar or greater housing expense for an extended period. In addition to the monthly housing expense, the underwriter must evaluate the borrower’s ability to manage all recurring payments on all debts, including the monthly housing expense. When evaluating the ratio of all monthly debt payments to the borrower’s monthly income (debt-to-income ratio), the underwriter should be aware of the degree and frequency of credit usage and its impact on the borrower’s ability to repay the loan. For example, borrowers who lower their total obligations should receive favorable consideration and borrowers with a history of heavy usage and a pattern of slow or late payments should receive less flexibility.

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Every mortgage loan is secured by a property that has been appraised by a licensed appraiser in accordance with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation. The appraisers perform on-site inspections of the property and report on the neighborhood and property condition in factual and specific terms. Each appraisal contains an opinion of value that represents the appraiser’s professional conclusion based on market data of sales of comparable properties and a logical analysis with adjustments for differences between the comparable sales and the subject property and the appraiser’s judgment. In addition, each appraisal is reviewed for accuracy and consistency by American Home’s vendor management company or an underwriter of American Home or a mortgage insurance company contract underwriter.

The appraiser’s value conclusion is used to calculate the ratio (loan-to-value) of the loan amount to the value of the property. For loans made to purchase a property, this ratio is based on the lower of the sales price of the property and the appraised value. American Home sets various maximum loan-to-value ratios based on the loan amount, property type, loan purpose and occupancy of the subject property securing the loan. In general, American Home requires lower loan-to-value ratios for those loans that are perceived to have a higher risk, such as high loan amounts, loans in which additional cash is being taken out on a refinance transaction, loans on second homes or loans on investment properties. A lower loan-to-value ratio requires a borrower to have more equity in the property, which is a significant additional incentive to the borrower to avoid default on the loan. In addition, for all loans in which the loan-to-value ratio exceeds 80%, American Home requires that the loan be insured by a private mortgage insurance company that is approved by Fannie Mae and Freddie Mac. Loans with higher loan-to-value ratios require higher coverage levels. For example, non-conforming loans with loan-to-value ratios of 85%, 90% and 95% require mortgage insurance coverage of 12%, 25% and 30%, respectively. Alt-A loans with full or alternative documentation and loan-to-value ratios of 85%, 90%, 95% and 97% require mortgage insurance coverage of 12-20%, 25%, 30% and 35%, respectively. Alt-A loans with loan-to-value ratios up to 100% require 35% coverage.

American Home realizes that there may be some acceptable quality loans that fall outside published guidelines and encourages “common sense” underwriting. Because a multitude of factors are involved in a loan transaction, no set of guidelines can contemplate every potential situation. Therefore, each case is weighed individually on its own merits and exceptions to American Home’s underwriting guidelines are allowed if sufficient compensating factors exist to offset any additional risk due to the exception.

American Home is an affiliate of American Home Mortgage Servicing, Inc., one of the Servicers.

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THE SERVICER

GMAC Mortgage, LLC

GMAC Mortgage, LLC is a Delaware limited liability company and a wholly-owned subsidiary of GMAC Residential Holding Company, LLC, which is a wholly owned subsidiary of Residential Capital, LLC ("ResCap"). ResCap is a wholly-owned subsidiary of GMAC Mortgage Group, LLC, which is a wholly-owned subsidiary of GMAC LLC ("GMAC").

GMAC Mortgage, LLC and its predecessor entity began acquiring, originating and servicing residential mortgage loans in 1985 through its acquisition of Colonial Mortgage Service Company, which was formed in 1926, and the loan administration, servicing operations and portfolio of Norwest Mortgage, which entered the residential mortgage loan business in 1906. These businesses formed the original basis of what is now GMAC Mortgage, LLC.

GMAC Mortgage, LLC maintains its executive and principal offices at 100 Witmer Road, Horsham, Pennsylvania 19044. Its telephone number is (215) 682 1000.

The diagram below illustrates the ownership structure among the parties affiliated with GMAC Mortgage, LLC.

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          Servicing Activities

GMAC Mortgage, LLC generally retains the servicing rights with respect to loans it sells or securitizes, and also occasionally purchases mortgage servicing rights from other servicers or acts as a subservicer of mortgage loans (and does not hold the corresponding mortgage servicing right asset).

       As of December 31, 2006, GMAC Mortgage, LLC acted as primary servicer and owned the corresponding servicing rights on approximately 2,219,029 of residential mortgage loans having an aggregate unpaid principal balance of approximately $276 billion, and GMAC Mortgage, LLC acted as subservicer (and did not own the corresponding servicing rights) on approximately 328,865 loans having an aggregate unpaid principal balance of over $61.4 billion.

The following tables set forth the dollar amount of mortgage loans serviced by GMAC Mortgage, LLC for the periods indicated, and the number of such loans for the same period. GMAC Mortgage, LLC was the servicer of a residential mortgage loan portfolio of approximately $150.4 billion, $12.5 billion, $21.2 billion and $6.67 billion during the year ended December 31, 2002 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. GMAC Mortgage, LLC was the servicer of a residential mortgage loan portfolio of approximately $203.9 billion, $32.2 billion, $18.8 billion and $21.0 billion during the year ended December 31, 2006 backed by prime conforming mortgage loans, prime non-conforming mortgage loans, government mortgage loans and second-lien mortgage loans, respectively. The percentages shown under “Percentage Change from Prior Year” represent the ratio of (a) the difference between the current and prior year volume over (b) the prior year volume.

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GMAC Mortgage, LLC PRIMARY SERVICING PORTFOLIO
($ IN MILLIONS)

	For the Year Ended December 31,
	2006	2005	2004	2003	2002
Prime conforming mortgage loans
No. of Loans	1,455,919	1,392,870	1,323,249	1,308,284	1,418,843
Dollar Amount of Loans	$203,894	$186,364	$165,521	$153,601	$150,421
Percentage Change from Prior Year	9.41%	12.59%	7.76%	2.11%	N/A
Prime non-conforming mortgage loans
No. of Loans	67,462	69,488	53,119	34,041	36,225
Dollar Amount of Loans	$32,220	$32,385	$23,604	$13,937	$12,543
Percentage Change from Prior Year	(0.51)%	37.20%	69.36%	11.12%	N/A
Government mortgage loans
No. of Loans	181,563	181,679	191,844	191,023	230,085
Dollar Amount of Loans	$18,843	$18,098	$18,328	$17,594	$21,174
Percentage Change from Prior Year	4.12%	(1.25)%	4.17%	(16.91)%	N/A
Second-lien mortgage loans
No. of Loans	514,085	392,261	350,334	282,128	261,416
Dollar Amount of Loans	$20,998	$13,034	$10,374	$7,023	$6,666
Percentage Change from Prior Year	61.10%	25.64%	47.71%	5.36%	N/A
Total mortgage loans serviced
No. of Loans	2,219,029	2,036,298	1,918,546	1,815,476	1,946,569
Dollar Amount of Loans	$275,955	$249,881	$217,827	$192,155	$190,804
Percentage Change from Prior Year	10.43%	14.72%	13.36%	0.71%	N/A

Billing and Payment Procedures. As servicer, GMAC Mortgage, LLC collects and remits mortgage loan payments, responds to borrower inquiries, accounts for principal and interest, holds custodial and escrow funds for payment of property taxes and insurance premiums, counsels or otherwise works with delinquent borrowers, supervises foreclosures and property dispositions and generally administers the loans. GMAC Mortgage, LLC sends monthly invoices or annual coupon books to borrowers to prompt the collection of the outstanding payments. Borrowers may elect for monthly payments to be deducted automatically from bank accounts on the same day every month or may take advantage of on demand electronic payments made over the internet or via phone.

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American Home Mortgage Servicing, Inc.

American Home Mortgage Servicing, Inc. (“American Home Servicing”), referred to in this free writing prospectus as a Servicer and in this section as the Servicer, is a Maryland corporation. The Servicer is engaged in the business of servicing single family residential mortgage loans secured by properties located in all 50 states and the District of Columbia. The Servicer has been servicing mortgage loans since its incorporation in 1972. The Servicer may use subservicers with respect to all or a portion of the mortgage loans, although the Servicer is not using any subservicers as of the Cut-off Date.

The Servicer will send statements to borrowers and process the payments as received by depositing them within two business days into a custodial account. If the borrower is delinquent, the Servicer will attempt to contact the borrower in an effort to make the borrower current. If the borrower is delinquent for 90 days or more, the Servicer will begin the foreclosure process with respect to the borrower. As part of the foreclosure process, a sale of the property may occur in which the Servicer may take possession of the property as “real estate owned” property, commonly known as an REO property. The Servicer will manage any REO property in an attempt to maximize the proceeds from the sale to a third party.

The following table shows the size, composition, and growth of the Servicer’s portfolio of long reset ARM loans for the past three years:

Long Reset ARM Loans	As of December 31, 2004	As of December 31, 2005	As of December 31, 2006
Number of Loans	26,199	52,505	43,350
Principal Balance	$5,780,463,715	$12,844,011,591	$10,907,479,663

With respect to the table above, a long reset ARM is any ARM loan with an initial fixed-rate period of five years or longer.

The Servicer is not aware that any default or servicing related performance trigger has occurred as to any other securitization for which it acts as a master servicer, a servicer, or a sub-servicer. The Servicer is not aware of any material noncompliance with any applicable servicing criteria as to any other securitizations. The Servicer outsources to various third-parties some of its obligations, including tracking of taxes and insurance and the management and sale of REO property. However, all servicing decisions are made by the Servicer.

The Servicer is an affiliate of American Home Mortgage Investment Corp., also referred to in this section as AHMIC, a publicly-traded mortgage real estate investment trust that trades on the New York Stock Exchange under the symbol “AHM”. The Servicer is a “taxable REIT subsidiary” of AHMIC.

Collections on the related mortgage loans will be maintained in a payment clearing account for two business days before being deposited into a specifically designated custodial account, segregated from the other assets of the securitization.

Because the mortgage loans are hybrid mortgage loans, the Servicer will be required to change the calculation of the monthly payment on each mortgage loan after the initial fixed-rate period. The Servicer has procedures in place to change the amount of the monthly payment as reflected on the payment statements of the borrower.

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The Servicer will generally only have the ability to modify Mortgage Loans in the case the related borrower is in default. If the Servicer reduces the borrower’s monthly payment, the amount payable to the Trust may be reduced.

The Servicer does not have any custodial responsibility for the assets. The Custodian has sole responsibility pursuant to the custodial agreement.

The Servicer is not aware of any material legal proceeds pending against it or against any of its property, including any proceedings known to be contemplated by governmental authorities.

American Home Servicing is an affiliate of American Home Mortgage Corp., one of the Originators.

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Central Mortgage Company

The principal executive offices of Central Mortgage Company (“Central Mortgage”) are located at 801 John Barrow Road, Little Rock, Arkansas 72205. Central Mortgage is an Arkansas corporation, and a wholly owned subsidiary of Arvest Bank, Fayetteville, Arkansas, which is a wholly owned subsidiary of Arvest Bank Group, Inc., a privately held multi-bank holding company.

Central Mortgage was established in 1997 to, among other activities, service mortgage loans. Central Mortgage was acquired by Arvest Bank Group, Inc. in January 2000. Central Mortgage does not, at this time, originate loans. Central Mortgage instead focuses on acquiring servicing volume through the purchase of mortgage servicing rights or subservicing of prime and Alt-A first lien mortgage loans. Central Mortgage does not, as a regular part of its business, own the mortgage loans it services.

Central Mortgage is an approved mortgage loan servicer for Fannie Mae, Freddie Mac, Ginnie Mae, U.S. Housing and Urban Development and Veterans Administration and has experience in servicing loans similar to the mortgage loans.

Central Mortgage has been assigned ratings of SQ2- by Moody’s Investors Service as a primary servicer of residential prime and Alt-A first lien mortgage loans and a RPS3+ by Fitch Ratings as a primary servicer of residential prime product.

Loan Servicing

Central Mortgage has established standard policies for the servicing and collection of mortgages. Standard servicing which also is relevant to the mortgage loans involved herein includes, but is not limited to:

(a)	collecting, aggregating and remitting mortgage loan payments;

(b)	accounting for principal and interest;

(c)	administration of escrow (impound) funds for payment of taxes and insurance;

(d)	management of adjustable rate mortgages;

(e)	oversight of delinquent mortgage loans;

(f)	loss mitigation remedies;

(g)	inspection of the mortgaged properties as needed;

(h)	foreclosure proceedings and, as necessary, the liquidation of mortgaged properties;

(i)	bankruptcy proceedings; and

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(j)	generally administering the mortgage loans, for which a service fee is received.

Billing statements are mailed monthly by Central Mortgage. The statement details loan activity and specifies the payment due as well as detailing various payment options available to the mortgagor, if applicable. Notice of changes in the applicable loan rate are provided to the mortgagor in a separate notification.

Servicing policies and/or procedures with respect to mortgage loans may change over time in accordance with, among other things, changes in the servicing portfolio and applicable laws and regulations, as well as Central Mortgage’s business judgment.

Loss Mitigation and Collection Procedures

A key function of loss mitigation and collections is to have contact with the delinquent mortgagor and carefully evaluate the circumstances of their delinquency before the delinquency becomes more serious. In addition to telephone contacts, written correspondence is sent to the delinquent mortgagor. Most delinquencies cure quickly without the need for further collection activity. Pursuant to servicing procedures, a notice of intent to foreclose is sent on the 62nd day of delinquency. If the delinquency is not cured within 31 days of the notice of intent to foreclose, the loan will be presented to the foreclosure committee for review and, upon approval, the appropriate legal action to foreclose will begin. If the default is cured, the foreclosure action will be dismissed. Loss mitigation remedies, if appropriate and consistent with the related servicing agreement, are pursued throughout the delinquency and are continued during the foreclosure action. Mortgage loans in bankruptcy are monitored carefully and opportunities for loss mitigation sought out in accordance with law.

Once foreclosure or bankruptcy is begun, a tracking system is utilized to monitor the status of the proceedings. The system includes state specific parameters that monitor time lines that are customary for the state in which the mortgage property is located. As part of the foreclosure process, the present value of the property will be determined and the foreclosure bid, if necessary, is established.

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If the mortgage property is foreclosed and not purchased by a third party at the foreclosure sale, Central Mortgage will liquidate the property. Pursuant to its efforts to sell such foreclosed property, Central Mortgage will protect and conserve the property in accordance with the appropriate servicing agreement or appropriate REMIC provisions and in a manner that does not result in a tax on “net income from foreclosure property” or cause such REO property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the IRS Code. Upon final disposition of any REO property, Central Mortgage is entitled to reimbursement of related advances.

Material Terms of Servicing Agreement

Central Mortgage’s standard duties are described in the Loan Servicing portion of this statement. A copy of the relevant servicing agreement is maintained by the master servicer. Central Mortgage will also maintain a servicing file consisting of all documents necessary to service each mortgage loan; however it does not have physical possession of the original promissory note, original mortgage or deed of trust or other such documents which are maintained by a custodian selected by trustee. Central Mortgage is responsible for maintaining a complete set of books and records for the mortgage loans, which is required to be appropriately identified in Central Mortgage’s computer system to reflect the ownership of the mortgage loan by the trustee. Unless authorized by the trustee, Central Mortgage will segregate into separate accounts all collections from the mortgage loans, and maintain custodial accounts as necessary. Central Mortgage is required to forward to the custodian on behalf of the trustee all original documents in its possession evidencing an assumption, modification, consolidation or extension of any mortgage loan entered into in accordance with the servicing agreement promptly after their execution.

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Back-Up Servicing

In the event of an occurrence of a natural disaster or other significant event that would cause Central Mortgage to temporarily loose the ability to service the loans, a back-up system has been established and is currently operational for servicing so that no significant interruption would occur. The back-up servicer is Arvest Mortgage Company, Lowell, Arkansas, (“AMC”). AMC is an affiliated company with Central Mortgage.

AMC’s servicing system is located approximately 170 miles from Central Mortgage’s location in Little Rock, Arkansas. AMC presently shares a number of operating systems and processes with Central Mortgage, but the data bases are completely separate. AMC and Central Mortgage have sufficient safeguards in place to support independent daily servicing activities, provide back-up and prevent data corruption or access by outside parties. Only in the case of a disaster or other significant event would Central Mortgage’s data be accessible from AMC’s location. Personnel are either currently available at AMC to handle Central Mortgage’s servicing on a temporary basis or current Central Mortgage employees could relocate to provide additional support. Facilities for recognition of loan data, telephone, email, and image retention are currently in place. Central Mortgage’s customers would not be aware of any interruption in normal servicing.

Foreclosure, Delinquency and Loss Experience

The following table summarizes the delinquency, foreclosure and loss experience for all the mortgage loans serviced by Central Mortgage. The data presented in the following table is for illustrative purposes only, and there is no assurance that the delinquency, foreclosure, or loss experience of the mortgage loans included in the trust will be similar to that set forth below.

The actual loss and delinquency experience will depend, among other things, upon factors beyond the contract of Central Mortgage, such as national and local economic conditions, real estate markets in servicing area, the real estate value securing the mortgage loans, and the financial strength of the mortgagors.

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Central Mortgage Company Overall Mortgage Portfolio Delinquency Experience

	At December 31,
	2002				2003
	Number of Loans	Percent of Servicing Portfolio	Loan Amounts	Percent by Loan Amounts	Number of Loans	Percent of Servicing Portfolio	Loan Amounts	Percent by Loan Amounts
Total Portfolio	22,624	100.00%	$1,880,813,160	100.00%	41,706	100.00%	$5,314,969,650	100.00%

Period of Delinquency
30-59 Days	878	3.88%	$73,484,661	3.91%	1,008	2.42%	$102,782,884	1.93%
60-89 Days	234	1.03%	$23,524,517	1.25%	238	0.57%	$21,856,399	0.41%
90-120 Days	88	0.39%	$8,167,908	0.43%	89	0.21%	$8,102,848	0.15%
Over 120 Days	66	0.29%	$5,772,605	0.31%	29	0.07%	$1,976,636	0.04%
Sub Total	1,266	5.60%	$110,949,691	5.90%	1,364	3.27%	$134,718,767	2.53%

Delinquency Status
Bankruptcy	57	0.25%	$4,917,866	0.26%	118	0.28%	$8,744,389	0.16%
Foreclosure	116	0.51%	$9,831,932	0.52%	164	0.39%	$13,340,000	0.25%
Real Estate Owned	0	0.00%	$0	0.00%	0	0.00%	$0	0.00%
Sub Total	173	0.76%	$14,749,798	0.78%	282	0.68%	$22,084,389	0.42%

Total Delinquent Loans	1,439	6.36%	$125,699,489	6.68%	1,646	3.95%	$156,803,156	2.95%

		At December 31,
		2004			2005
	Number of Loans	Percent of Servicing Portfolio	Loan Amounts	Percent by Loan Amounts	Number of Loans	Percent of Servicing Portfolio	Loan Amounts	Percent by Loan Amounts
Total Portfolio	85,727	100.00%	$13,272,305,829	100.00%	99,591	100.00%	$18,599,213,273	100.00%

Period of Delinquency
30-59 Days	1,753	2.04%	$225,874,590	1.70%	2,191	2.20%	$425,891,951	2.29%
60-89 Days	379	0.44%	$41,658,825	0.31%	424	0.43%	$57,997,436	0.31%
90-120 Days	111	0.13%	$12,093,004	0.09%	144	0.14%	$20,514,729	0.11%
Over 120 Days	71	0.08%	$6,284,723	0.05%	115	0.12%	$13,519,839	0.07%
Sub Total	2,314	2.70%	$285,911,142	2.15%	2,874	2.89%	$517,923,955	2.78%

Delinquency Status
Bankruptcy	131	0.15%	$11,539,729	0.09%	246	0.25%	$24,761,164	0.13%
Foreclosure	214	0.25%	$20,197,404	0.15%	253	0.25%	$28,763,225	0.15%
Real Estate Owned	0	0.00%	$0	0.00%	0	0.00%	$0	0.00%
Sub Total	345	0.40%	$31,737,133	0.24%	499	0.50%	$53,524,389	0.29%

Total Delinquent Loans	2,659	3.10%	$317,648,275	2.39%	3,373	3.39%	$571,448,344	3.07%

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	At December 31, 2006
	Number of Loans	Percent of Servicing Portfolio	Loan Amounts	Percent by Loan Amounts
Total Portfolio	111,742	100%	$21,423,482,134	100%

Period of Delinquency
30-59 Days	2,490	2.23%	$493,634,877	2.30%
60-89 Days	569	0.51%	$119,982,057	0.56%
90-120 Days	222	0.20%	$57,670,834	0.27%
Over 120 Days	131	0.12%	$27,495,655	0.13%
Sub Total	3,412	3.05%	$698,783,423	3.26%

Delinquency Status
Bankruptcy	314	0.28%	$37,971,489	0.18%
Foreclosure	457	0.41%	$100,464,103	0.47%
Real Estate Owned	41	0.04%	$9,281,555	0.04%
Sub Total	812	0.73%	$147,717,147	0.69%

Total Delinquent Loans	4,224	3.78%	$846,500,570	3.95%

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THE MASTER SERVICER AND SECURITIES ADMINISTRATOR

Wells Fargo Bank, N.A. (“Wells Fargo”) will act as master servicer and securities administrator under the pooling and servicing agreement. Wells Fargo is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company. A diversified financial services company with approximately $483 billion in assets, 23+ million customers and 167,000+ employees as of September 30, 2006, Wells Fargo & Company is a U.S. bank holding company, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The depositor, the sponsor, any originator and any servicer may maintain banking and other commercial relationships with Wells Fargo and its affiliates. Wells Fargo maintains principal corporate trust offices located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations) and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

 Wells Fargo serves or may have served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the issuing entity. The terms of any custodial agreement under which those services are provided by Wells Fargo are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

Wells Fargo will act as master servicer pursuant to the pooling and servicing agreement. The master servicer is responsible for the aggregation of monthly servicer reports and remittances and for oversight of the performance of the servicers under the terms of each servicing agreement. In particular, the master servicer independently calculates monthly loan balances based on servicer data, compares its results to the related servicer loan-level reports and reconciles any discrepancies with the related servicer. The master servicer also reviews the servicing of defaulted loans for compliance with the terms of the pooling and servicing agreement. In addition, upon the occurrence of certain servicer events of default under the terms of a servicing agreement, the master servicer may be required to enforce certain remedies on behalf of the issuing entity against such defaulting servicer. Wells Fargo has been engaged in the business of master servicing since June 30, 1995. As of December 31, 2006, Wells Fargo was acting as master servicer for approximately 1,427 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $748,854,000,000.

Under the terms of the pooling and servicing agreement, Wells Fargo also is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. As securities administrator, Wells Fargo is responsible for the preparation and filing of all REMIC tax returns on behalf of the issuing entity’s REMICs and the preparation of monthly reports on Form 10-D, certain current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the Commission on behalf of the issuing entity. Wells Fargo has been engaged in the business of securities administration since June 30, 1995. As of December 31, 2006, Wells Fargo was acting as securities administrator with respect to more than $1,006,418,000,000 of outstanding residential mortgage-backed securities.

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THE TRUSTEE AND CUSTODIAN

Deutsche Bank National Trust Company. Deutsche Bank National Trust Company (“DBNTC”) will act as Trustee. DBNTC is a national banking association which has an office in Santa Ana, California. DBNTC has previously been appointed to the role of trustee for numerous mortgage-backed transactions in which residential mortgages comprised the asset pool and has significant experience in this area. DBNTC also will act as a custodian of the mortgage files pursuant to the pooling and servicing agreement. DBNTC has performed this custodial role in numerous mortgage-backed transactions since 1991. DBNTC will maintain the mortgage files in secure, fire-resistant facilities. DBNTC will not physically segregate the mortgage files from other mortgage files in DBNTC’s custody but they will be kept in shared facilities. However, DBNTC’s proprietary document tracking system will show the location within DBNTC’s facilities of each mortgage file and will show that the mortgage loan documents are held by the Trustee on behalf of the trust fund. DBNTC may perform certain of its obligations through one or more third party vendors. However, DBNTC will remain liable for the duties and obligations required of it under the pooling and servicing agreement. DBNTC has no pending legal proceedings that would materially affect its ability to perform its duties as Trustee on behalf of the holders of the certificates or as Custodian.

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THE CERTIFICATE INSURER

AMBAC ASSURANCE CORPORATION

General

Ambac Assurance Corporation (“Ambac”) is a leading financial guarantee insurance company that is primarily engaged in guaranteeing public finance and structured finance obligations. Ambac is the successor to the founding financial guarantee insurance company, which wrote the first bond insurance policy in 1971. Ambac is licensed to transact financial guarantee and surety business in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Territory of Guam and the U.S. Virgin Islands. Ambac is subject to the insurance laws and regulations of the State of Wisconsin, its state of incorporation, and the insurance laws and regulations of other states in which it is licensed to transact business. Ambac is a wholly-owned subsidiary of Ambac Financial Group, Inc.(“Ambac Financial Group”), a 100% publicly-held company. Ambac has earned triple-A financial strength ratings from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch, Inc.

Capitalization

The following table sets forth the capitalization of Ambac and subsidiaries as of December 31, 2005 and December 31, 2006 in conformity with U. S. generally accepted accounting principles.

Ambac Assurance Corporation and Subsidiaries

CONSOLIDATED CAPITALIZATION TABLE

(Dollars in Millions)

	December 31, 2005	December 31, 2006

Unearned premiums	$2,953	$3,048
Other liabilities	1,933	2,021
Total liabilities	4,886	5,069
Stockholder's equity
Common stock	82	82
Additional paid-in capital	1,453	1,509
Accumulated other comprehensive income	137	142
Retained earnings	4,510	5,259
Total stockholder's equity	6,182	6,992
Total liabilities and stockholder's equity	$11,068	$12,061

There has been no material adverse change in the capitalization of Ambac and subsidiaries from December 31, 2006 to the date of this Free Writing Prospectus.

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For additional financial information concerning Ambac, please refer to Ambac’s website at http://www.ambac.com by clicking on the Investor Relations link, then clicking on the Financial Reports link and then clicking on the SEC Documents/Filings link to access the following documents: the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006, prepared in accordance with U. S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 1, 2007; Commission File No. 1-10777). Such financial information regarding Ambac shall be deemed to be made a part of this Free Writing Prospectus.

Copies of all information regarding Ambac that is referenced in this Free Writing Prospectus can be read and copied at the SEC’s website at http://www.sec.gov, the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549, and the offices of the NYSE, 20 Broad Street, New York, New York 10005. Copies of the consolidated financial statements of Ambac referenced herein and copies of Ambac’s annual statement for the year ended December 31, 2006 prepared on the basis of accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, are available without charge from Ambac. The address of Ambac’s administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York 10004 and (212) 668-0340.

Other Information

Ambac makes no representation regarding the Certificates or the advisability of investing in the Certificates. Ambac has not independently verified, is not responsible for, and makes no representation regarding, the accuracy or completeness of this Free Writing Prospectus, other than the information supplied by Ambac and presented, included or referenced in this Free Writing Prospectus under the heading “Ambac Assurance Corporation.”

THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

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